UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia California Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Fund Governance	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.84% without sales charge.

■  The fund lagged its benchmarks, the Barclays Capital California Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index2 and beat its peer group average the Lipper California Municipal Debt Funds Classification.3

■  Security selection hurt performance relative to the Barclays Capital California benchmark in several sectors, while the fund's longer maturity and credit quality were helpful to returns.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital California Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+2.84%

Class A shares (without sales charge)

+3.78%

Barclays Capital Municipal Bond Index

+3.87%

Barclays Capital California Municipal Bond Index

1

Performance Information – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	15,328	14,604
Class B	14,225	14,225
Class C	14,652	14,652
Class Z	15,547	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
1-year	2.84	–2.04	2.06	–2.77	2.37	1.40	3.05
5-year	3.99	2.98	3.22	2.88	3.52	3.52	4.24
10-year	4.36	3.86	3.59	3.59	3.89	3.89	4.51

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 19, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without sales charges. The returns shown have not been adjusted to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund.

2

Understanding Your Expenses – Columbia California Tax-Exempt Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.10	1,021.32	4.04	3.92	0.77
Class B	1,000.00	1,000.00	1,075.90	1,017.44	8.06	7.83	1.54
Class C	1,000.00	1,000.00	1,077.50	1,019.00	6.44	6.26	1.23
Class Z	1,000.00	1,000.00	1,081.00	1,022.48	2.83	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	7.38
Class B	7.38
Class C	7.38
Class Z	7.38

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.45
Class B	0.39
Class C	0.41
Class Z	0.46

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.14 per share of taxable realized gains.

30-day SEC yields

as of 10/31/11 (%)

Class A	3.45
Class B	2.67
Class C	3.20
Class Z	4.09

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.84% without sales charge. The fund trailed the 3.87% gain of the Barclays Capital California Municipal Bond Index as well as the 3.78% advance of the broader Barclays Capital Municipal Bond Index. The fund however, beat the 2.69% average return of its peer group, the Lipper California Municipal Debt Funds Classification.

After a weak start, municipal bond market conditions improved

The municipal bond market got off to a difficult start in the fourth quarter of 2010 after a well-publicized but so-far erroneous prediction that the municipal bond market was ripe for massive defaults led many investors to sell municipal securities. At the same time that demand was falling, supply was increasing leading up to the 2010 year end. Yields rose, bond prices fell and the yield curve steepened into March 2011. However, market conditions began to improve later in the spring, as credit fears eased and outflows slowed. State and local tax revenues have grown for six consecutive quarters, and new issuance slowed as many states implemented sharp budget cuts and delayed capital expenditures. As such, defaults remained scarce. The year-to-date total is just over $1 billion, mostly in non-rated sectors. Against this backdrop, municipal bond yields began to look attractive relative to Treasury yields, and investors eventually began buying municipal securities again. Over the last seven months of the period, municipal bond yields fell across all maturities, but especially on longer-term issues. Credit spreads—the difference between the yields on lower and higher quality bonds—also narrowed. As both yield and credit spreads narrowed, municipal bond returns got a boost for the year.

Positive contribution from longer-maturity and credit quality positioning

The fund benefited from having a longer duration than its Barclays Capital California benchmark. Investments in longer-maturity bonds experienced the biggest price gains as yields fell and offered a yield advantage over shorter-maturity issues. (Duration is a measure of interest-rate sensitivity.) The fund also picked up ground with an underweight in higher quality (AAA and AA rated4) bonds and an overweight in hospital bonds, which were strong performers. Security selection among state and local general obligation (GO) sector with varied coupon structures and within the hospital sector detracted from performance.

Changes to positioning

During the selloff that began in late 2010, we added longer-maturity bonds because we believed they were being unfairly pressured by an unfavorable supply/demand situation in the municipal market rather than by fundamental problems. We also boosted the fund's stake in lower quality securities, adding to bonds with A and BBB ratings, as well as to state GOs and bonds backed by revenues from special property taxes. To fund these purchases, we reduced exposure to higher quality (primarily AAA and AA) bonds and to local GOs, which we thought would remain under pressure as property

4Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia California Tax-Exempt Fund values and related tax revenues declined. In addition, we eliminated a small position in tobacco bonds, which are bonds issued by the state and backed by revenues from a financial settlement it has with tobacco companies, and trimmed pre-refunded bonds, which are high quality issues. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off the old bonds. The proceeds from the new issue are invested into an escrow account (typically short-term government securities) and the interest earned is used to pay the interest on the bonds outstanding. On the call date or maturity date, the money in the escrow account is used to pay off the bonds outstanding.

Next steps

Going forward, we plan to monitor the federal government's deficit reduction proposals to determine their potential impact on the tax-exempt status of municipal bonds. At the state level, we expect to keep a close eye on California's recovery, which has been hurt by cutbacks in defense and in state and local governments, above-average unemployment and a weak housing market. Longer term, we expect the state's strengths, particularly in technology and higher-education, to help it weather these challenging economic times and maintain its A1 credit rating from Moody's. Given expectations that short-term interest rates and inflation will remain low into 2013, we plan to continue to favor longer-maturity and lower quality issues. We will continue to emphasize individual security selection, relying heavily upon our proprietary credit research team. We will carefully monitor a number of potential variables and will not hesitate to adjust the fund's duration, credit quality and/or sector positioning accordingly.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by the interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	5.31
Class B	4.11
Class C	4.92
Class Z	6.29

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	4.6
AA	21.9
A	53.8
BBB	12.4
BB	1.6
Non-Rated	5.7

Maturity breakdown

as of 10/31/11 (%)

0-1 year	0.1
1-3 years	3.0
3-5 years	1.5
5-7 years	3.8
7-10 years	6.3
10-15 years	10.2
15-20 years	23.0
20-25 years	22.8
25 years and over	27.7
Cash Equivalents	1.6

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, top sectors and quality breakdown are calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 96.8%
Advanced Refunded 2.9%
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	$30,000	$38,972
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC)
08/01/23	7.500%	950,000	1,263,348
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(a)
07/01/22	11.990%	455,000	658,631
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(b)
05/01/21	7.800%	2,500,000	3,467,750
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c)
01/01/20	0.000%	12,000,000	9,741,120
Total			15,169,821
Airport 3.7%
City of Los Angeles Department of Airports Revenue Bonds Series 2009A
05/15/34	5.000%	1,000,000	1,051,880
Subordinated Revenue Bonds Los Angeles International Series 2010B
05/15/35	5.000%	3,665,000	3,785,798
County of Orange Revenue Bonds Series 2009A
07/01/39	5.250%	2,500,000	2,638,525
County of Sacramento Revenue Bonds Senior Series 2009B
07/01/39	5.750%	3,000,000	3,176,520
County of Sacramento(b) Revenue Bonds Senior Series 2008B (AGM) AMT
07/01/39	5.250%	1,000,000	1,008,310
San Diego County Regional Airport Authority Refunding Revenue Bonds Series 2005 (AMBAC) AMT(b)
07/01/20	5.250%	750,000	830,205
San Francisco City & County Airports Commission(b) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT
05/01/25	5.750%	1,500,000	1,621,320
2nd Series 2011F AMT
05/01/29	5.000%	5,210,000	5,253,139
Total			19,365,697

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College 6.3%
California Educational Facilities Authority Revenue Bonds California College of the Arts Series 2005
06/01/26	5.000%	$1,000,000	$912,740
06/01/35	5.000%	1,500,000	1,265,310
California Lutheran University Series 2008
10/01/21	5.250%	665,000	696,754
10/01/38	5.750%	3,000,000	3,030,480
Chapman University Series 2011
04/01/31	5.000%	4,375,000	4,453,750
Loyola Marymount University Series 2010A
10/01/40	5.125%	1,250,000	1,279,750
Scripps College Series 2001
08/01/31	5.000%	1,500,000	1,500,270
Woodbury University Series 2006
01/01/25	5.000%	1,830,000	1,649,434
California Municipal Finance Authority Revenue Bonds Biola University Series 2008
10/01/28	5.800%	2,000,000	2,076,800
Loma Linda University Series 2007
04/01/32	4.750%	2,300,000	2,224,008
California State University Revenue Bonds Systemwide Series 2007A (AGM)
11/01/27	5.000%	1,250,000	1,341,463
Series 2009A
11/01/40	6.000%	2,000,000	2,225,480
Series 2010A
11/01/30	5.000%	2,995,000	3,182,397
California Statewide Communities Development Authority(d)(e) Revenue Bonds San Francisco Art Institute Series 2002
04/01/32	7.375%	1,750,000	1,590,277
California Statewide Communities Development Authority(e) Revenue Bonds Thomas Jefferson School of Law Series 2008A
10/01/38	7.250%	3,900,000	3,947,073
University of California Revenue Bonds Series 2008D
05/15/27	5.000%	1,500,000	1,563,990
Total			32,939,976

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric 6.8%
Anaheim Public Financing Authority Revenue Bonds Anaheim Electric Systems Distribution Series 2009
10/01/25	5.000%	$1,000,000	$1,083,410
California Infrastructure & Economic Development Bank Revenue Bonds California Independent System Operator Series 2009A
02/01/39	6.250%	2,000,000	2,148,340
California State Department of Water Resources Revenue Bonds Series 2010M
05/01/15	5.000%	4,500,000	5,097,150
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D
01/01/34	5.875%	1,000,000	1,103,680
City of Chula Vista(b) Revenue Bonds San Diego Gas & Electric Co. Series 2005D AMT
12/01/27	5.000%	3,500,000	3,605,245
City of Redding Certificate of Participation Series 2008A (AGM)
06/01/27	5.000%	865,000	906,944
City of Riverside Electric Revenue Bonds Series 2008D (AGM)
10/01/28	5.000%	1,325,000	1,396,139
City of Vernon Revenue Bonds Series 2009A
08/01/21	5.125%	2,000,000	1,982,440
Imperial Irrigation District Refunding Revenue Bonds System Series 2011A
11/01/31	6.250%	1,000,000	1,145,870
Los Angeles Department of Water & Power Revenue Bonds Power System Subordinated Series 2008A-1
07/01/38	5.250%	1,750,000	1,869,420
Modesto Irrigation District Certificate of Participation Series 2004B
07/01/35	5.500%	2,000,000	2,066,260
Refunding Revenue Bonds Series 2011C 10/05/2011
07/01/31	5.000%	6,060,000	6,204,289
Puerto Rico Electric Power Authority(f) Revenue Bonds Series 2008WW
07/01/28	5.000%	1,500,000	1,512,585

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric (cont.)
Sacramento Municipal Utility District Revenue Bonds Series 1997K (AMBAC)
07/01/24	5.250%	$2,220,000	$2,519,966
Southern California Public Power Authority Revenue Bonds Milford Wind Corridor Project Series 2010-1
07/01/30	5.000%	500,000	530,225
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC)
01/01/29	5.000%	2,500,000	2,522,800
Total			35,694,763
Health Care - Hospital 14.4%
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars Sinai Medical Center Series 2005
11/15/34	5.000%	4,025,000	3,970,703
Revenue Bonds Adventist Health System West Series 2009A
09/01/39	5.750%	5,000,000	5,200,800
Catholic Healthcare West Series 2009A
07/01/39	6.000%	1,000,000	1,070,180
Series 2009E
07/01/25	5.625%	1,125,000	1,202,456
Cedars Sinai Medical Center Series 2009
08/15/39	5.000%	8,150,000	8,005,256
Kaiser Permanente Series 2006A
04/01/39	5.250%	3,350,000	3,355,058
Providence Health & Services Series 2008C
10/01/28	6.250%	500,000	566,080
Scripps Health Series 2010A
11/15/36	5.000%	750,000	753,435
St. Joseph Health System Series 2009A
07/01/29	5.500%	1,500,000	1,564,620
Sutter Health Series 2008A
08/15/30	5.000%	2,500,000	2,509,800
Series 2011B
08/15/31	5.875%	1,815,000	1,960,164
Unrefunded Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	1,470,000	1,658,836
California Health Facilities Financing Authority(g) Revenue Bonds Catholic Healthcare Series 2011A
03/01/41	5.250%	3,000,000	2,968,770

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Children's Hospital Series 2011A
11/01/41	5.250%	$5,000,000	$4,911,050
California Municipal Finance Authority Certificate of Participation Community Hospital of Central California Series 2007
02/01/37	5.250%	2,500,000	2,164,450
Revenue Bonds Community Hospitals of Central California Series 2009
02/01/39	5.500%	4,000,000	3,565,880
California Statewide Communities Development Authority Revenue Bonds Catholic Healthcare West Series 2008B
07/01/30	5.500%	1,965,000	2,032,400
John Muir Health Series 2006A
08/15/32	5.000%	3,000,000	2,972,970
Series 2009
07/01/39	5.125%	500,000	490,895
Kaiser Permanente Series 2002A
11/01/32	5.500%	1,000,000	1,004,920
Series 2006B
03/01/45	5.250%	1,000,000	1,001,840
Sutter Health Series 2002B
08/15/42	5.625%	500,000	502,040
Series 2011A
08/15/42	6.000%	2,000,000	2,180,760
Various Kaiser Series 2001C
08/01/31	5.250%	1,100,000	1,117,446
City of Newport Beach Revenue Bonds Hoag Memorial Presbyterian Hospital Series 2011
12/01/40	6.000%	1,000,000	1,120,470
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A
09/01/30	5.000%	3,000,000	3,008,310
09/01/40	5.000%	1,000,000	977,530
City of Turlock Certificate of Participation Emanuel Medical Center, Inc. Series 2004
10/15/13	5.000%	940,000	971,452
Series 2007A
10/15/22	5.000%	2,780,000	2,612,171
Grossmont Healthcare District Unlimited General Obligation Bonds 2006 Election Series 2011B
07/15/34	6.000%	2,000,000	2,245,380

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Kaweah Delta Health Care District Refunding Revenue Bonds Series 2006
06/01/34	4.500%	$3,500,000	$2,962,225
Palomar Pomerado Health Certificate of Participation Series 2009
11/01/39	6.750%	350,000	357,620
Sierra View Local Health Care District Revenue Bonds Series 2007
07/01/37	5.250%	3,500,000	3,297,665
Washington Township Health Care District Revenue Bonds Series 1999
07/01/29	5.250%	1,500,000	1,489,650
Total			75,773,282
Health Care - Life Care Center 1.1%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011
07/01/31	6.000%	2,200,000	2,182,246
California Health Facilities Financing Authority Revenue Bonds Insured Episcopal Home Series 2010B
02/01/32	6.000%	2,000,000	2,050,740
California Statewide Communities Development Authority Revenue Bonds American Baptist Homes West Series 2010
10/01/39	6.250%	1,500,000	1,502,685
Total			5,735,671
Housing - Multi-Family 1.0%
California Housing Finance Agency Revenue Bonds Multifamily Housing III Series 1999A AMT(b)
02/01/36	5.375%	2,280,000	2,279,886
California Statewide Communities Development Authority Refunding Revenue Bonds Quail Ridge Apartments Senior Series 2002E-1
07/01/32	5.375%	2,000,000	1,517,540
Revenue Bonds Irvine LLC-UCI East Campus Series 2008
05/15/32	5.750%	1,500,000	1,500,765
Total			5,298,191
Housing - Single Family 0.7%
CRHMFA Homebuyers Fund(b) Revenue Bonds Mortgage-Backed Securities Program Series 1998B-5 (GNMA/FNMA/FHLMC) AMT
12/01/29	6.350%	15,000	15,399

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Single Family (cont.)
Series 2000B (GNMA/FNMA) AMT
06/01/31	7.300%	$25,000	$25,682
Series 2000D (GNMA/FNMA) AMT
06/01/31	7.100%	20,000	20,703
California Housing Finance Agency(b) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT
08/01/30	5.750%	960,000	958,761
Series 2006K AMT
08/01/26	4.625%	2,500,000	2,231,800
02/01/42	5.500%	500,000	497,505
Total			3,749,850
Industrial-Pollution - IDR 0.7%
M-S-R Energy Authority Revenue Bonds Series 2009B
11/01/34	7.000%	1,000,000	1,187,120
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A
11/01/33	5.000%	2,385,000	2,277,818
Total			3,464,938
Lease 8.0%
Anaheim Public Financing Authority Subordinated Revenue Bonds Public Improvements Project Series 1997C (AGM)
09/01/14	6.000%	2,000,000	2,240,820
California State Public Works Board Refunding Revenue Bonds Department of Corrections State Prisons Series 1993A (AMBAC)
12/01/19	5.000%	6,000,000	6,345,060
Revenue Bonds Department of Mental Health Coaling Series 2004A-A
06/01/19	5.500%	1,500,000	1,611,975
State University Projects Series 2011B
10/01/31	5.000%	1,200,000	1,182,096
Various Capital Projects Series 2011A
10/01/31	5.125%	5,000,000	5,021,000
Subordinated Series 2009I-1
11/01/29	6.125%	5,000,000	5,463,600
Subordinated Series 2010A-1
03/01/35	6.000%	2,750,000	2,958,615
California Statewide Communities Development Authority Revenue Bonds Proposition 1A Receivables Program Series 2009
06/15/13	5.000%	2,475,000	2,634,885

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Lease (cont.)
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC)
11/01/23	5.000%	$2,235,000	$2,069,185
County of San Joaquin Certificate of Participation Capital Facilities Project Series 1993 (NPFGC)
11/15/13	5.500%	1,205,000	1,231,149
Los Angeles Municipal Improvement Corp. Revenue Bonds Capital Equipment Series 2008A
09/01/24	5.000%	1,000,000	1,051,650
Series 2008B
09/01/38	5.000%	3,000,000	2,930,460
Pico Rivera Public Financing Authority Revenue Bonds Series 2009
09/01/31	5.500%	1,500,000	1,571,775
San Mateo County Board of Education Refunding Certificate of Participation Series 2009
06/01/35	5.250%	2,000,000	2,128,420
Victor Elementary School District Certificate of Participation School Construction Refinancing Series 1996 (NPFGC)
05/01/18	6.450%	3,345,000	3,578,581
Total			42,019,271
Miscellaneous 1.5%
California Infrastructure & Economic Development Bank Revenue Bonds California Infrastructure & Economic Development Series 2008
02/01/38	5.250%	3,050,000	3,100,081
Series 2008
02/01/33	5.250%	3,000,000	3,086,610
Munimae TE Bond Subsidiary LLC Series 2004A-2(d)(e)
06/29/49	4.900%	2,000,000	1,640,020
Total			7,826,711
Port District 1.1%
Los Angeles Harbor Department Revenue Bonds Series 1988 Escrowed to Maturity
10/01/18	7.600%	600,000	729,036
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A
03/01/40	5.125%	5,000,000	5,141,350
Total			5,870,386

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Resource Recovery 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Waste Management Series 2002A AMT(b)
01/01/22	5.000%	$2,000,000	$2,045,740
Sales or Use Tax 1.4%
Puerto Rico Highway & Transportation Authority(f) Revenue Bonds Series 1998A (NPFGC)
07/01/38	4.750%	2,250,000	2,035,598
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A
06/01/32	5.000%	5,000,000	5,237,850
Total			7,273,448
School 2.4%
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010
07/01/30	6.000%	2,000,000	2,003,260
California Statewide Communities Development Authority Revenue Bonds Polytechnic School Series 2009
12/01/34	5.000%	1,235,000	1,266,307
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	3,340,000	3,562,778
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D
01/01/34	5.000%	750,000	792,465
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A
08/01/33	5.500%	3,125,000	3,308,688
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 (AGM)
08/01/23	5.000%	1,500,000	1,666,365
Total			12,599,863
Special District - Assessment 4.1%
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007
09/01/37	5.000%	1,000,000	837,350
City of Carson Special Assessment Bonds District No. 92-1 Series 1992
09/02/22	7.375%	110,000	110,285

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special District - Assessment (cont.)
City of Redwood Special Tax Bonds Community Facilities District 1 Series 2003B
09/01/28	5.950%	$750,000	$750,315
Eastern Municipal Water District Special Tax Bonds District No. 2004-27 Cottonwood Series 2006
09/01/27	5.000%	200,000	185,510
09/01/36	5.000%	500,000	437,570
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC)
12/01/24	6.500%	3,000,000	3,190,500
Elk Grove Unified School District(c) Refunding Special Tax Bonds Capital Appreciation-Community Facilities No. 1 Series 1995 (AMBAC)
12/01/18	0.000%	2,720,000	1,870,163
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006
09/01/35	5.125%	1,000,000	859,230
Los Angeles County Public Works Financing Authority Refunding Revenue Bonds Senior Lien Series 1996A (AGM)
10/01/18	5.500%	2,030,000	2,296,153
Oceanside Community Facilities District Special Tax Bonds Ocean Ranch Corp. Series 2004
09/01/34	5.875%	1,000,000	868,500
Orange County Community Facilities District Special Tax Bonds Ladera Ranch Series 2004A
08/15/34	5.625%	850,000	850,204
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007
09/01/37	5.000%	1,000,000	787,310
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A
02/01/18	8.000%	15,000	15,084
San Bernardino Joint Powers Financing Authority Refunding Tax Allocation Bonds Central City Merged Project Series 1998A (AMBAC)
07/01/14	5.750%	985,000	1,011,812
Series 2005A (AGM)
10/01/24	5.750%	2,420,000	2,702,947

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special District - Assessment (cont.)
Sulphur Springs Union School District Special Tax Bonds Community Facilities District Series 2002-1A
09/01/33	6.000%	$1,500,000	$1,330,200
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996
09/01/17	6.000%	3,305,000	3,648,092
Total			21,751,225
Special District - Tax Allocation 12.4%
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A
08/01/29	7.500%	1,895,000	1,938,718
Southeast Bakersfield Series 2009B
08/01/29	7.250%	890,000	924,149
Carson Redevelopment Agency Tax Allocation Bonds Housing Series 2010A
10/01/30	5.000%	5,000,000	4,764,550
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC)
11/01/23	6.500%	2,000,000	2,134,120
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009
08/01/29	5.125%	1,000,000	984,460
08/01/36	5.500%	1,000,000	999,910
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC)
05/01/23	5.250%	2,100,000	2,098,215
Lancaster Financing Authority Subordinated Tax Allocation Bonds No. 5 & 6 Redevelopment Projects Series 2003 (NPFGC)
02/01/17	5.125%	1,270,000	1,270,762
Long Beach Bond Finance Authority Tax Allocation Bonds Series 2006C (AMBAC)
08/01/31	5.500%	3,250,000	2,904,265
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC)
07/01/18	5.375%	1,665,000	1,732,432

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special District - Tax Allocation (cont.)
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A
08/01/35	5.625%	$1,300,000	$1,338,714
08/01/40	5.750%	2,000,000	2,067,660
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004
06/01/33	5.375%	1,500,000	1,270,275
Oakland Redevelopment Agency Refunding Senior Tax Allocation Bonds Central District Redevelopment Series 1992 (AMBAC)
02/01/14	5.500%	4,425,000	4,557,529
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A
07/01/27	6.000%	4,780,000	5,096,579
Pittsburg Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(c)
08/01/24	0.000%	2,100,000	920,451
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC)
09/01/34	5.000%	3,200,000	2,874,272
Riverside County Economic Development Agency Tax Allocation Bonds Housing Series 2010A
10/01/39	6.000%	2,000,000	2,019,120
San Diego Redevelopment Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(c)
09/01/20	0.000%	3,630,000	2,405,274
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C
08/01/29	6.000%	1,035,000	1,040,610
08/01/39	6.500%	2,625,000	2,785,151
Mission Bay South Redevelopment Series 2009D
08/01/29	6.375%	1,000,000	1,011,740
Redevelopment Projects Series 2009B
08/01/32	6.500%	500,000	529,535
Redevelopment Projects Series 2011B
08/01/26	6.125%	500,000	530,855
08/01/41	6.625%	1,600,000	1,731,376

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special District - Tax Allocation (cont.)
San Francisco Redevelopment Projects Series 2011B
08/01/31	6.250%	$2,600,000	$2,747,342
San Francisco Redevelopment Projects Series 2009B
08/01/28	6.125%	1,010,000	1,036,351
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011
07/01/36	5.875%	1,250,000	1,371,113
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A
08/01/31	7.000%	1,000,000	1,090,840
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A
08/01/31	6.750%	1,000,000	1,076,050
Housing Redevelopment Project No. 1 Series 2011A
08/01/39	7.000%	2,100,000	2,305,107
Union City Community Redevelopment Agency Tax Allocation Bonds Sub Lien- Community Redevelopment Project Series 2011
12/01/12	3.000%	1,000,000	1,017,540
Tax Allocation Bonds Subordinated Lien-Community Redevelopment Project Series 2011
12/01/33	6.875%	1,500,000	1,620,525
Yorba Linda Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Redevelopment Project Series 2011A
09/01/32	6.500%	2,000,000	2,094,440
Subordinated Lien-Redevelopment Project Series 2011A
09/01/26	6.000%	1,000,000	1,046,780
Total			65,336,810
Special Purpose Certificates - General Obligations 3.2%
Central Valley Schools Financing Authority Refunding Revenue Bonds School District General Obligation Bond Program Series 1998A (NPFGC)
02/01/18	6.450%	1,000,000	1,118,460
Culver City School Facilities Financing Authority Revenue Bonds Culver City United School District Series 2005 (AGM)
08/01/26	5.500%	1,750,000	2,066,032

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations (cont.)
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC)
08/01/26	5.250%	$2,010,000	$2,113,374
Jefferson Union High School District Unlimited General Obligation Refunding Bonds Series 2000A (NPFGC)
08/01/25	6.450%	1,000,000	1,202,820
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c)
08/01/32	0.000%	5,440,000	1,364,298
New Haven Unified School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM)
08/01/17	12.000%	1,565,000	2,406,986
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(c)
07/01/20	0.000%	3,460,000	2,397,988
San Bernardino Community College District Unlimited General Obligation Bonds Election of 2002 Series 2008A
08/01/33	6.250%	1,000,000	1,145,870
San Marino Unified School District Unlimited General Obligation Bonds Series 1998B
06/01/23	5.000%	1,000,000	1,199,990
San Mateo County Community College District Unlimited General Obligation Bonds Election of 2001 Series 2002A (NPFGC/FGIC)
09/01/18	5.375%	1,000,000	1,034,950
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC)
08/01/22	5.250%	925,000	927,941
Total			16,978,709
State 19.0%
Commonwealth of Puerto Rico(f) Unlimited General Obligation Public Improvement Bonds Series 2004A
07/01/22	5.250%	2,000,000	2,078,700
State of California Refunding Unlimited General Obligation Bonds Series 2007
08/01/14	5.000%	1,465,000	1,613,536
Unlimited General Obligation Bonds Series 2010
11/01/29	5.200%	1,000,000	1,048,320
Unlimited General Obligation Bonds Series 2003
02/01/20	5.250%	1,250,000	1,423,950

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
State (cont.)
Series 2003 (AMBAC)
02/01/27	5.000%	$1,140,000	$1,229,832
Series 2004
02/01/22	5.000%	1,000,000	1,054,920
Series 2006
10/01/36	4.500%	2,500,000	2,322,950
Series 2008
08/01/34	5.000%	3,000,000	3,015,120
Various Purpose Series 2003
11/01/24	5.125%	2,000,000	2,126,000
Series 2005
03/01/32	5.000%	1,000,000	1,009,230
Series 2006
03/01/16	5.000%	1,245,000	1,397,176
Series 2007
12/01/28	5.000%	1,000,000	1,032,220
12/01/31	5.000%	3,500,000	3,554,845
12/01/32	5.000%	5,000,000	5,062,550
Series 2009
04/01/25	5.625%	500,000	562,260
10/01/29	5.000%	4,500,000	4,636,215
04/01/31	5.750%	2,750,000	2,997,170
04/01/35	6.000%	4,000,000	4,435,800
04/01/38	6.000%	10,500,000	11,622,870
11/01/39	5.500%	4,965,000	5,193,638
Series 2010
03/01/24	5.250%	1,000,000	1,089,490
03/01/27	5.000%	5,000,000	5,246,250
03/01/30	5.250%	1,000,000	1,041,700
03/01/33	6.000%	4,000,000	4,501,600
03/01/40	5.500%	4,800,000	5,024,832
Unlimited General Obligation Refunding Bonds Series 2005
05/01/29	4.625%	2,000,000	1,976,140
Series 2007
08/01/26	4.500%	2,500,000	2,512,625
08/01/30	4.500%	3,340,000	3,244,977
Various Purpose Series 2008
04/01/18	5.000%	1,735,000	1,960,446
04/01/33	5.125%	3,500,000	3,556,245
04/01/38	5.000%	12,110,000	12,116,055
Unrefunded Unlimited General Obligation Bonds Series 2000
05/01/26	5.625%	160,000	160,442
Series 2004
04/01/29	5.300%	2,000	2,061
Total			99,850,165
Toll Road 2.0%
Bay Area Toll Authority Revenue Bonds San Francisco Bay Area Series 2008F1
04/01/47	5.125%	2,500,000	2,578,700

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Toll Road (cont.)
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999
01/15/40	5.750%	$5,500,000	$4,952,915
Revenue Bonds Senior Lien Series 1995A (NPFGC)
01/01/35	5.000%	2,000,000	1,647,500
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	1,700,000	1,294,958
Total			10,474,073
Water & Sewer 3.7%
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02/01/33	4.750%	2,795,000	2,807,689
City of Big Bear Lake Water Refunding Revenue Bonds Series 1996 (NPFGC)
04/01/15	6.000%	1,350,000	1,427,679
City of Lodi Certificate of Participation Series 2007A (AGM)
10/01/37	5.000%	1,250,000	1,283,413
Eastern Municipal Water District Certificate of Participation Series 1991 (NPFGC/FGIC)
07/01/12	6.750%	685,000	706,646
Series 2008H
07/01/33	5.000%	1,000,000	1,038,970
Manteca Financing Authority Revenue Bonds Series 2003B (NPFGC)
12/01/33	5.000%	430,000	427,583
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC)
05/01/29	5.500%	2,000,000	2,078,840
Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12/01/39	6.250%	2,235,000	2,448,599
San Diego Public Facilities Financing Authority Revenue Bonds Senior Series 2009A
05/15/34	5.250%	1,500,000	1,596,855
05/15/39	5.250%	3,000,000	3,175,860
Series 2009B
08/01/34	5.375%	2,000,000	2,174,640
Total			19,166,774
Total Municipal Bonds (Cost: $490,793,797)			$508,385,364

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia California Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Floating Rate Notes 0.7%
Health Care - Nursing Home 0.3%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Hebrew Home Aged Disabled VRDN Series 2005 (Wells Fargo Bank)(a)
11/15/35	0.060%	$1,475,000	$1,475,000
Industrial-Pollution - IDR 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Pacific Gas & Electric Co. VRDN Series 1996C (JP Morgan Chase Bank)(a)
11/01/26	0.070%	2,500,000	2,500,000
Total Floating Rate Notes (Cost: $3,975,000)			$3,975,000

Issuer Description	Shares	Value
Money Market Funds 1.6%
Dreyfus General California Municipal Money Market Fund, 0.000%(h)	4,711,899	$4,711,899
JPMorgan Tax-Free Money Market Fund, 0.010%(h)	3,491,069	3,491,069
Total Money Market Funds (Cost: $8,202,968)		$8,202,968
Total Investments (Cost: $502,971,765)		$520,563,332
Other Assets & Liabilities, Net		4,513,716
Total Net Assets		$525,077,048

Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(b)  At October 31, 2011, the value of securities subject to alternative minimum tax represented 4.54% of net assets.

(c)  Zero coupon bond.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2011 was $3,230,297, representing 0.62% of net assets. Information concerning such security holdings at October 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
California Statewide Communities Development Authority Revenue Bonds San Francisco Art Institute Series 2002 7.375% 04/01/32	07/05/02	$1,750,000
Munimae TE Bond Subsidiary LLC Series 2004A-2 4.900% 06/29/49	10/15/04	2,000,000

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $7,177,370 or 1.37% of net assets.

(f)  Municipal obligations include debt obligations issued by or on behalf of territories, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $5,626,883 or 1.07% of the net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  The rate shown is the seven-day current annualized yield at October 31, 2011.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Columbia California Tax-Exempt Fund

October 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$508,385,364	$—	$508,385,364
Total Bonds	—	508,385,364	—	508,385,364
Short-Term Securities
Floating Rate Notes	—	3,975,000	—	3,975,000
Total Short-Term Securities	—	3,975,000	—	3,975,000
Other
Money Market Funds	8,202,968	—	—	8,202,968
Total Other	8,202,968	—	—	8,202,968
Total	$8,202,968	$512,360,364	$—	$520,563,332

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund

October 31, 2011

Assets
Investments, at value
(identified cost $502,971,765)	$520,563,332
Receivable for:
Investments sold	6,992,253
Capital shares sold	1,259,309
Interest	6,693,358
Expense reimbursement due from Investment Manager	6,184
Prepaid expense	501
Trustees' deferred compensation plan	44,932
Total assets	535,559,869
Liabilities
Disbursements in excess of cash	260
Payable for:
Investments purchased on a delayed delivery basis	7,844,750
Capital shares purchased	496,965
Dividend distributions to shareholders	1,771,676
Investment management fees	17,101
Distribution and service fees	10,731
Transfer agent fees	51,995
Administration fees	2,897
Chief compliance officer expenses	522
Other expenses	240,992
Trustees' deferred compensation plan	44,932
Total liabilities	10,482,821
Net assets applicable to outstanding capital stock	$525,077,048

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Assets and Liabilities (continued) – Columbia California Tax-Exempt Fund

October 31, 2011

Represented by
Paid-in capital	$509,893,653
Undistributed net investment income	88,279
Accumulated net realized loss	(2,496,451)
Unrealized appreciation (depreciation) on:
Investments	17,591,567
Total — representing net assets applicable to outstanding capital stock	$525,077,048
Net assets applicable to outstanding shares
Class A	$407,479,468
Class B	$1,989,378
Class C	$39,040,086
Class Z	$76,568,116
Shares outstanding
Class A	55,219,757
Class B	269,639
Class C	5,289,888
Class Z	10,373,037
Net asset value per share
Class A(a)	$7.38
Class B	$7.38
Class C	$7.38
Class Z	$7.38

(a)  The maximum offering price per share for Class A is $7.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Operations – Columbia California Tax-Exempt Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$2,908
Interest	21,414,806
Total income	21,417,714
Expenses:
Investment management fees	1,781,596
Distribution fees
Class B	13,580
Class C	244,231
Service fees
Class A	748,205
Class B	4,444
Class C	79,917
Transfer agent fees
Class A	343,845
Class B	2,112
Class C	39,743
Class Z	93,287
Administration fees	204,533
Compensation of board members	28,939
Pricing and bookkeeping fees	61,310
Custodian fees	10,047
Printing and postage fees	51,480
Registration fees	54,049
Professional fees	61,059
Chief compliance officer expenses	1,174
Other	120,062
Total expenses	3,943,613
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(455,210)
Fees waived by distributor — Class C	(97,657)
Expense reductions	(991)
Total net expenses	3,389,755
Net investment income	18,027,959
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	875,625
Net realized gain	875,625
Net change in unrealized appreciation (depreciation) on:
Investments	(3,925,815)
Net change in unrealized depreciation	(3,925,815)
Net realized and unrealized loss	(3,050,190)
Net increase in net assets resulting from operations	$14,977,769

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$18,027,959	$16,772,916
Net realized gain	875,625	6,876,102
Net change in unrealized appreciation (depreciation)	(3,925,815)	12,436,214
Net increase in net assets resulting from operations	14,977,769	36,085,232
Distributions to shareholders from:
Net investment income
Class A	(13,137,447)	(11,166,443)
Class B	(64,464)	(126,799)
Class C	(1,260,024)	(1,142,842)
Class Z	(3,601,746)	(4,333,792)
Net realized gains
Class A	(4,568,049)	(826,388)
Class B	(32,807)	(15,401)
Class C	(571,585)	(91,505)
Class Z	(1,657,571)	(316,727)
Total distributions to shareholders	(24,893,693)	(18,019,897)
Increase (decrease) in net assets from share transactions	146,724,185	(36,941,425)
Total increase (decrease) in net assets	136,808,261	(18,876,090)
Net assets at beginning of year	388,268,787	407,144,877
Net assets at end of year	$525,077,048	$388,268,787
Undistributed net investment income	$88,279	$248,466

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Statement of Changes in Net Assets (continued) – Columbia California Tax-Exempt Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,774,807	12,875,405	1,392,238	10,378,058
Fund merger	25,092,629	179,929,484	—	—
Distributions reinvested	1,493,775	10,669,224	1,040,628	7,728,471
Redemptions	(7,099,287)	(50,748,811)	(4,865,004)	(36,310,861)
Net increase	21,261,924	152,725,302	(2,432,138)	(18,204,332)
Class B shares
Subscriptions	16,002	115,287	22,274	163,983
Fund merger	218,017	1,562,262	—	—
Distributions reinvested	8,201	58,471	11,349	84,002
Redemptions	(246,679)	(1,770,621)	(496,255)	(3,678,684)
Net decrease	(4,459)	(34,601)	(462,632)	(3,430,699)
Class C shares
Subscriptions	729,676	5,240,068	920,606	6,878,960
Fund merger	1,427,288	10,231,939	—	—
Distributions reinvested	77,748	554,405	67,717	501,874
Redemptions	(1,141,948)	(8,086,535)	(754,660)	(5,611,874)
Net increase	1,092,764	7,939,877	233,663	1,768,960
Class Z shares
Subscriptions	1,491,393	10,704,560	1,776,504	13,286,453
Distributions reinvested	83,244	587,566	43,356	320,208
Redemptions	(3,570,650)	(25,198,519)	(4,144,983)	(30,682,015)
Net decrease	(1,996,013)	(13,906,393)	(2,325,123)	(17,075,354)
Total net increase	20,354,216	146,724,185	(4,986,230)	(36,941,425)

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights – Columbia California Tax-Exempt Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$7.64		$7.30		$6.71		$7.55		$7.74
Income from investment operations:
Net investment income	0.31		0.32		0.31		0.30		0.30
Net realized and unrealized gain (loss)	(0.12)		0.36		0.59		(0.79)		(0.16)
Total from investment operations	0.19		0.68		0.90		(0.49)		0.14
Less distributions to shareholders from:
Net investment income	(0.31)		(0.32)		(0.30)		(0.31)		(0.30)
Net realized gains	(0.14)		(0.02)		(0.01)		(0.04)		(0.03)
Total distributions to shareholders	(0.45)		(0.34)		(0.31)		(0.35)		(0.33)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$7.38		$7.64		$7.30		$6.71		$7.55
Total return	2.84%		9.52%		13.76%		(6.80%)		1.86%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.92%		0.87%		0.86%		0.85%		0.86%
Net expenses after fees waived or expenses reimbursed(c)	0.81	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)	0.83	%(d)
Net investment income	4.30	%(d)	4.25	%(d)	4.38	%(d)	4.14	%(d)	3.99	%(d)
Supplemental data
Net assets, end of period (in thousands)	$407,479		$259,552		$265,594		$263,220		$281,254
Portfolio turnover	28%		12%		14%		12%		12%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia California Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$7.64		$7.30		$6.71		$7.55		$7.74
Income from investment operations:
Net investment income	0.25		0.26		0.26		0.25		0.25
Net realized and unrealized gain (loss)	(0.12)		0.36		0.59		(0.80)		(0.17)
Total from investment operations	0.13		0.62		0.85		(0.55)		0.08
Less distributions to shareholders from:
Net investment income	(0.25)		(0.26)		(0.25)		(0.25)		(0.24)
Net realized gains	(0.14)		(0.02)		(0.01)		(0.04)		(0.03)
Total distributions to shareholders	(0.39)		(0.28)		(0.26)		(0.29)		(0.27)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$7.38		$7.64		$7.30		$6.71		$7.55
Total return	2.06%		8.71%		12.92%		(7.49%)		1.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.68%		1.62%		1.61%		1.60%		1.61%
Net expenses after fees waived or expenses reimbursed(c)	1.58	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)	1.58	%(d)
Net investment income	3.53	%(d)	3.52	%(d)	3.65	%(d)	3.38	%(d)	3.25	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,989		$2,095		$5,377		$9,740		$16,123
Portfolio turnover	28%		12%		14%		12%		12%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia California Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$7.64		$7.30		$6.71		$7.55		$7.74
Income from investment operations:
Net investment income	0.28		0.28		0.28		0.27		0.27
Net realized and unrealized gain (loss)	(0.13)		0.37		0.59		(0.80)		(0.16)
Total from investment operations	0.15		0.65		0.87		(0.53)		0.11
Less distributions to shareholders from:
Net investment income	(0.27)		(0.29)		(0.27)		(0.27)		(0.27)
Net realized gains	(0.14)		(0.02)		(0.01)		(0.04)		(0.03)
Total distributions to shareholders	(0.41)		(0.31)		(0.28)		(0.31)		(0.30)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$7.38		$7.64		$7.30		$6.71		$7.55
Total return	2.37%		9.03%		13.25%		(7.22%)		1.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.69%		1.62%		1.61%		1.60%		1.61%
Net expenses after fees waived or expenses reimbursed(c)	1.27	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)	1.28	%(d)
Net investment income	3.86	%(d)	3.79	%(d)	3.91	%(d)	3.69	%(d)	3.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$39,040		$32,080		$28,928		$21,899		$16,765
Portfolio turnover	28%		12%		14%		12%		12%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia California Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$7.64		$7.30		$6.71		$7.55		$7.74
Income from investment operations:
Net investment income	0.33		0.33		0.32		0.32		0.32
Net realized and unrealized gain (loss)	(0.13)		0.37		0.60		(0.80)		(0.16)
Total from investment operations	0.20		0.70		0.92		(0.48)		0.16
Less distributions to shareholders from:
Net investment income	(0.32)		(0.34)		(0.32)		(0.32)		(0.32)
Net realized gains	(0.14)		(0.02)		(0.01)		(0.04)		(0.03)
Total distributions to shareholders	(0.46)		(0.36)		(0.33)		(0.36)		(0.35)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$7.38		$7.64		$7.30		$6.71		$7.55
Total return	3.05%		9.78%		14.03%		(6.57%)		2.09%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.70%		0.63%		0.62%		0.61%		0.63%
Net expenses after fees waived or expenses reimbursed(c)	0.59	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)
Net investment income	4.57	%(d)	4.49	%(d)	4.61	%(d)	4.38	%(d)	4.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$76,568		$94,541		$107,246		$107,591		$122,941
Portfolio turnover	28%		12%		14%		12%		12%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Notes to Financial Statements – Columbia California Tax-Exempt Fund
October 31, 2011

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's shareholders approved a change in the classification of the Fund from a diversified fund to a non-diversified fund at a meeting held on February 15, 2011.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

25

Columbia California Tax-Exempt Fund, October 31, 2011

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

26

Columbia California Tax-Exempt Fund, October 31, 2011

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the annual management fee was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund (collectively, combined daily net assets) at a rate that declined from 0.50% to 0.40% as the combined daily net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended October 31, 2011 was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

27

Columbia California Tax-Exempt Fund, October 31, 2011

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.12
Class C	0.12
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $980.

In connection with the acquisition of Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund (see Note 10), the Fund assumed the assets and obligations of Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund's total potential future obligation over the life of the Guaranty is $88,972. The liability remaining at October 31, 2011 for non-recurring charges associated with the lease amounted to $58,407 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are

28

Columbia California Tax-Exempt Fund, October 31, 2011

calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee to the Distributor which was equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. The arrangement resulted in an annual rate of service fee for all shares that was a blend between the 0.10% and 0.25% rates. For the period November 1, 2010 through October 31, 2011, the Fund's annualized effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $102,429 for Class A, $379 for Class B and $1,501 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the Reorganization.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis.

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Columbia California Tax-Exempt Fund, October 31, 2011

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to differing treatments for market discount accretion/premium amortization on debt securities and distributions. To the extent these differences are permanent; reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(186,872)
Accumulated net realized loss	303,556
Paid-in capital	(116,684)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax Exempt Income	$18,108,130	$16,683,892
Ordinary Income	202,635	85,984
Long Term Capital Gains	6,582,928	1,250,021

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,912,209
Unrealized appreciation	17,608,834

At October 31, 2011, the cost of investments for federal income tax purposes was $502,954,498 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,026,331
Unrealized depreciation	$(7,417,497)
Net unrealized appreciation	$17,608,834

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$44,686
2016	1,247,347
2017	421,820
2019	60,084
Total	$1,773,937

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

30

Columbia California Tax-Exempt Fund, October 31, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $114,422,566 and $160,498,511, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, these credits reduced total expenses by $11.

Note 8. Shareholder Concentration

At October 31, 2011, one shareholder account owned 26.8% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess.

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Columbia California Tax-Exempt Fund, October 31, 2011

Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource California Tax-Exempt Fund, a series of RiverSource California Tax-Exempt Trust, Seligman California Municipal High-Yield Fund, a series of Seligman Municipal Series Trust, and Seligman California Municipal Quality Fund, a series of Seligman Municipal Series Trust. The mergers were completed after shareholders of the acquired funds approved the plan on February 15, 2011.

The aggregate net assets of the Fund immediately before the acquisitions were $332,108,133 and the combined net assets immediately after the acquisitions were $523,831,818.

The acquisitions were accomplished by a tax-free exchange of 27,173,603 shares of RiverSource California Tax-Exempt Fund valued at $131,803,028 (including unrealized depreciation of $1,951,895); 4,558,463 shares of Seligman California Municipal High-Yield Fund valued at $28,374,254 (including unrealized depreciation of $309,020) and 5,050,016 shares of Seligman California Municipal Quality Fund valued at $31,546,403 (including unrealized appreciation of $335,251).

In exchange for shares of RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund, the Fund issued the following number of shares:

	RiverSource California Tax-Exempt Fund	Seligman California Municipal High-Yield Fund	Seligman California Municipal Quality Fund
Class A	17,755,478	3,261,658	4,075,493
Class B	218,017	—	—
Class C	408,374	693,938	324,976

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund, and Seligman California Municipal Quality Fund's cost of investments were carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the mergers and the combined fund for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund that have been included in the combined Fund's Statement of Operations since the mergers were completed.

Assuming the mergers had been completed on November 1, 2010, the Fund's pro-forma net investment income (loss), net

32

Columbia California Tax-Exempt Fund, October 31, 2011

gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $23.2 million, $0.3 million, $(15.0) million and $8.5 million, respectively.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth

33

Columbia California Tax-Exempt Fund, October 31, 2011

Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

35

Federal Income Tax Information (Unaudited) – Columbia California Tax-Exempt Fund

For the fiscal year ended October 31, 2011, 98.90% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

36

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

37

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

38

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

39

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia California Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1006 C (12/11)

Columbia Connecticut Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.85% without sales charge.

■  The fund outperformed its benchmarks, the Barclays Capital Connecticut Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index2 and the average of funds in its peer group, the Lipper Connecticut Municipal Debt Funds Classification3.

■  Credit quality and interest-rate positioning aided relative performance.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital Connecticut Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index consisting solely of bonds issued by obligors located in the state of Connecticut.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.85%

Class A shares (without sales charge)

+3.78%

Barclays Capital Municipal Bond Index

+3.48%

Barclays Capital Connecticut Municipal Bond Index

1

Performance Information – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	15,095	14,385
Class B	14,010	14,010
Class C	14,432	14,432
Class Z	n/a	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		Z
Inception	11/01/91		06/08/92		08/01/97		09/27/10
Sales charge	without	with	without	with	without	with	without
1-year	3.85	–1.04	3.07	–1.89	3.37	2.38	3.94
5-year	4.18	3.18	3.41	3.06	3.71	3.71	n/a
10-year/Life	4.20	3.70	3.43	3.43	3.74	3.74	2.84

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectuses for details.

Class Z shares were initially offered by the fund on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.40	1,021.22	4.12	4.02	0.79
Class B	1,000.00	1,000.00	1,063.40	1,017.44	8.01	7.83	1.54
Class C	1,000.00	1,000.00	1,064.90	1,018.95	6.45	6.31	1.24
Class Z	1,000.00	1,000.00	1,066.90	1,022.48	2.81	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	7.83
Class B	7.83
Class C	7.83
Class Z	7.82

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.34
Class B	0.29
Class C	0.31
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.06 per share of taxable realized gains.

30-day SEC yields

as of 10/31/11 (%)

Class A	2.88
Class B	2.27
Class C	2.57
Class Z	3.24

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.85% without sales charge. The fund outperformed its benchmarks, the Barclays Capital Connecticut Municipal Bond Index and the Barclays Capital Municipal Bond Index, which returned 3.48% and 3.78%, respectively. It also did better than the average fund in its peer group, the Lipper Connecticut Municipal Debt Funds Classification, which returned 3.20%. The fund benefited relative to the Barclays Capital Municipal Bond Index from its exposure to longer-maturity and lower quality securities, which outperformed shorter-maturity and higher quality issues over the past year.

After a weak start, municipal bond market conditions improved

The municipal bond market got off to a difficult start in the fourth quarter of 2010 after a well-publicized but erroneous prediction that the municipal bond market was ripe for massive defaults led many investors to sell municipal securities. At the same time that demand was falling, supply was increasing leading up to the 2010 year end. Yields rose, bond prices fell and the yield curve steepened into March 2011. However, market conditions began to improve later in the spring, as credit fears eased and outflows slowed. State and local tax revenues have grown for six consecutive quarters, and new issuance slowed as many states implemented sharp budget cuts and delayed capital expenditures. As such, defaults remained scarce. The year-to-date total is just over $1 billion, mostly in non-rated sectors. Municipal bond yields began to look attractive relative to Treasury yields, and investors eventually began buying municipal securities again. Over the last seven months of the period, municipal bond yields fell across all maturities, but especially on longer-term issues. Credit spreads—the difference between the yields on lower and higher quality bonds—also narrowed. As both yield and credit spreads narrowed, municipal bond returns got a boost for the year.

Positive contribution from long maturity and credit quality positioning

The fund benefited from holding more longer-duration securities than its benchmarks. Longer-maturity, more interest-rate sensitive bonds experienced the biggest price gains as yields fell and this segment of the market also offered a yield advantage over shorter-maturity bonds. The fund picked up added ground relative to the Barclays Capital Municipal Bond Index from having an underweight in high quality (AAA and AA) securities and an overweight and good security selection among lower quality (A) and non-rated issues.4 The fund benefited from a lack of exposure to industrial development/pollution control revenue bonds, a sector that performed poorly. Security selection in the hospital and education sectors, both of which did well, was positive.

Changes to positioning

During the sell off that began in late 2010, we added longer-maturity bonds because we believed they were being unfairly pressured by an unfavorable supply/demand situation in the municipal market rather than by any fundamental problems. We also

4Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia Connecticut Tax-Exempt Fund boosted the fund's stake in lower quality securities, particularly A rated issues and hospital and education bonds. To fund these purchases, we reduced exposure to higher quality bonds, including AAA, AA and pre-refunded issues. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off the old bonds. The proceeds from the new issue are invested into an escrow account (typically short-term government securities) and the interest earned is used to pay the interest on the bonds outstanding. On the call date or maturity date, the money in the escrow account is used to pay off the bonds outstanding. We also sold bonds with credit concerns, including local general obligation sector, which could be hurt by reduced property tax revenues.

Next steps

Going forward, we plan to monitor closely the federal government's deficit reduction proposals to determine their potential impact on the tax-exempt status of municipal bonds. At the state level, we expect to keep a close eye on the economy, which has been hurt by recent job losses in the insurance and banking industries as well as in state and local government. While we expect health care and higher education to continue to be strong sources of employment, we think a full economic recovery could take some time. However, we do not currently foresee any changes to Connecticut's Aa2 credit rating from Moody's. With expectations that short-term interest rates and inflation will stay low into 2013, we plan to continue to favor longer-maturity and lower quality issues whose added yields can help boost total return. In addition, we will continue to emphasize individual security selection, relying heavily upon our proprietary credit research team. We will carefully monitor a number of potential variables and will not hesitate to adjust the fund's duration—a measure of interest rate sensitivity, credit quality and/or sector positioning—accordingly.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	4.43
Class B	3.49
Class C	3.95
Class Z	4.98

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	10.4
AA	33.6
A	43.0
BBB	5.7
BB	1.6
Non-Rated	5.7

Maturity breakdown

as of 10/31/11 (%)

0-1 year	0.6
1-3 years	2.1
3-5 years	7.2
5-7 years	3.7
7-10 years	8.3
10-15 years	22.0
15-20 years	23.8
20-25 years	10.6
25 years and over	20.0
Cash Equivalents	1.7

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, top sectors and quality breakdown are calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia Connecticut Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 97.2%
Advanced Refunded 2.0%
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC)
11/01/20	5.000%	$10,000	$10,551
Puerto Rico Public Finance Corp.(a) Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC)
08/01/27	5.500%	450,000	568,908
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC)
08/01/27	5.500%	1,050,000	1,327,452
Total			1,906,911
City 3.0%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC)
08/15/19	5.500%	1,500,000	1,757,190
City of New Haven Unrefunded Unlimited General Obligation Bonds Series 2002B (NPFGC/FGIC)
11/01/16	5.000%	1,000,000	1,051,640
Total			2,808,830
College 15.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Series 2011H-1
07/01/41	5.000%	1,625,000	1,706,234
Connecticut College Issue Series 2002E (NPFGC)
07/01/22	5.250%	400,000	412,640
Fairfield University Series 2008N
07/01/27	4.750%	1,000,000	1,033,400
Series 2010O
07/01/40	5.000%	1,000,000	1,039,130
Quinnipiac University Series 2007I (NPFGC)
07/01/28	4.375%	1,015,000	1,017,984
Sacred Heart University Series 2011G
07/01/31	5.375%	500,000	511,120
Trinity College Series 1998F (NPFGC)
07/01/21	5.500%	2,000,000	2,354,600
Series 2007J (NPFGC)
07/01/37	4.500%	1,500,000	1,518,630
Wesleyan University Series 2010
07/01/26	5.000%	2,440,000	2,740,559
Yale University Series 2003X-1
07/01/42	5.000%	2,000,000	2,063,740
Total			14,398,037

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric 3.3%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011
09/01/28	4.375%	$1,500,000	$1,501,110
Puerto Rico Electric Power Authority(a) Refunding Revenue Bonds Series 2002KK (NPFGC)
07/01/15	5.500%	500,000	551,780
Revenue Bonds Series 2010XX
07/01/40	5.250%	1,000,000	1,008,240
Total			3,061,130
Health Care - Hospital 15.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds Ascension Health Senior Center Series 2010
11/15/40	5.000%	2,500,000	2,568,200
Danbury Hospital Series 2006H (AMBAC)
07/01/33	4.500%	2,000,000	1,640,840
Hartford Healthcare Corp. Series 2011A
07/01/41	5.000%	1,500,000	1,483,875
Lawrence & Memorial Hospital Series 2011S
07/01/22	5.000%	2,510,000	2,726,236
07/01/31	5.000%	1,425,000	1,446,746
Middlesex Hospital Series 2006L (AGM)
07/01/36	4.250%	1,000,000	893,260
Series 2011N
07/01/24	5.000%	425,000	443,007
07/01/26	5.000%	900,000	927,783
Western Connecticut Health Series 2011M
07/01/41	5.375%	1,500,000	1,549,560
Yale-New Haven Hospital Series 2010M
07/01/40	5.500%	1,000,000	1,064,400
Total			14,743,907
Health Care - Nursing Home 3.2%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007
08/15/21	5.400%	500,000	494,275
08/15/27	5.500%	2,375,000	2,308,904
Town of Hamden Revenue Bonds Whitney Center Project Series 2009A
01/01/30	7.625%	225,000	235,309
Total			3,038,488

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Connecticut Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Other 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds Village Families & Children Series 2002A (AMBAC)
07/01/23	5.000%	$255,000	$255,265
Housing - Multi-Family 1.9%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009
06/01/30	5.600%	1,000,000	1,053,740
Greenwich Housing Authority Revenue Bonds Housing-Greenwich Close Series 1997A
09/01/27	6.350%	750,000	712,905
Total			1,766,645
Housing - Single Family 1.9%
Connecticut Housing Finance Authority Revenue Bonds Housing Mortgage Finance Program Series 2003C-1
11/15/23	4.850%	1,000,000	1,017,680
Connecticut Housing Finance Authority(b) Revenue Bonds Housing Mortgage Finance Program Subordinated Series 2006A-1 AMT
11/15/36	4.875%	760,000	749,383
Total			1,767,063
Lease 8.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds State Supported Child Care Series 2011
07/01/28	5.000%	1,030,000	1,079,832
07/01/29	5.000%	860,000	895,406
State of Connecticut Certificate of Participation Juvenile Training School Series 2001
12/15/25	4.750%	2,500,000	2,528,300
University of Connecticut Revenue Bonds Series 2009A
02/15/28	5.000%	500,000	548,530
Series 2010A
02/15/27	5.000%	1,500,000	1,675,470
02/15/29	5.000%	1,000,000	1,099,510
Total			7,827,048
Miscellaneous 0.6%
City of New Haven Refunding Revenue Bonds Series 2002 (AMBAC)
12/01/15	5.375%	500,000	531,650

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Resource Recovery 3.6%
Connecticut Resources Recovery Authority Refunding Revenue Bonds American Fuel Co. Series 2001A-II AMT(b)
11/15/15	5.500%	$1,500,000	$1,504,575
New Haven Solid Waste Authority Revenue Bonds Series 2008
06/01/28	5.375%	1,750,000	1,842,452
Total			3,347,027
Sales or Use Tax 6.4%
Puerto Rico Highway & Transportation Authority(a) Refunding Revenue Bonds Series 2003AA-2
07/01/35	5.300%	3,000,000	2,956,020
Series 2005L (AMBAC)
07/01/38	5.250%	1,000,000	974,720
Puerto Rico Sales Tax Financing Corp.(a) 1st Subordinated Revenue Bonds Series 2010C
08/01/41	5.250%	500,000	506,610
Revenue Bonds 1st Subordinated Series 2009A
08/01/37	5.750%	1,500,000	1,572,405
Total			6,009,755
School 5.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds Brunswick School Series 2003B (NPFGC)
07/01/33	5.000%	670,000	675,816
Loomis Chaffe School Series 2005F (AMBAC)
07/01/25	5.250%	2,035,000	2,469,859
07/01/26	5.250%	1,045,000	1,266,770
Miss Porters School Issue Series 2006B (AMBAC)
07/01/36	5.000%	1,075,000	1,098,693
Total			5,511,138
Special District - Assessment 0.8%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A
04/01/39	7.875%	750,000	795,690
Special District - Special Tax 4.9%
State of Connecticut Refunding Special Tax Bonds Transportation Infrastructure Series 2004B (AMBAC)
07/01/18	5.250%	2,000,000	2,403,740
Territory of Guam Revenue Bonds Section 30 Series 2009A(a)
12/01/34	5.750%	2,150,000	2,185,991
Total			4,589,731

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Connecticut Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations 10.5%
City of New Britain Unlimited General Obligation Bonds Series 1993A (NPFGC)
10/01/12	6.000%	$500,000	$514,480
Series 2006 (AMBAC)
04/15/21	5.000%	1,160,000	1,366,584
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B
08/15/16	5.250%	1,000,000	1,182,800
Town of Cheshire Unlimited General Obligation Refunding Bonds Series 2001B
08/01/14	5.000%	1,720,000	1,922,685
Town of East Hartford Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC/FGIC)
05/01/15	5.250%	1,000,000	1,135,460
Town of Granby Unlimited General Obligation Bonds Series 2006
02/15/26	5.000%	540,000	684,207
Town of North Haven Unlimited General Obligation Bonds Series 2007
07/15/26	4.750%	1,150,000	1,377,206
Town of Suffield Unlimited General Obligation Refunding Bonds Series 2005
06/15/20	5.000%	1,400,000	1,695,904
Total			9,879,326
State 2.7%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10
06/15/28	5.000%	750,000	801,870
State of Connecticut Unlimited General Obligation Bonds Series 2001C (AGM)
12/15/15	5.500%	1,500,000	1,767,645
Total			2,569,515

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Water & Sewer 6.9%
Greater New Haven Water Pollution Control Authority Revenue Bonds Series 2008A (AGM)
11/15/28	4.750%	$600,000	$626,238
Puerto Rico Infrastructure Financing Authority Revenue Bonds Capital Appreciation Series 2005A (AMBAC)(a)(c)
07/01/35	0.000%	2,000,000	401,400
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC)
08/01/23	5.250%	1,000,000	1,201,910
20th Series 2007A (NPFGC)
08/01/24	5.250%	1,000,000	1,200,290
Revenue Bonds 20th Series 2005 (NPFGC)
08/01/30	5.000%	1,870,000	1,938,367
State of Connecticut Clean Water Fund Revenue Bonds Revolving Fund Series 2009A
06/01/26	5.000%	1,000,000	1,153,780
Total			6,521,985
Total Municipal Bonds (Cost: $87,913,403)			$91,329,141
		Shares	Value
Money Market Funds 1.6%
Dreyfus Connecticut Municipal Money Market Fund, Inc., 0.000%(d)		803,157	$803,157
JPMorgan Tax-Free Money Market Fund, 0.010%(d)		747,495	747,495
Total Money Market Funds (Cost: $1,550,652)			$1,550,652
Total Investments (Cost: $89,464,055)			$92,879,793
Other Assets & Liabilities, Net			1,101,034
Total Net Assets			$93,980,827

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $12,053,526 or 12.83% of net assets.

(b)  At October 31, 2011, the value of securities subject to alternative minimum tax represented 2.40% of net assets.

(c)  Zero coupon bond.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Connecticut Tax-Exempt Fund

October 31, 2011

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$91,329,141	$—	$91,329,141
Total Bonds	—	91,329,141	—	91,329,141
Other
Money Market Funds	1,550,652	—	—	1,550,652
Total Other	1,550,652	—	—	1,550,652
Total	$1,550,652	$91,329,141	$—	$92,879,793

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Connecticut Tax-Exempt Fund

October 31, 2011

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund

October 31, 2011

Assets
Investments, at value
(identified cost $89,464,055)	$92,879,793
Receivable for:
Capital shares sold	215,906
Interest	1,324,671
Expense reimbursement due from Investment Manager	2,263
Prepaid expense	960
Trustees' deferred compensation plan	28,402
Total assets	94,451,995
Liabilities
Payable for:
Capital shares purchased	61,913
Dividend distributions to shareholders	282,586
Investment management fees	3,075
Distribution and service fees	2,212
Transfer agent fees	8,992
Administration fees	538
Chief compliance officer expenses	412
Other expenses	83,038
Trustees' deferred compensation plan	28,402
Total liabilities	471,168
Net assets applicable to outstanding capital stock	$93,980,827

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Connecticut Tax-Exempt Fund

October 31, 2011

Represented by
Paid-in capital	$89,681,261
Undistributed net investment income	256,661
Accumulated net realized gain	627,167
Unrealized appreciation (depreciation) on:
Investments	3,415,738
Total — representing net assets applicable to outstanding capital stock	$93,980,827
Net assets applicable to outstanding shares
Class A	$72,272,181
Class B	$984,400
Class C	$11,413,126
Class Z	$9,311,120
Shares outstanding
Class A	9,234,860
Class B	125,775
Class C	1,458,194
Class Z	1,190,810
Net asset value per share
Class A(a)	$7.83
Class B	$7.83
Class C	$7.83
Class Z	$7.82

(a)  The maximum offering price per share for Class A is $8.22. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Connecticut Tax-Exempt Fund

Year ended October 31, 2011

Net investment income
Income:
Interest	$3,944,959
Dividends	638
Total income	3,945,597
Expenses:
Investment management fees	376,066
Distribution fees
Class B	12,557
Class C	84,582
Service fees
Class A	175,878
Class B	4,093
Class C	27,643
Transfer agent fees
Class A	69,340
Class B	1,734
Class C	10,734
Class Z	1,192
Administration fees	40,619
Compensation of board members	22,474
Pricing and bookkeeping fees	32,812
Custodian fees	7,463
Printing and postage fees	49,500
Registration fees	48,425
Professional fees	48,589
Chief compliance officer expenses	915
Other	9,343
Total expenses	1,023,959
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(230,450)
Fees waived by distributor—Class C	(33,829)
Expense reductions	(186)
Total net expenses	759,494
Net investment income	3,186,103
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	698,124
Net realized gain	698,124
Net change in unrealized appreciation (depreciation) on:
Investments	(1,238,343)
Net change in unrealized depreciation	(1,238,343)
Net realized and unrealized loss	(540,219)
Net increase in net assets resulting from operations	$2,645,884

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$3,186,103	$3,308,362
Net realized gain	698,124	1,036,161
Net change in unrealized appreciation (depreciation)	(1,238,343)	3,026,239
Net increase in net assets resulting from operations	2,645,884	7,370,762
Distributions to shareholders from:
Net investment income
Class A	(2,683,637)	(2,776,559)
Class B	(50,316)	(132,812)
Class C	(369,894)	(390,366)
Class Z	(83,208)	(8)
Net realized gains
Class A	(594,077)	—
Class B	(19,492)	—
Class C	(98,272)	—
Class Z	(19)	—
Total distributions to shareholders	(3,898,915)	(3,299,745)
Decrease in net assets from share transactions	(210,877)	(3,272,801)
Total increase (decrease) in net assets	(1,463,908)	798,216
Net assets at beginning of year	95,444,735	94,646,519
Net assets at end of year	$93,980,827	$95,444,735
Undistributed net investment income	$256,661	$264,184

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Connecticut Tax-Exempt Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	585,007	4,472,771	928,429	7,200,812
Distributions reinvested	270,923	2,047,754	217,692	1,688,970
Redemptions	(1,740,760)	(13,109,732)	(1,005,564)	(7,813,492)
Net increase (decrease)	(884,830)	(6,589,207)	140,557	1,076,290
Class B shares
Subscriptions	3,716	28,135	1,185	9,158
Distributions reinvested	4,841	36,420	9,815	75,849
Redemptions	(241,989)	(1,820,736)	(560,373)	(4,330,376)
Net decrease	(233,432)	(1,756,181)	(549,373)	(4,245,369)
Class C shares
Subscriptions	145,694	1,105,102	195,027	1,521,650
Distributions reinvested	36,914	279,090	25,057	194,364
Redemptions	(337,484)	(2,515,782)	(234,963)	(1,822,244)
Net decrease	(154,876)	(1,131,590)	(14,879)	(106,230)
Class Z shares
Subscriptions	1,422,522	11,074,956	313	2,500
Distributions reinvested	10,643	83,045	1	8
Redemptions	(242,669)	(1,891,900)	—	—
Net increase	1,190,496	9,266,101	314	2,508
Total net decrease	(82,642)	(210,877)	(423,381)	(3,272,801)

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$7.89		$7.56		$6.95		$7.71		$7.92
Income from investment operations:
Net investment income	0.28		0.28		0.27		0.28		0.28
Net realized and unrealized gain (loss)	(0.00	)(a)	0.33		0.63		(0.68)		(0.12)
Total from investment operations	0.28		0.61		0.90		(0.40)		0.16
Less distributions to shareholders from:
Net investment income	(0.28)		(0.28)		(0.27)		(0.27)		(0.28)
Net realized gains	(0.06)		—		(0.02)		(0.09)		(0.09)
Total distributions to shareholders	(0.34)		(0.28)		(0.29)		(0.36)		(0.37)
Net asset value, end of period	$7.83		$7.89		$7.56		$6.95		$7.71
Total return	3.85%		8.14%		13.18%		(5.36%)		2.03%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.07%		1.05%		1.01%		0.99%		0.97%
Net expenses after fees waived or expenses reimbursed(c)	0.81	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.74	%(d)	3.57	%(d)	3.67	%(d)	3.73	%(d)	3.61	%(d)
Supplemental data
Net assets, end of period (in thousands)	$72,272		$79,875		$75,465		$67,265		$84,351
Portfolio turnover	24%		17%		7%		10%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Connecticut Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$7.89		$7.56		$6.95		$7.71		$7.92
Income from investment operations:
Net investment income	0.23		0.22		0.21		0.22		0.22
Net realized and unrealized gain (loss)	(0.00	)(a)	0.33		0.63		(0.67)		(0.12)
Total from investment operations	0.23		0.55		0.84		(0.45)		0.10
Less distributions to shareholders from:
Net investment income	(0.23)		(0.22)		(0.21)		(0.22)		(0.22)
Net realized gains	(0.06)		—		(0.02)		(0.09)		(0.09)
Total distributions to shareholders	(0.29)		(0.22)		(0.23)		(0.31)		(0.31)
Net asset value, end of period	$7.83		$7.89		$7.56		$6.95		$7.71
Total return	3.07%		7.34%		12.34%		(6.07%)		1.27%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.80%		1.76%		1.74%		1.72%
Net expenses after fees waived or expenses reimbursed(c)	1.57	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	3.00	%(d)	2.85	%(d)	2.94	%(d)	2.98	%(d)	2.86	%(d)
Supplemental data
Net assets, end of period (in thousands)	$984		$2,835		$6,871		$10,860		$17,026
Portfolio turnover	24%		17%		7%		10%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Connecticut Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$7.89		$7.56		$6.95		$7.71		$7.92
Income from investment operations:
Net investment income	0.25		0.24		0.24		0.25		0.24
Net realized and unrealized gain (loss)	(0.00	)(a)	0.33		0.63		(0.68)		(0.12)
Total from investment operations	0.25		0.57		0.87		(0.43)		0.12
Less distributions to shareholders from:
Net investment income	(0.25)		(0.24)		(0.24)		(0.24)		(0.24)
Net realized gains	(0.06)		—		(0.02)		(0.09)		(0.09)
Total distributions to shareholders	(0.31)		(0.24)		(0.26)		(0.33)		(0.33)
Net asset value, end of period	$7.83		$7.89		$7.56		$6.95		$7.71
Total return	3.37%		7.66%		12.67%		(5.79%)		1.57%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.82%		1.80%		1.76%		1.74%		1.72%
Net expenses after fees waived or expenses reimbursed(c)	1.26	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.29	%(d)	3.12	%(d)	3.22	%(d)	3.28	%(d)	3.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,413		$12,732		$12,311		$11,565		$12,890
Portfolio turnover	24%		17%		7%		10%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Connecticut Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$7.89		$7.98
Income from investment operations:
Net investment income	0.30		0.03
Net realized and unrealized loss	(0.01)		(0.09)
Total from investment operations	0.29		(0.06)
Less distributions to shareholders from:
Net investment income	(0.30)		(0.03)
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.36)		(0.03)
Net asset value, end of period	$7.82		$7.89
Total return	3.94%		(0.79%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.82%		0.81	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(e)	0.60	%(c)(e)
Net investment income (loss)	3.90	%(e)	3.70	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$9,311		$2
Portfolio turnover	24%		17%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund
October 31, 2011

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's shareholders approved a change in the classification of the Fund from a diversified fund to a non-diversified fund at a meeting held on Feburary 15, 2011.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

20

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

21

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the annual management fee was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund (collectively, combined daily net assets) at a rate that declined from 0.50% to 0.40% as the combined daily net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended October 31, 2011 was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.
Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

22

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.10
Class C	0.10
Class Z	0.06

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Prior to July 1, 2011, the Fund paid a montly service fee to the Distributor which was equal to 0.10% annually of the net assets atributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. The arrangement resulted in an annual rate of service fee for all shares that was a blend between the 0.10% and 0.25% rates. For the period November 1, 2010 through October 31, 2011, the Fund's annualized effective service fee rate was 0.25%, 0.24% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $56,626 for Class A, $1,768 for Class B and $204 for Class C shares for the year ended October 31, 2011.

23

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.84%
Class B	1.59
Class C	1.59
Class Z	0.60

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to market discount/premium. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed net investment income	$(6,571)
Accumulated net realized gain	(7,195)
Paid-in capital	13,766

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$5,921	$—
Long-Term Capital Gains	711,860	—
Tax-Exempt Income	3,181,134	3,299,745

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

24

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$540,445
Undistributed accumulated long-term gain	646,655
Unrealized appreciation	3,442,941

At October 31, 2011, the cost of investments for federal income tax purposes was $89,436,853 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,463,685
Unrealized depreciation	$(1,020,745)
Net unrealized appreciation	$3,442,940

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $20,536,278 and $21,525,484, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period November 1, 2010 through May 16, 2011, credits reduced total expenses by $6.

25

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

Note 8. Shareholder Concentration

At October 31, 2011, two shareholder accounts owned 32.9% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

26

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory

27

Columbia Connecticut Tax-Exempt Fund, October 31, 2011

matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

29

Federal Income Tax Information (Unaudited) – Columbia Connecticut Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2011, $704,830, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2011, 99.81% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

32

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

Columbia Connecticut Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1011 C (12/11)

Columbia Massachusetts Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.37% without sales charge.

■  The fund trailed its benchmarks, the Barclays Capital Massachusetts Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index2, and beat the average return of the funds in its peer group, the Lipper Massachusetts Municipal Debt Funds Classification.3

■  The fund benefited from its credit quality and longer maturity positioning but was hindered by issue selection in the health care and education sectors.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital Massachusetts Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index consisting solely of bonds issued by obligors located in the commonwealth of Massachusetts.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.37%

Class A shares (without sales charge)

+3.91%

Barclays Capital Massachusetts Municipal Bond Index

+3.78%

Barclays Capital Municipal Bond Index

1

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	15,556	14,821
Class B	14,437	14,437
Class C	14,875	14,875
Class Z	n/a	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		Z
Inception	04/10/87		06/08/92		08/01/97		09/01/11
Sales charge	without	with	without	with	without	with	without
1-year	3.37	–1.53	2.60	–2.32	2.92	1.94	n/a
5-year	4.14	3.12	3.36	3.02	3.67	3.67	n/a
10-year/Life	4.52	4.01	3.74	3.74	4.05	4.05	0.93

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectuses for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.50	1,021.22	4.13		4.02	0.79
Class B	1,000.00	1,000.00	1,069.40	1,017.44	8.03		7.83	1.54
Class C	1,000.00	1,000.00	1,071.20	1,018.95	6.47		6.31	1.24
Class Z	1,000.00	1,000.00	1,009.30	1,022.58	0.84	*	2.65	0.52

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

*For the period September 1, 2011 through October 31, 2011, Class Z shares commenced operations on September 1, 2011.

3

Portfolio Manager's Report – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	7.71
Class B	7.71
Class C	7.71
Class Z	7.71

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.37
Class B	0.32
Class C	0.34
Class Z	0.05

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.06 per share of taxable realized gains for Class A, Class B and Class C shares.

30-day SEC yields

as of 10/31/11 (%)

Class A	3.19
Class B	2.60
Class C	2.89
Class Z	3.60

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.37% without sales charge. The fund trailed its benchmarks, the Barclays Capital Massachusetts Municipal Bond Index and the Barclays Capital Municipal Bond Index, which returned 3.91% and 3.78%, respectively, and beat the average return of its peer group, the Lipper Massachusetts Municipal Debt Funds Classification, which was 2.80%. The fund benefited from its exposure to longer-maturity issues, which beat shorter-maturity bonds for the year, and from investments in lower quality bonds, which outperformed higher quality securities.

After a weak start, municipal bond market conditions improved

The municipal bond market got off to a difficult start in the fourth quarter of 2010 after a well-publicized but so-far erroneous prediction that the municipal bond market was ripe for massive defaults led many investors to sell municipal securities. At the same time that demand was falling, supply was increasing leading up to the 2010 year end. Yields rose, bond prices fell and the yield curve steepened into March 2011. However, market conditions, began to improve later in the spring, as credit fears eased and outflows slowed. State and local tax revenues have grown for six consecutive quarters, and new issuance slowed as many states implemented sharp budget cuts and delayed capital expenditures. As such, defaults remained scarce. The year-to-date total is just over $1 billion, mostly in non-rated sectors. Against this backdrop, municipal bond yields began to look attractive relative to Treasury yields, and investors eventually began buying municipal securities again. Over the last seven months of the period, municipal bond yields fell across all maturities, but especially on longer-term issues. Credit spreads—the difference between the yields on lower and higher quality bonds—also narrowed. As both yield and credit spreads narrowed, municipal bond returns got a boost for the year.

Positive contribution from longer maturity and credit-quality positioning

The fund's duration was longer than the duration of the Barclays Capital Municipal Bond Index, which benefited performance. (Duration is a measure of interest rate sensitivity.) Investments in longer-maturity bonds experienced the biggest price gains as yields fell. Longer-maturity bonds also offered a yield advantage over shorter-maturity issues. The fund picked up added ground from its lower quality investments, with particularly helpful issue selection in the segments rated A and lower.4 The fund did well to have no exposure to industrial development/pollution control revenue bonds, as the sector performed poorly. On the downside, security selection in the health care and education sectors detracted from performance.

Changes to positioning

During the selloff that began in late 2010, we added longer-maturity bonds because we believed they were being unfairly pressured by an unfavorable supply/demand situation in the municipal market rather than by any fundamental problems. We also significantly boosted the fund's stake in A rated securities. To fund these purchases,

4Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia Massachusetts Tax-Exempt Fund we reduced exposure to high quality bonds, including AAA and pre-refunded issues. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off the old bonds. The proceeds from the new issue are invested into an escrow account (typically short-term government securities) and the interest earned is used to pay the interest on the bonds outstanding. On the call date or maturity date, the money in the escrow account is used to pay off the bonds outstanding. We also sold bonds with potential credit concerns, including some bonds issued by continuing care retirement communities that have been hurt by the slowdown in the economy.

Next steps

Going forward, we plan to monitor closely any federal government deficit reduction proposals to determine their potential impact on the tax-exempt status of municipal bonds. At the state level, we expect the local municipal market to benefit from Massachusetts relative strengths. The Massachusetts recovery, for example, has been ahead of other states, thanks especially to the health, education and technology industries. Massachusetts benefits from a highly educated workforce with high incomes and a housing downturn that has not been as severe as in many other states. Massachusetts also maintains a very high Aa1 credit rating from Moody's. With expectations that interest rates and inflation will stay low in the coming year, we plan to continue to favor longer-maturity and lower quality issues, which offer added yields that can help boost total return. In addition, we will continue to emphasize individual security selection, relying heavily upon our proprietary credit research team. We will carefully monitor a number of potential variables and will not hesitate to adjust the fund's duration, credit quality and/or sector positioning accordingly.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	4.91
Class B	4.00
Class C	4.45
Class Z	5.54

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	18.1
AA	44.8
A	22.6
BBB	3.9
BB	1.9
CCC	1.3
Non-Rated	7.4

Maturity breakdown

as of 10/31/11 (%)

1-3 years	4.2
3-5 years	3.7
5-7 years	6.2
7-10 years	13.7
10-15 years	4.4
15-20 years	20.5
20-25 years	19.4
25 years and over	26.0
Cash Equivalents	1.9

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia Massachusetts Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 97.1%
Advanced Refunded 7.3%
Massachusetts State College Building Authority(a) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)
05/01/18	0.000%	$4,000,000	$3,483,360
05/01/23	0.000%	3,000,000	2,081,700
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(b)
07/01/22	5.250%	535,000	665,182
Puerto Rico Public Finance Corp. Revenue Bonds Commonwealth Appropriation Series 1998A (AMBAC)(b)
06/01/19	5.375%	2,190,000	2,734,171
Total			8,964,413
Airport 4.1%
Massachusetts Port Authority Revenue Bonds Conrac Project Series 2011A
07/01/41	5.125%	3,000,000	3,093,240
Massachusetts Port Authority(c) Revenue Bonds Bosfuel Project Series 2007 (NPFGC/FGIC) AMT
07/01/32	5.000%	2,000,000	1,977,020
Total			5,070,260
College 19.6%
Massachusetts Development Finance Agency Revenue Bonds Berklee College of Music Series 2011
10/01/31	5.000%	1,160,000	1,192,851
Boston University Series 1999P
05/15/59	6.000%	1,000,000	1,124,350
Series 2005T-1 (AMBAC)
10/01/39	5.000%	2,000,000	2,009,080
Holy Cross Series 2002 (AMBAC)
09/01/32	5.250%	1,500,000	1,782,165
Smith College Series 2005
07/01/35	5.000%	2,999,999	3,100,170
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-2
06/01/35	5.500%	2,500,000	3,021,500
Harvard University Series 1991N
04/01/20	6.250%	2,675,000	3,512,810
Series 2009A
11/15/36	5.500%	1,000,000	1,129,760

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College (cont.)
Suffolk University Series 2009A
07/01/30	6.250%	$1,000,000	$1,072,140
Tufts University Series 2008
08/15/38	5.375%	1,000,000	1,095,700
Massachusetts State College Building Authority Refunding Revenue Bonds Senior Series 1994A
05/01/14	7.500%	1,825,000	1,988,976
Revenue Bonds Series 2008A (AGM)
05/01/38	5.000%	3,000,000	3,111,090
Total			24,140,592
Electric 2.3%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1
07/01/30	5.250%	1,000,000	1,052,820
Massachusetts Development Finance Agency Revenue Bonds Devens Electric System Series 2001
12/01/30	6.000%	1,000,000	1,016,980
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2007VV (NPFGC)(b)
07/01/29	5.250%	750,000	770,887
Total			2,840,687
Health Care - Hospital 4.3%
Massachusetts Development Finance Agency Revenue Bonds UMASS Memorial Issue Series 2011H
07/01/31	5.500%	2,000,000	2,023,760
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Eye & Ear Infirmary Series 2010C
07/01/35	5.375%	1,000,000	977,020
Partners Healthcare Series 2010J-1
07/01/34	5.000%	1,500,000	1,543,185
Unrefunded Revenue Bonds Healthcare System-Covenant Series 2002
07/01/31	6.000%	790,000	798,500
Total			5,342,465
Health Care - Life Care Center 2.3%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007
11/01/41	5.200%	1,145,000	825,316

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Massachusetts Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Life Care Center (cont.)
Revenue Bonds 1st Mortgage-Loomis Communities Project Series 2002A
03/01/32	6.900%	$1,000,000	$1,013,840
Groves-Lincoln Series 2009A
06/01/29	7.500%	1,000,000	1,014,350
Total			2,853,506
Health Care - Nursing Home 1.9%
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011A-1
11/15/46	6.250%	2,127,125	1,506,792
Series 2011A-2
11/15/46	5.500%	112,921	68,310
Massachusetts Development Finance Agency(a) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B
11/15/56	0.000%	561,650	2,730
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Chelsea Jewish Series 1997A (FHA)
08/01/37	6.500%	710,000	717,987
Total			2,295,819
Health Care - Other 1.2%
Massachusetts Development Finance Agency Revenue Bonds Boston Biomedical Research Series 1999
02/01/29	5.750%	825,000	749,372
Evergreen Center, Inc. Series 2005
01/01/35	5.500%	750,000	673,125
Total			1,422,497
Housing - Multi-Family 2.8%
Massachusetts Housing Finance Agency(c) Revenue Bonds Series 2010C AMT
12/01/42	5.350%	1,500,000	1,511,220
Massachusetts Housing Finance Agency(c)(d) Revenue Bonds Housing Series 2011A AMT
12/01/36	5.250%	2,000,000	1,994,380
Total			3,505,600
Housing - Single Family 1.3%
Massachusetts Housing Finance Agency Revenue Bonds Series 2009-147
06/01/28	4.800%	1,000,000	1,022,670

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Single Family (cont.)
Massachusetts Housing Finance Agency(c) Revenue Bonds Single Family Series 2010-153 AMT
12/01/27	4.750%	$535,000	$521,470
Total			1,544,140
Industrial-Pollution - IDR 1.3%
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(c)(e)
09/01/35	6.500%	2,185,000	1,555,807
Miscellaneous Revenue 14.2%
Massachusetts Development Finance Agency Revenue Bonds Broad Institute Series 2011A
04/01/37	5.250%	3,000,000	3,145,200
WGBH Educational Foundation Series 2002A (AMBAC)
01/01/42	5.750%	2,000,000	2,205,540
Series 2008A (AGM)
01/01/39	4.500%	2,000,000	1,906,420
Whitehead Institute for Biomedical Research Series 2011
06/01/31	5.000%	1,365,000	1,441,549
Massachusetts State Water Pollution Abatement Refunding Revenue Bonds Pool Program Series 2006
08/01/30	5.250%	1,000,000	1,215,820
Revenue Bonds MWRA Program Subordinated Series 1999A
08/01/17	6.000%	2,445,000	3,018,671
State Revolving Fund Series 2009-14
08/01/38	5.000%	1,200,000	1,306,740
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011
07/01/36	5.250%	3,000,000	3,169,800
Total			17,409,740
Sales or Use Tax 9.6%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/30	5.500%	2,500,000	2,771,600
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2006A
07/01/31	5.250%	2,880,000	3,423,571
Senior Series 2008B
07/01/27	5.250%	710,000	861,713

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Massachusetts Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax (cont.)
Massachusetts School Building Authority Senior Revenue Bonds Series 2011B(d)
10/15/35	5.000%	$1,000,000	$1,074,640
Puerto Rico Sales Tax Financing Corp.(b) Revenue Bonds 1st Subordinated Series 2009A
08/01/37	5.750%	2,500,000	2,620,675
Series 2007
08/01/57	5.250%	1,000,000	1,027,050
Total			11,779,249
School 3.5%
Massachusetts Development Finance Agency Revenue Bonds Education-Dexter School Project Series 2007
05/01/26	4.500%	1,600,000	1,617,088
Foxborough Regional Charter School Series 2010A
07/01/42	7.000%	1,000,000	1,063,930
New England Center for Children Series 1998
11/01/18	5.875%	630,000	611,423
Massachusetts Industrial Finance Agency Revenue Bonds Cambridge Friends School Series 1998
09/01/18	5.750%	1,000,000	1,000,120
Total			4,292,561
State 4.5%
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994A (FGIC)
03/01/14	7.000%	1,250,000	1,380,700
Series 1992B (NPFGC)
03/01/16	6.200%	2,025,000	2,259,900
Revenue Bonds General Transportation System Series 1991 (NPFGC)
03/01/21	7.000%	1,500,000	1,864,905
Total			5,505,505
Student Loan 5.2%
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I
01/01/28	6.000%	910,000	993,911
Massachusetts Educational Financing Authority(c) Refunding Revenue Bonds Senior Series 2002E (AMBAC) AMT
01/01/13	5.000%	1,340,000	1,345,722
Revenue Bonds Issue I Series 2010B AMT
01/01/31	5.700%	910,000	926,562

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Student Loan (cont.)
Series 2008H (AGM) AMT
01/01/30	6.350%	$680,000	$723,697
Series 2011J AMT
07/01/33	5.625%	2,360,000	2,371,139
Total			6,361,031
Toll Road 0.8%
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005BB (AGM)(b)
07/01/22	5.250%	965,000	1,040,994
Water & Sewer 10.9%
Boston Water & Sewer Commission Refunding Revenue Bonds Senior Series 2009A
11/01/28	5.000%	1,250,000	1,390,163
Revenue Bonds Senior Series 1992A
11/01/13	5.750%	370,000	394,635
Senior Series 1993A
11/01/19	5.250%	4,750,000	5,417,470
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2007B (AGM/TCRS)
08/01/32	5.250%	1,150,000	1,369,397
Revenue Bonds General Series 1993C Escrowed to Maturity (AMBAC/TCRS)
12/01/15	5.250%	610,000	674,373
Series 1992A Escrowed to Maturity
07/15/19	6.500%	2,100,000	2,555,385
Unrefunded Revenue Bonds General Series 1993C (AMBAC/TCRS)
12/01/15	5.250%	390,000	430,080
Series 1993C (TCRS)
12/01/15	5.250%	1,070,000	1,179,964
Total			13,411,467
Total Municipal Bonds (Cost: $112,264,416)			$119,336,333
		Shares	Value
Money Market Funds 2.8%
Dreyfus Massachusetts Municipal Money Market Fund, 0.000%(f)		1,501,727	$1,501,727
JP Morgan Municipal Money Market Fund, 0.000%(f)		1,986,639	1,986,639
Total Money Market Funds (Cost: $3,488,366)			$3,488,366
Total Investments (Cost: $115,752,782)			$122,824,699
Other Assets & Liabilities, Net			18,483
Total Net Assets			$122,843,182

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Massachusetts Tax-Exempt Fund

October 31, 2011

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $8,858,959 or 7.21% of net assets.

(c)  At October 31, 2011, the value of securities subject to alternative minimum tax represented 10.5% of net assets.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2011 was $1,555,807, representing 1.27% of net assets. Information concerning such security holdings at October 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 6.500% 09/01/35	09/20/02 — 04/07/08	$2,140,853

(f)  The rate shown is the seven-day current annualized yield at October 31, 2011.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Massachusetts Tax-Exempt Fund

October 31, 2011

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Municipal Bonds	$—	$119,336,333	$—	$119,336,333
Total Bonds	—	119,336,333	—	119,336,333
Other
Money Market Funds	3,488,366	—	—	3,488,366
Total Other	3,488,366	—	—	3,488,366
Total	$3,488,366	$119,336,333	$—	$122,824,699

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Municipal Bonds
Balance as of October 31, 2010	$928,476
Accrued discounts/premiums	—
Realized gain (loss)	(1,094,302)
Change in unrealized appreciation (depreciation)*	881,524
Sales	(715,698)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balanced as of October 31, 2011	$—

*  Change in appreciation (depreciation) relating to securities held at October 31, 2011 was $0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund

October 31, 2011

Assets
Investments, at value
(identified cost $115,752,782)	$122,824,699
Receivable for:
Investments sold	1,468,050
Capital shares sold	435,941
Interest	1,823,883
Expense reimbursement due from Investment Manager	1,960
Prepaid expense	1,373
Trustees' deferred compensation plan	30,642
Total assets	126,586,548
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,060,370
Capital shares purchased	141,691
Dividend distributions to shareholders	413,704
Investment management fees	4,018
Distribution and service fees	2,966
Transfer agent fees	12,658
Administration fees	703
Chief compliance officer expenses	303
Other expenses	76,311
Trustees' deferred compensation plan	30,642
Total liabilities	3,743,366
Net assets applicable to outstanding capital stock	$122,843,182

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Massachusetts Tax-Exempt Fund

October 31, 2011

Represented by
Paid-in capital	$114,969,364
Undistributed net investment income	284,095
Accumulated net realized gain	517,806
Unrealized appreciation (depreciation) on:
Investments	7,071,917
Total — representing net assets applicable to outstanding capital stock	$122,843,182
Net assets applicable to outstanding shares
Class A	$111,134,178
Class B	$1,089,470
Class C	$10,614,487
Class Z	$5,047
Shares outstanding
Class A	14,416,213
Class B	141,324
Class C	1,376,996
Class Z	655
Net asset value per share
Class A(a)	$7.71
Class B	$7.71
Class C	$7.71
Class Z	$7.71

(a)  The maximum offering price per share for Class A is $8.09. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$1,138
Interest	5,994,036
Total income	5,995,174
Expenses:
Investment management fees	526,866
Distribution fees
Class B	14,143
Class C	73,478
Service fees
Class A	262,547
Class B	4,468
Class C	23,422
Transfer agent fees
Class A	105,179
Class B	2,022
Class C	9,978
Administration fees	56,372
Compensation of board members	20,388
Pricing and bookkeeping fees	36,635
Custodian fees	8,068
Printing and postage fees	40,048
Registration fees	57,449
Professional fees	49,290
Chief compliance officer expenses	836
Other	10,630
Total expenses	1,301,819
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(235,695)
Fees waived by distributor — Class C	(29,383)
Expense reductions	(529)
Total net expenses	1,036,212
Net investment income	4,958,962
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	838,199
Net realized gain	838,199
Net change in unrealized appreciation (depreciation) on:
Investments	(2,500,654)
Net change in unrealized depreciation	(2,500,654)
Net realized and unrealized loss	(1,662,455)
Net increase in net assets resulting from operations	$3,296,507

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

Year ended October 31,	2011(a)	2010
Operations
Net investment income	$4,958,962	$5,340,914
Net realized gain	838,199	1,028,757
Net change in unrealized appreciation (depreciation)	(2,500,654)	4,154,883
Net increase in net assets resulting from operations	3,296,507	10,524,554
Distributions to shareholders from:
Net investment income
Class A	(4,578,207)	(4,766,590)
Class B	(64,887)	(159,350)
Class C	(365,495)	(368,067)
Class Z	(33)	—
Net realized gains
Class A	(929,002)	(582,482)
Class B	(26,156)	(29,937)
Class C	(84,365)	(50,822)
Total distributions to shareholders	(6,048,145)	(5,957,248)
Decrease in net assets from share transactions	(9,823,746)	(3,333,181)
Proceeds from regulatory settlements (Note 6)	—	11,587
Total increase (decrease) in net assets	(12,575,384)	1,245,712
Net assets at beginning of year	135,418,566	134,172,854
Net assets at end of year	$122,843,182	$135,418,566
Undistributed net investment income	$284,095	$440,428

(a)  Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Massachusetts Tax-Exempt Fund

Year ended October 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	886,416	6,632,031	1,435,298	11,037,009
Distributions reinvested	464,714	3,459,200	428,888	3,303,824
Redemptions	(2,366,879)	(17,515,906)	(1,907,213)	(14,672,411)
Net decrease	(1,015,749)	(7,424,675)	(43,027)	(331,578)
Class B shares
Subscriptions	3,108	23,001	2,859	22,083
Distributions reinvested	6,390	47,325	16,127	123,900
Redemptions	(326,007)	(2,390,477)	(438,033)	(3,372,247)
Net decrease	(316,509)	(2,320,151)	(419,047)	(3,226,264)
Class C shares
Subscriptions	205,048	1,563,155	201,910	1,552,755
Distributions reinvested	33,545	249,745	32,227	248,214
Redemptions	(255,533)	(1,896,853)	(205,447)	(1,576,308)
Net increase (decrease)	(16,940)	(83,953)	28,690	224,661
Class Z shares
Subscriptions	651	5,000	—	—
Distributions reinvested	4	33	—	—
Net increase	655	5,033	—	—
Total net increase (decrease)	(1,348,543)	(9,823,746)	(433,384)	(3,333,181)

(a)  Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$7.84		$7.57		$6.98		$7.69		$7.94
Income from investment operations:
Net investment income	0.31		0.31		0.31		0.31		0.31
Net realized and unrealized gain (loss)	(0.07)		0.30		0.63		(0.71)		(0.18)
Total from investment operations	0.24		0.61		0.94		(0.40)		0.13
Less distributions to shareholders from:
Net investment income	(0.31)		(0.30)		(0.30)		(0.31)		(0.31)
Net realized gains	(0.06)		(0.04)		(0.05)		—		(0.07)
Total distributions to shareholders	(0.37)		(0.34)		(0.35)		(0.31)		(0.38)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.71		$7.84		$7.57		$6.98		$7.69
Total return	3.37%		8.30%		13.82%		(5.46%)		1.65%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.00%		0.96%		0.94%		0.96	%(c)	1.01	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.80	%(e)	0.83	%(e)	0.85	%(e)	0.96	%(c)(e)	1.01	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.00%		0.96%		0.94%		0.93%		0.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.80	%(e)	0.83	%(e)	0.85	%(e)	0.93	%(e)	0.94	%(e)
Net investment income	4.13	%(e)	4.02	%(e)	4.18	%(e)	4.08	%(e)	3.96	%(e)
Supplemental data
Net assets, end of period (in thousands)	$111,134		$120,910		$117,193		$108,149		$128,833
Portfolio turnover	26%		8%		15%		16%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Massachusetts Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$7.84		$7.57		$6.98		$7.69		$7.94
Income from investment operations:
Net investment income	0.25		0.25		0.25		0.25		0.25
Net realized and unrealized gain (loss)	(0.06)		0.31		0.64		(0.71)		(0.18)
Total from investment operations	0.19		0.56		0.89		(0.46)		0.07
Less distributions to shareholders from:
Net investment income	(0.26)		(0.25)		(0.25)		(0.25)		(0.25)
Net realized gains	(0.06)		(0.04)		(0.05)		—		(0.07)
Total distributions to shareholders	(0.32)		(0.29)		(0.30)		(0.25)		(0.32)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.71		$7.84		$7.57		$6.98		$7.69
Total return	2.60%		7.50%		12.98%		(6.16%)		0.90%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.76%		1.71%		1.69%		1.71	%(c)	1.76	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.56	%(e)	1.58	%(e)	1.60	%(e)	1.71	%(c)(e)	1.76	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.76%		1.71%		1.69%		1.68%		1.69%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.56	%(e)	1.58	%(e)	1.60	%(e)	1.68	%(e)	1.69	%(e)
Net investment income	3.40	%(e)	3.29	%(e)	3.46	%(e)	3.32	%(e)	3.21	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,089		$3,587		$6,641		$10,518		$14,941
Portfolio turnover	26%		8%		15%		16%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Massachusetts Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$7.84		$7.57		$6.98		$7.69		$7.94
Income from investment operations:
Net investment income	0.27		0.28		0.27		0.27		0.27
Net realized and unrealized gain (loss)	(0.06)		0.30		0.64		(0.71)		(0.18)
Total from investment operations	0.21		0.58		0.91		(0.44)		0.09
Less distributions to shareholders from:
Net investment income	(0.28)		(0.27)		(0.27)		(0.27)		(0.27)
Net realized gains	(0.06)		(0.04)		(0.05)		—		(0.07)
Total distributions to shareholders	(0.34)		(0.31)		(0.32)		(0.27)		(0.34)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.71		$7.84		$7.57		$6.98		$7.69
Total return	2.92%		7.81%		13.31%		(5.88%)		1.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.76%		1.71%		1.69%		1.71	%(c)	1.76	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.26	%(e)	1.28	%(e)	1.30	%(e)	1.41	%(c)(e)	1.46	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.76%		1.71%		1.69%		1.68%		1.69%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.26	%(e)	1.28	%(e)	1.30	%(e)	1.38	%(e)	1.39	%(e)
Net investment income	3.68	%(e)	3.57	%(e)	3.73	%(e)	3.63	%(e)	3.51	%(e)
Supplemental data
Net assets, end of period (in thousands)	$10,614		$10,922		$10,339		$8,670		$10,683
Portfolio turnover	26%		8%		15%		16%		14%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Massachusetts Tax-Exempt Fund

	Year ended Oct. 31, 2011(a)
Class Z
Per share data
Net asset value, beginning of period	$7.69
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	0.02	(b)
Total from investment operations	0.07
Less distributions to shareholders from:
Net investment income	(0.05)
Total distributions to shareholders	(0.05)
Net asset value, end of period	$7.71
Total return	0.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.71	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.52	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.71	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.52	%(d)
Net investment income	4.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5
Portfolio turnover	26%
Notes to Financial Highlights

(a)  For the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
October 31, 2011

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

20

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications

21

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the annual management fee was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund (collectively, combined daily net assets) at a rate that declined from 0.50% to 0.40% as the combined daily net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended October 31, 2011 was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

22

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.11
Class C	0.10
Class Z	0.00

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $526.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee to the Distributor which was equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. The arrangement resulted in an annual rate of service fee for all shares that was a blend between the 0.10% and 0.25% rates. For the period November 1, 2010 through October 31, 2011, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $59,801 for Class A, $109 for Class B and $433 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

23

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement committment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to differing treatments for discount accretion/premium amortization on debt securities. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed net investment income	$(106,673)
Accumulated net realized gain	32,123
Paid-in capital	74,550

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$5,008,622	$5,284,471
Ordinary Income	—	9,536
Long-Term Capital Gains	1,039,523	663,241

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$449,375
Undistributed accumulated long-term gain	764,949
Unrealized appreciation	7,328,105

At October 31, 2011, the cost of investments for federal income tax purposes was $115,496,595 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,181,218
Unrealized depreciation	$(1,853,114)
Net unrealized appreciation	$7,328,104

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

24

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $30,715,003 and $42,265,013, respectively, for the year ended October 31, 2011.

Note 6. Regulatory Settlements

During the year ended October 31, 2010, the Fund received payments of $11,587 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, these credits reduced total expenses by $3.

Note 9. Shareholder Concentration

At October 31, 2011, two shareholder accounts owned 30% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement

25

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District

26

Columbia Massachusetts Tax-Exempt Fund, October 31, 2011

Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

28

Federal Income Tax Information (Unaudited) – Columbia Massachusetts Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2011, $865,543 or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2011, 100% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

34

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

Columbia Massachusetts Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1016 C (12/11)

Columbia New York Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.40% without sales charge.

■  The fund came out behind its benchmarks, the Barclays Capital New York Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index2, but ahead of the average fund in its peer group, the Lipper New York Municipal Debt Funds Classification.3

■  Security selection within certain sectors hampered results, while credit quality and interest-rate positioning helped.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital New York Municipal Bond Index is a market capitalization-weighted index of New York investment-grade bonds with maturity of one year or more.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.40%

Class A shares (without sales charge)

+3.54%

Barclays Capital New York Municipal Bond Index

+3.78%

Barclays Capital Municipal Bond Index

1

Performance Information – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	15,691	14,940
Class B	14,562	14,562
Class C	15,007	15,007
Class Z	n/a	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		Z
Inception	09/26/86		08/04/92		08/01/97		09/01/11
Sales charge	without	with	without	with	without	with	without
1-year	3.40	–1.56	2.62	–2.33	2.95	1.96	n/a
5-year	4.32	3.32	3.54	3.21	3.85	3.85	n/a
10-year/Life	4.61	4.10	3.83	3.83	4.14	4.14	0.96

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectuses for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.30	1,021.22	4.12		4.02	0.79
Class B	1,000.00	1,000.00	1,063.30	1,017.44	8.01		7.83	1.54
Class C	1,000.00	1,000.00	1,065.00	1,019.00	6.40		6.26	1.23
Class Z	1,000.00	1,000.00	1,009.60	1,022.58	0.84	*	2.65	0.52

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

*For the period September 1, 2011 through October 31, 2011. Class Z shares commenced operations on September 1, 2011.

3

Portfolio Manager's Report – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	7.27
Class B	7.27
Class C	7.27
Class Z	7.27

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.30
Class B	0.25
Class C	0.27
Class Z	0.05

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.01 per share of taxable realized gains for Class A, Class B and Class C shares.

30-day SEC yields

as of 10/31/11 (%)

Class A	3.23
Class B	2.65
Class C	2.94
Class Z	3.68

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.40% without sales charge. The fund's benchmarks, the Barclays Capital New York Municipal Bond Index, returned 3.54%, and the broader Barclays Capital Municipal Bond Index, gained 3.78%. The average return of the funds in its peer group, the Lipper New York Municipal Debt Funds Classification was 2.27%.

After a weak start, municipal bond market conditions improved

The municipal bond market got off to a difficult start in the fourth quarter of 2010 after a well-publicized but so-far erroneous prediction that the municipal bond market was ripe for massive defaults led many investors to sell municipal securities. At the same time that demand was falling, supply was increasing leading up to the 2010 year end. Yields rose, bond prices fell and the yield curve steepened into March 2011. However, market conditions began to improve later in the spring, as credit fears eased and outflows slowed. State and local tax revenues have been growing for six consecutive quarters, and new issuance slowed as many states implemented sharp budget cuts and delayed capital expenditures. As such, defaults remained scarce. The year-to-date total is just over $1 billion, mostly in non-rated sectors. Against this backdrop, municipal bond yields began to look attractive relative to Treasury yields, and investors eventually began buying municipal securities again. Over the last seven months of the period, municipal bond yields fell across all maturities, but especially on longer-term issues. Credit spreads—the difference between the yields on lower and higher quality bonds—also narrowed. As both yield and credit spreads narrowed, municipal bond returns got a boost for the year.

Positive contribution from longer maturity and credit quality positioning

The fund's duration was longer than the duration of its Barclays Capital New York benchmark, which benefited performance. (Duration is a measure of interest rate sensitivity.) Longer-maturity bonds experienced the biggest price gains as yields fell and offered a yield advantage over shorter-maturity issues. In addition, security selection was strong in lower quality segments, particularly among bonds rated A or lower. Certain allocations further aided performance, including overweights in the leasing and hospital sectors, where returns were strong, and an underweight in industrial development/pollution control revenue bonds, which were poor performers. On the downside, security selection in the AA rated segment, as well as in the hospital and education sectors, detracted from performance.

Changes to positioning

During the selloff that began late in 2010, we added longer-maturity bonds because we believed they were being unfairly pressured by an unfavorable supply/demand situation in the municipal market rather than by any fundamental problems. We also boosted the fund's stake in lower rated securities, particularly A and BBB bonds. To fund these purchases, we reduced exposure to higher quality AAA bonds, as well as

4Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia New York Tax-Exempt Fund special non-property bonds. These are typically very high quality issues because they're backed by dedicated tax revenues, such as sales or special use taxes.

Next steps

Going forward, we plan to monitor closely any federal government deficit reduction proposals that could affect the tax-exempt status of municipal bonds. At the state level, we expect the local municipal market to benefit from the state's relative strengths. New York's economic recovery, for example, has outpaced that of many other states, thanks to steady job numbers in many industries as well as in state and local government. On the downside, many banks and financial companies remain under pressure, as do manufacturers in upstate New York. Leading banks in New York City have already laid off workers to reduce costs. We believe all of these factors, both positive and negative, are already reflected by the state's Aa2 credit rating from Moody's. With expectations that interest rates and inflation will stay low in the coming year, we plan to continue to favor longer-maturity and lower quality issues, which offer added yields that can help boost total return. In addition, we will continue to emphasize individual security selection, relying heavily upon our proprietary credit research team. We will carefully monitor a number of potential variables and will not hesitate to adjust the fund's duration, credit quality and/or sector positioning accordingly.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	4.97
Class B	4.08
Class C	4.52
Class Z	5.66

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	9.9
AA	44.7
A	26.8
BBB	11.7
BB	2.2
B	0.5
Non-Rated	4.2

Maturity breakdown

as of 10/31/11 (%)

0-1 year	0.2
1-3 years	1.3
3-5 years	3.0
5-7 years	2.4
7-10 years	8.6
10-15 years	16.0
15-20 years	23.5
20-25 years	21.3
25 years and over	21.5
Cash Equivalents	2.2

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia New York Tax-Exempt Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 97.5%
Advanced Refunded 3.5%
Greece Central School District Unlimited General Obligation Bonds Series 1992 (FGIC)
06/15/16	6.000%	$500,000	$609,200
New York City Transitional Finance Authority Prerefunded 11/01/11 Revenue Bonds Future Tax Secured Series 2001B
05/01/30	5.000%	1,465,000	1,479,650
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Memorial Sloan Center Series 2003-1 Escrowed to Maturity (NPFGC)(a)
07/01/25	0.000%	3,000,000	1,967,670
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B
01/01/30	5.500%	1,800,000	2,282,076
Total			6,338,596
Airport 3.7%
New York City Industrial Development Agency(b) Revenue Bonds Terminal One Group Association Project Series 2005 AMT
01/01/15	5.500%	1,500,000	1,618,065
New York City Industrial Development Agency(b)(c) Revenue Bonds Terminal One Group Association Project Series 2005 AMT
01/01/24	5.500%	2,000,000	2,061,300
New York City Industrial Development Agency(b)(c)(f) Revenue Bonds American Airlines-JFK International Airport Series 2005 AMT
08/01/31	7.750%	1,000,000	925,030
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010
12/01/42	6.000%	2,000,000	2,091,440
Total			6,695,835
City 1.8%
City of New York Unlimited General Obligation Bonds Series 2010B
08/01/21	5.000%	500,000	585,200
Series 2011A-1
08/01/28	5.000%	1,000,000	1,102,960
Subordinated Series 2009I-1
04/01/27	5.125%	1,500,000	1,641,555
Unlimited General Obligation Unrefunded Bonds Series 1995C
08/15/24	7.250%	5,000	5,026
Total			3,334,741

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College 18.0%
City of Troy Revenue Bonds Rensselaer Polytechnic Series 2010A
09/01/40	5.125%	$2,000,000	$2,021,800
Dutchess County Industrial Development Agency Refunding Revenue Bonds Bard College Civic Facilities Series 2007A-1
08/01/22	5.000%	500,000	518,225
Revenue Bonds Bard College Civic Facility Series 2007A-2
08/01/36	4.500%	500,000	453,485
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A
03/01/26	4.750%	1,210,000	1,237,515
New York City Trust for Cultural Resources Revenue Bonds
01/01/34	5.000%	375,000	400,313
Revenue Bonds Juilliard School Series 2009A
01/01/39	5.000%	500,000	528,625
New York State Dormitory Authority Revenue Bonds Brooklyn Law School Series 2003B (XLCA)
07/01/30	5.125%	2,000,000	2,080,940
Consolidated City University System Series 1993A
07/01/13	5.750%	1,695,000	1,772,445
Consolidated City University System 5th General Resolution Series 2008B
07/01/27	5.000%	1,000,000	1,063,980
Cornell University Series 2006A
07/01/31	5.000%	1,000,000	1,051,700
Series 2009A
07/01/27	5.000%	1,000,000	1,115,000
07/01/39	5.000%	500,000	534,070
Manhattan Marymount College Series 2009
07/01/29	5.250%	1,500,000	1,494,750
Mount Sinai School of Medicine Series 2009
07/01/39	5.125%	1,000,000	1,019,930
New York University-Independent School District Series 2001-1 (AMBAC)
07/01/40	5.500%	1,000,000	1,219,560
Pratt Institute Series 2009C
07/01/39	5.125%	1,000,000	1,033,530

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia New York Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College (cont.)
Rochester Institute of Technology Series 2008A
07/01/33	6.000%	$1,000,000	$1,101,820
St. John's University Series 2007A (NPFGC)
07/01/32	5.250%	1,000,000	1,033,550
Series 2007C (NPFGC)
07/01/26	5.250%	1,205,000	1,366,530
State University Dormitory Facilities Series 2011A
07/01/31	5.000%	3,000,001	3,208,590
Teacher's College Series 2009
03/01/39	5.500%	500,000	534,125
The New School Series 2010
07/01/40	5.500%	1,500,000	1,588,890
University of Rochester Series 2009A
07/01/39	5.125%	2,250,000	2,368,507
Yeshiva University Series 2001 (AMBAC)
07/01/30	5.000%	75,000	75,043
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007
10/01/27	5.000%	750,000	750,345
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007
07/01/31	5.000%	1,000,000	1,024,200
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009
07/01/39	5.750%	1,000,000	1,040,100
Yonkers Industrial Development Agency Revenue Bonds Sarah Lawrence College Project Series 2001A
06/01/29	6.000%	1,000,000	1,078,110
Total			32,715,678
County 0.8%
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC)
03/01/15	6.000%	1,250,000	1,393,538
Electric 2.4%
Long Island Power Authority Revenue Bonds Series 2008A
05/01/33	6.000%	1,000,000	1,124,360
Series 2009A
04/01/23	5.000%	750,000	826,507

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric (cont.)
New York State Energy Research & Development Authority Revenue Bonds Series 1993(c)
04/01/20	11.448%	$1,500,000	$1,513,500
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(b)
01/01/23	5.500%	1,000,000	970,870
Total			4,435,237
Health Care - Hospital 14.3%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A
11/15/27	5.250%	2,000,000	1,974,360
Monroe County Industrial Development Corp. Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA)
08/15/35	5.750%	2,000,000	2,213,560
New York State Dormitory Authority Revenue Bonds Kaleida Health Series 2006 (FHA)
02/15/35	4.700%	1,000,000	1,000,780
Mount Sinai Hospital Series 2010A
07/01/26	5.000%	2,275,000	2,339,291
Series 2011A
07/01/41	5.000%	2,000,000	1,993,720
NYU Hospital Center Series 2007B
07/01/37	5.625%	1,000,000	1,016,140
New York Hospital Medical Center Series 2007 (FHA)
02/15/37	4.750%	975,000	977,194
New York University Hospital Center Series 2006A
07/01/20	5.000%	500,000	527,380
Series 2007B
07/01/24	5.250%	640,000	664,544
Series 2011A
07/01/31	5.750%	800,000	833,152
North Shore Long Island Jewish Series 2009A
05/01/37	5.500%	2,000,000	2,058,120
North Shore-Long Island Jewish Series 2011A
05/01/41	5.000%	1,500,000	1,484,025
North Shore-Long Island Jewish Obligation Group Series 2007A
05/01/32	5.000%	1,000,000	998,730
Orange Regional Medical Center Series 2008
12/01/29	6.125%	1,900,000	1,907,657
Sloan-Kettering Memorial Center Series 2006-1
07/01/35	5.000%	1,000,000	1,031,820

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia New York Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
University of Rochester Series 2007B
07/01/27	5.000%	$1,000,000	$1,047,630
Vassar Brothers Hospital Series 1997 (AGM)
07/01/25	5.375%	1,500,000	1,505,070
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B
12/01/32	5.250%	500,000	499,975
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2
11/01/37	6.125%	1,850,000	1,903,447
Total			25,976,595
Health Care - Life Care Center 3.6%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A
07/01/28	6.750%	500,000	487,270
07/01/40	6.875%	250,000	239,933
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences Series 1999A
05/01/19	5.875%	1,265,000	1,264,949
Mount Vernon Industrial Development Agency Revenue Bonds Wartburg Senior Housing, Inc. - Meadowview Series 1999
06/01/19	6.150%	795,000	774,330
06/01/29	6.200%	615,000	558,137
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010
12/01/40	6.000%	1,225,000	1,231,737
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006
11/01/28	5.000%	1,335,000	1,252,070
Ulster County Industrial Development Agency Revenue Bonds Series 2007A
09/15/42	6.000%	1,000,000	715,950
Total			6,524,376
Health Care - Nursing Home 0.3%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007
01/01/40	5.200%	750,000	576,015

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Other 0.5%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010
10/01/30	6.000%	$1,000,000	$973,500
Housing - Multi-Family 2.2%
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A
09/15/25	4.500%	165,000	168,838
Series 2009C-1
11/01/34	5.500%	500,000	521,030
Series 2009M
11/01/45	5.150%	1,250,000	1,268,475
New York State Housing Finance Agency Revenue Bonds Phillips Village Housing Project Series 1994A (FHA) AMT(b)
08/15/17	7.750%	1,935,000	1,955,724
Total			3,914,067
Housing - Single Family 1.8%
New York Mortgage Agency(b) Revenue Bonds Homeowner Mortgage Series 1998-69 AMT
10/01/28	5.500%	390,000	390,156
Series 1999-82 AMT
04/01/30	5.650%	210,000	210,103
Series 2002-101 AMT
04/01/32	5.400%	1,095,000	1,095,252
Series 2007-140 AMT
10/01/21	4.600%	500,000	506,540
Series 2007-148 AMT
10/01/32	5.200%	1,000,000	1,013,670
Total			3,215,721
Industrial-Pollution - IDR 1.1%
New York State Energy Research & Development Authority Revenue Bonds Brooklyn Union Gas Co. Project Series 1996 (NPFGC)
01/01/21	5.500%	2,000,000	2,006,980
Industrial-Pollution - PCR 1.3%
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(b)
03/01/24	5.750%	2,000,000	2,319,360
Lease 7.6%
Erie County Industrial Development Agency (The) Revenue Bonds School District Buffalo Project Series 2011A
05/01/32	5.250%	1,000,000	1,075,880
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 10/26/2011
02/15/47	5.750%	2,000,000	2,117,820

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia New York Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Lease (cont.)
New York Local Government Assistance Corp. Refunding Revenue Bonds Senior Lien Series 2007A
04/01/19	5.000%	$1,000,000	$1,147,340
New York State Dormitory Authority Revenue Bonds Consolidated City University Systems 2nd Generation Series 1993A
07/01/20	6.000%	2,000,000	2,371,500
Mental Health Services Facilities Improvements Series 2007C (AGM)
08/15/26	5.000%	2,000,000	2,120,780
School Districts Financing Program Series 2009C
10/01/36	5.125%	1,000,000	1,055,510
State University Educational Facilities Series 2000C (AGM)
05/15/17	5.750%	1,000,000	1,190,310
New York State Dormitory Authority(a) Revenue Bonds Capital Appreciation-Court Facilities Series 1998
08/01/19	0.000%	1,200,000	984,912
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2010A-1
01/01/16	5.000%	1,500,000	1,704,750
Total			13,768,802
Miscellaneous 10.3%
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2002A
01/01/29	5.125%	2,950,000	3,013,248
Revenue Bonds Series 2005B (AMBAC)
11/15/23	5.250%	1,250,000	1,445,800
Series 2005F
11/15/35	5.000%	500,000	508,390
Series 2006A
11/15/22	5.000%	750,000	804,450
Series 2010D
11/15/34	5.000%	1,350,000	1,398,640
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/24	5.000%	500,000	495,475
Yankee Stadium Pilot Series 2009
03/01/49	7.000%	250,000	284,635
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A
04/01/31	5.000%	750,000	803,325

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Miscellaneous (cont.)
Revenue Bonds Lincoln Center Series 2008C
12/01/18	5.250%	$750,000	$874,852
Museum of Modern Art Series 2001D (AMBAC)
07/01/31	5.125%	1,000,000	1,021,440
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Project Series 2002B
06/15/31	5.000%	1,000,000	1,009,240
Series 2002K
06/15/28	5.000%	1,000,000	1,022,420
Revolving Funds-Pooled Financing Series 2005B
04/15/35	5.500%	1,000,000	1,255,130
Series 2009A
06/15/34	5.000%	4,000,000	4,273,960
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004
08/01/24	5.375%	550,000	560,676
Total			18,771,681
Port District 3.6%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993
03/01/28	5.375%	2,000,000	2,313,160
Consolidated 93rd Series 1994
06/01/94	6.125%	2,250,000	2,643,345
Port Authority of New York & New Jersey(b) Revenue Bonds Consolidated 143rd Series 2006 (AGM) AMT
10/01/21	5.000%	1,000,000	1,056,880
Consolidated 147th Series 2007 (NPFGC/FGIC) AMT
10/15/26	5.000%	500,000	520,795
Total			6,534,180
Resource Recovery 0.3%
Seneca County Industrial Development Agency Revenue Bonds Seneca Meadows, Inc. Project Series 2005 AMT(b)(c)(d)
10/01/35	6.625%	500,000	502,135
Sales or Use Tax 9.8%
Metropolitan Transportation Authority Revenue Bonds Series 2009A
11/15/26	5.300%	700,000	772,947
Series 2009B
11/15/34	5.000%	4,500,000	4,743,360

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia New York Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax (cont.)
Nassau County Interim Finance Authority Revenue Bonds Secured Sales Tax Series 2009A
11/15/24	5.000%	$250,000	$281,230
New York City Transitional Finance Authority Revenue Bonds Fiscal 2009 Series 2009S-3
01/15/22	5.000%	1,000,000	1,117,420
Series 2009S-5
01/15/32	5.000%	1,000,000	1,053,050
Subordinated Revenue Bonds Future Tax Secured Series 2007B
11/01/26	5.000%	1,035,000	1,128,823
Unrefunded Revenue Bonds Future Tax Secured Series 2001B
05/01/30	5.000%	35,000	35,490
New York State Dormitory Authority Revenue Bonds Education Series 2008B
03/15/36	5.750%	500,000	565,240
Series 2009A
03/15/28	5.000%	1,545,000	1,676,603
Series 2009A
02/15/34	5.000%	1,400,000	1,497,720
New York State Thruway Authority Revenue Bonds Series 2005A (NPFGC)
04/01/25	5.000%	500,000	542,300
Series 2009A-1
04/01/29	5.000%	1,000,000	1,075,560
New York State Urban Development Corp. Revenue Bonds State Personal Income Tax Series 2009B-1
03/15/36	5.000%	1,500,000	1,596,855
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(e)
08/01/41	5.250%	1,750,000	1,773,135
Total			17,859,733
School 0.8%
New York City Industrial Development Agency Revenue Bonds Marymont School of New York Project Series 2001 (ACA)
09/01/21	5.125%	625,000	638,163
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM)
11/01/35	5.625%	750,000	811,627
Total			1,449,790

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations 1.3%
City of New York Unlimited General Obligation Bonds Subordinated Series 2006I-1
04/01/17	5.000%	$1,000,000	$1,137,310
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC)
02/15/19	6.200%	1,005,000	1,267,446
Total			2,404,756
Student Loan 0.1%
New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009
11/01/26	4.750%	115,000	118,550
Toll Road 2.8%
New York State Thruway Authority Revenue Bonds Series 2005F (AMBAC)
01/01/25	5.000%	2,000,000	2,124,880
Series 2007H (NPFGC/FGIC)
01/01/23	5.000%	500,000	548,515
01/01/27	5.000%	1,000,000	1,066,500
Triborough Bridge & Tunnel Authority Prerefunded 01/01/12 Revenue Bonds General Purpose Series 2001A
01/01/32	5.000%	380,000	383,036
Refunding Revenue Bonds Series 2002B
11/15/29	5.125%	1,000,000	1,033,800
Total			5,156,731
Water & Sewer 5.6%
Great Neck North Water Authority Revenue Bonds Series 2008
01/01/33	5.000%	690,000	733,932
New York City Municipal Water Finance Authority Refunding Revenue Bonds Series 2006C
06/15/33	4.750%	1,440,000	1,477,152
Revenue Bonds Fiscal 2009 Series 2008A
06/15/40	5.750%	1,000,000	1,126,890
Series 2008CC
06/15/34	5.000%	3,500,000	3,710,070
Series 2008DD
06/15/38	4.500%	500,000	504,825
Series 2009EE
06/15/40	5.250%	500,000	539,330
Series 2009FF-2
06/15/40	5.500%	1,000,000	1,101,810

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Columbia New York Tax-Exempt Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Water & Sewer (cont.)
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008
09/01/38	5.250%	$1,000,000	$1,034,720
Total			10,228,729
Total Municipal Bonds (Cost: $167,494,185)			$177,215,326

Issue Description	Shares	Value
Money Market Funds 0.5%
Dreyfus New York AMT-Free Municipal Money Market, 0.010%(g)	604,748	$604,748
JPMorgan Tax-Free Money Market Fund, 0.010%(g)	234,141	234,141
Total Money Market Funds (Cost: $838,889)		$838,889
Total Investments (Cost: $168,333,074)		$178,054,215
Other Assets & Liabilities, Net		3,722,425
Total Net Assets		$181,776,640

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  At October 31, 2011, the value of securities subject to alternative minimum tax represented 8.33% of net assets.

(c)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $502,135 or 0.28% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $1,773,135 or 0.98% of net assets.

(f)  Subsequent to year end, the issuer filed for bankruptcy protection under Chapter 11. The Fund has stopped accruing interest on this security. At November 30, 2011, the value of this security amounted to $925,030, which represents 0.51% of net assets.

(g)  The rate shown is the seven-day current annualized yield at October 31, 2011.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level withinthe fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Columbia New York Tax-Exempt Fund

October 31, 2011

Fair Value Measurements (continued)

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Municipal Bonds	$—	$177,215,326	$—	$177,215,326
Total Bonds	—	177,215,326	—	177,215,326
Other
Money Market Funds	838,889	—	—	838,889
Total Other	838,889	—	—	838,889
Total	$838,889	$177,215,326	$—	$178,054,215

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund

October 31, 2011

Assets
Investments, at value
(identified cost $168,333,074)	$178,054,215
Receivable for:
Investments sold	1,194,747
Capital shares sold	679,929
Interest	2,689,170
Expense reimbursement due from Investment Manager	33,069
Trustees' deferred compensation plan	23,612
Total assets	182,674,742
Liabilities
Payable for:
Dividend distributions to shareholders	604,382
Capital shares purchased	108,187
Investment management fees	5,945
Distribution and service fees	4,445
Transfer agent fees	8,861
Administration fees	1,040
Chief compliance officer expenses	419
Other expenses	141,211
Trustees' deferred compensation plan	23,612
Total liabilities	898,102
Net assets applicable to outstanding capital stock	$181,776,640

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia New York Tax-Exempt Fund

October 31, 2011

Represented by
Paid-in capital	$172,252,508
Undistributed net investment income	322,679
Accumulated net realized loss	(519,688)
Unrealized appreciation (depreciation) on:
Investments	9,721,141
Total — representing net assets applicable to outstanding capital stock	$181,776,640
Net assets applicable to outstanding shares
Class A	$163,405,497
Class B	$2,202,089
Class C	$16,164,006
Class Z	$5,048
Shares outstanding
Class A	22,483,732
Class B	303,108
Class C	2,224,732
Class Z	694
Net asset value per share
Class A(a)	$7.27
Class B	$7.27
Class C	$7.27
Class Z	$7.27

(a)  The maximum offering price per share for Class A is $7.63. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia New York Tax-Exempt Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$664
Interest	5,452,746
Total income	5,453,410
Expenses:
Investment management fees	468,778
Distribution fees
Class B	22,600
Class C	87,107
Service fees
Class A	240,347
Class B	7,428
Class C	28,616
Transfer agent fees
Class A	89,052
Class B	3,362
Class C	11,672
Administration fees	63,589
Compensation of board members	16,794
Pricing and bookkeeping fees	30,397
Custodian fees	6,501
Printing and postage fees	40,000
Registration fees	60,963
Professional fees	44,130
Merger expense	26,990
Chief compliance officer expenses	924
Other	12,768
Total expenses	1,262,018
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(229,929)
Fees waived by distributor — Class C	(34,835)
Expense reductions	(400)
Total net expenses	996,854
Net investment income	4,456,556
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	557,401
Net realized gain	557,401
Net change in unrealized appreciation (depreciation) on:
Investments	1,031,575
Net change in unrealized appreciation	1,031,575
Net realized and unrealized gain	1,588,976
Net increase in net assets resulting from operations	$6,045,532

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

Year ended October 31,	2011(a)	2010
Operations
Net investment income	$4,456,556	$2,689,735
Net realized gain	557,401	61,008
Net change in unrealized appreciation	1,031,575	2,911,595
Net increase in net assets resulting from operations	6,045,532	5,662,338
Distributions to shareholders from:
Net investment income
Class A	(3,955,675)	(2,451,881)
Class B	(103,319)	(262,303)
Class C	(425,671)	(392,165)
Class Z	(34)	—
Net realized gains
Class A	(80,083)	(1,269,783)
Class B	(5,958)	(192,557)
Class C	(13,363)	(229,910)
Total distributions to shareholders	(4,584,103)	(4,798,599)
Increase in net assets from share transactions	111,487,203	247,149
Total increase in net assets	112,948,632	1,110,888
Net assets at beginning of year	68,828,008	67,717,120
Net assets at end of year	$181,776,640	$68,828,008
Undistributed net investment income	$322,679	$328,866

(a)  Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia New York Tax-Exempt Fund

Year ended October 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,416,525	10,057,117	1,266,935	9,122,725
Fund merger	15,425,984	109,863,826	—	—
Distributions reinvested	373,324	2,661,888	329,961	2,360,076
Redemptions	(2,207,714)	(15,646,941)	(1,080,401)	(7,777,154)
Net increase	15,008,119	106,935,890	516,495	3,705,647
Class B shares
Subscriptions	2,638	18,448	17,767	127,384
Fund merger	153,991	1,096,096	—	—
Distributions reinvested	8,764	61,562	43,301	308,913
Redemptions	(480,574)	(3,366,812)	(575,800)	(4,152,575)
Net decrease	(315,181)	(2,190,706)	(514,732)	(3,716,278)
Class C shares
Subscriptions	150,723	1,073,119	211,427	1,527,981
Fund merger	1,033,183	7,354,989	—	—
Distributions reinvested	32,912	233,321	47,535	339,652
Redemptions	(272,441)	(1,924,444)	(223,871)	(1,609,853)
Net increase	944,377	6,736,985	35,091	257,780
Class Z shares
Subscriptions	689	5,000	—	—
Distributions reinvested	5	34	—	—
Net increase	694	5,034	—	—
Total net increase	15,638,009	111,487,203	36,854	247,149

(a)  Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia New York Tax-Exempt Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$7.34		$7.25		$6.55		$7.49		$7.70
Income from investment operations:
Net investment income	0.29		0.30		0.31		0.31		0.31
Net realized and unrealized gain (loss)	(0.06	)(a)	0.31		0.78		(0.87)		(0.19)
Total from investment operations	0.23		0.61		1.09		(0.56)		0.12
Less distributions to shareholders from:
Net investment income	(0.29)		(0.34)		(0.30)		(0.30)		(0.31)
Net realized gains	(0.01)		(0.18)		(0.09)		(0.08)		(0.02)
Total distributions to shareholders	(0.30)		(0.52)		(0.39)		(0.38)		(0.33)
Net asset value, end of period	$7.27		$7.34		$7.25		$6.55		$7.49
Total return	3.40%		8.86%		17.24%		(7.86%)		1.59%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.02%		1.12%		1.09%		1.08%		1.05%
Net expenses after fees waived or expenses reimbursed(c)	0.82	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	4.04	%(d)	4.11	%(d)	4.47	%(d)	4.29	%(d)	4.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$163,405		$54,888		$50,469		$42,819		$49,751
Portfolio turnover	22%		9%		20%		17%		15%
Notes to Financial Highlights

(a)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia New York Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$7.34		$7.25		$6.55		$7.49		$7.70
Income from investment operations:
Net investment income	0.24		0.24		0.25		0.26		0.26
Net realized and unrealized gain (loss)	(0.06	)(a)	0.32		0.78		(0.88)		(0.20)
Total from investment operations	0.18		0.56		1.03		(0.62)		0.06
Less distributions to shareholders from:
Net investment income	(0.24)		(0.29)		(0.24)		(0.24)		(0.25)
Net realized gains	(0.01)		(0.18)		(0.09)		(0.08)		(0.02)
Total distributions to shareholders	(0.25)		(0.47)		(0.33)		(0.32)		(0.27)
Net asset value, end of period	$7.27		$7.34		$7.25		$6.55		$7.49
Total return	2.62%		8.05%		16.38%		(8.54%)		0.83%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.87%		1.87%		1.84%		1.83%		1.80%
Net expenses after fees waived or expenses reimbursed(c)	1.60	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	3.38	%(d)	3.38	%(d)	3.73	%(d)	3.54	%(d)	3.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,202		$4,540		$8,217		$10,084		$16,192
Portfolio turnover	22%		9%		20%		17%		15%
Notes to Financial Highlights

(a)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia New York Tax-Exempt Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$7.34		$7.25		$6.55		$7.49		$7.70
Income from investment operations:
Net investment income	0.26		0.26		0.28		0.28		0.28
Net realized and unrealized gain (loss)	(0.06	)(a)	0.32		0.78		(0.87)		(0.19)
Total from investment operations	0.20		0.58		1.06		(0.59)		0.09
Less distributions to shareholders from:
Net investment income	(0.26)		(0.31)		(0.27)		(0.27)		(0.28)
Net realized gains	(0.01)		(0.18)		(0.09)		(0.08)		(0.02)
Total distributions to shareholders	(0.27)		(0.49)		(0.36)		(0.35)		(0.30)
Net asset value, end of period	$7.27		$7.34		$7.25		$6.55		$7.49
Total return	2.95%		8.37%		16.72%		(8.27%)		1.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.82%		1.87%		1.84%		1.83%		1.80%
Net expenses after fees waived or expenses reimbursed(c)	1.28	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.64	%(d)	3.66	%(d)	4.02	%(d)	3.84	%(d)	3.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$16,164		$9,401		$9,031		$8,319		$9,729
Portfolio turnover	22%		9%		20%		17%		15%
Notes to Financial Highlights

(a)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia New York Tax-Exempt Fund

	Year ended Oct. 31, 2011(a)
Class Z
Per share data
Net asset value, beginning of period	$7.25
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	0.02	(b)
Total from investment operations	0.07
Less distributions to shareholders from:
Net investment income	(0.05)
Total distributions to shareholders	(0.05)
Net asset value, end of period	$7.27
Total return	0.96%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.61	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.52	%(d)
Net investment income	4.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5
Portfolio turnover	22%
Notes to Financial Highlights

(a)  For the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
October 31, 2011

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

22

Columbia New York Tax-Exempt Fund, October 31, 2011

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

Columbia New York Tax-Exempt Fund, October 31, 2011

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the annual management fee was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund (collectively, combined daily net assets) at a rate that declined from 0.50% to 0.40% as the combined daily net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.42% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended October 31, 2011 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

24

Columbia New York Tax-Exempt Fund, October 31, 2011

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.09%
Class B	0.11
Class C	0.10
Class Z	0.01

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $400.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund's total potential future obligation over the life of the Guaranty is $94,633. The liability remaining at October 31, 2011 for non-recurring charges associated with the lease amounted to $62,563 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee to the Distributor which was equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. The arrangement resulted in an annual rate of service fee for all shares that was a blend between the 0.10% and 0.25% rates. For the period November 1, 2010 through October 31, 2011, the Fund's annualized effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $83,061 for Class A, $1,002 for Class B and $946 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through August 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the

25

Columbia New York Tax-Exempt Fund, October 31, 2011

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to amortization/accretion adjustments and non-deductible merger expenses. In the Statement of Assets and Liabilities the following reclassification were made among the components of the Fund's net assets due to permanent differences:

Undistributed Net Investment Income	$21,852
Accumulated Net Realized Loss	49,784
Paid-In Capital	(71,636)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$4,484,699	$2,650,565
Ordinary Income	53,528	455,784
Long-Term Capital Gains	45,876	1,692,250

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$703,383
Undistributed Accumulated Long-Term Capital Gains	283,025
Unrealized Appreciation	9,957,195

At October 31, 2011, the cost of investments for federal income tax purposes was $168,097,019 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$10,817,772
Unrealized Depreciation	(860,576)
Net Unrealized Appreciation	$9,957,196

26

Columbia New York Tax-Exempt Fund, October 31, 2011

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$174,547

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

The fund acquired $371,078 of capital loss carry forward in connection with the RiverSource New York Tax Exempt Fund. Of the capital loss acquired 196,531 was utilized in the current year and the remainder may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $127,268,782 and $23,536,356, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the

27

Columbia New York Tax-Exempt Fund, October 31, 2011

investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At October 31, 2011, two shareholder accounts owned 14.94% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 10. Fund Merger

At the close of business on June 3, 2011, Columbia New York Tax-Exempt Fund acquired the assets and assumed the identified liabilities of RiverSource New York Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust and Seligman New York Municipal Fund, a series of Seligman Municipal Series, Inc. The mergers were completed after shareholders of the acquired funds approved the plan on February 15, 2011.

The aggregate net assets of Columbia New York Tax-Exempt Fund immediately before the acquisitions were $62,703,788 and the combined net assets immediately after the acquisitions were $181,018,699.

The acquisitions were accomplished by a tax-free exchange of 9,512,113 shares of RiverSource New York Tax-Exempt Fund valued at $46,900,979 (including unrealized appreciation of $1,132,099) and 9,034,756 shares of Seligman New York Municipal Fund valued at $71,413,932 (including unrealized appreciation of $2,655,052).

In exchange for shares of RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund Columbia

28

Columbia New York Tax-Exempt Fund, October 31, 2011

New York Tax-Exempt Fund issued the following number of shares:

	RiverSource New York Tax-Exempt Fund	Seligman New York Municipal Fund
Class A	6,311,058	9,114,926
Class B	153,991	—
Class C	121,288	911,895

For financial reporting purposes, net assets received and shares issued by Columbia New York Tax-Exempt Fund were recorded at fair value; however, RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund's cost of investments were carried forward to align ongoing reporting of Columbia New York Tax-Exempt Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of Columbia New York Tax-Exempt Fund for the period prior to the mergers and the combined fund for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund that have been included in the combined Fund's Statement of Operations since the mergers were completed.

Assuming the mergers had been completed on November 1, 2010, Columbia New York Tax-Exempt Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $7.4 million, $1.1 million, $(3.5) million and $5.0 million, respectively.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege

29

Columbia New York Tax-Exempt Fund, October 31, 2011

that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011, and oral arguments took place on November 7, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

31

Federal Income Tax Information (Unaudited) – Columbia New York Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2011, $306,027, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2011, 100% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

37

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia New York Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1021 C (12/11)

Columbia Connecticut Intermediate Municipal Bond Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.83% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.1 Its return surpassed the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's heavier weight in shorter-maturity municipals held back relative results as longer-maturities outperformed. However, performance was helped by the fund's exposure to municipals with A and BBB security ratings,3 which outpaced higher quality debt.

Portfolio Management

Brian M. McGreevy has managed the fund since 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+2.83%

Class A shares (without sales charge)

+3.89%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	14,060	13,397
Class B	13,053	13,053
Class C	13,469	13,469
Class T	14,194	13,525
Class Z	14,411	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.83	–0.52	2.05	–0.94	2.41	1.42	2.93	–1.98	3.08
5-year	3.73	3.05	2.96	2.96	3.32	3.32	3.84	2.83	3.99
10-year	3.47	2.97	2.70	2.70	3.02	3.02	3.56	3.07	3.72

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Connecticut Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Connecticut Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

2

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.10	1,021.27	4.00	3.97	0.78
Class B	1,000.00	1,000.00	1,031.00	1,017.44	7.88	7.83	1.54
Class C	1,000.00	1,000.00	1,032.90	1,019.21	6.10	6.06	1.19
Class T	1,000.00	1,000.00	1,035.50	1,021.73	3.54	3.52	0.69
Class Z	1,000.00	1,000.00	1,036.30	1,022.48	2.77	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	10.97
Class B	10.97
Class C	10.97
Class T	10.97
Class Z	10.97

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.33
Class B	0.25
Class C	0.29
Class T	0.34
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/11 (%)

Class A	1.76
Class B	1.12
Class C	1.45
Class T	1.85
Class Z	2.09

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.83% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.89%. The average return of funds in the Lipper Other States Intermediate Municipal Debt Funds Classification was 2.75%. The fund's investments in shorter-maturity municipal debt, which generally trailed the performance of longer-maturity securities, tended to detract from results relative to the Barclays benchmark index. This was especially true with the fund's investments in shorter-maturity pre-refunded municipal bonds. Pre-refunding occurs when an issuer sells a new bond at a lower rate and invests the proceeds in short-term government securities until it can call or pay off the old, higher-rate or pre-refunded bond. Investments in three-to seven-year general obligation bonds, which lagged longer maturities, also held back results relative to the benchmark. Performance received a boost, however, from investments in A rated and BBB rated securities, which outperformed higher quality municipal bonds.

Growth in Connecticut economy slows

The growth of the Connecticut economy appeared to weaken after the first half of 2011, as key industries such as insurance and professional services continued to lay off workers, and construction activities remained moribund. Unemployment in Connecticut remained at about the 9% level, which was higher than the New England region but in line with the national average. The Connecticut municipal bond market was marked by narrower yield spreads between lower-rated and higher-rated securities, reflecting the effects of both strong in-state demand for tax-advantaged securities and the generally higher quality character of the Connecticut's municipal bonds compared to the national market.

Investments in investment-grade debt helped performance

Fund positions in A rated and BBB rated securities helped performance during a period when lower-rated, investment-grade municipals generally outperformed high-rated securities. The fund also has a small holding in a non-rated security, which performed very well. During the period, the fund maintained an overweight position in housing bonds, which added yield and income to the portfolio. Nevertheless, the exposure to the housing sector detracted from total return, as the callability of housing bonds caused them to underperform in the market rally. A notable factor holding back results, relative to the national benchmark, was a 10% overweight in securities with either short maturities or short call dates. The biggest negative was the fund's exposure to shorter-maturity, pre-refunded securities. These securities underperformed when longer maturities rallied as interest rates declined. The fund's large cash position at the beginning of the fiscal year also detracted from return. The fund carried this cash balance in response to negative market news and concerns about municipal finances early in the period.

Looking ahead

Investor demand for tax-advantaged municipal bonds appears to have recovered after slumping early in 2011 amid investor fears that about the credit quality of municipals.

4

Portfolio Manager's Report (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

State and local governments, in general, have taken steps to pay debt service, balance budgets and make fiscally prudent decisions going forward. In Connecticut, the state government has recently stabilized its finances, with public sector labor unions ratifying wage and benefit cuts. Local governments, squeezed by reductions in state aid and lower property and local sales tax revenues, have made significant cuts in their public employee rosters. Against this backdrop, we have added to our investments in the hospital sector and in two new education bonds—two sectors that performed well. We also replaced some high-coupon Connecticut Light and Power bonds that were called away, investing in 16-year securities. In general, we have tried to add to our positions in A rated securities and to extend the maturity profile while reducing exposure to securities with maturities of less than two years.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	2.71
Class B	1.72
Class C	2.23
Class T	2.85
Class Z	3.22

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Maturity breakdown

as of 10/31/11 (%)

0-1 year	5.4
1-3 years	8.1
3-5 years	8.8
5-7 years	14.5
7-10 years	17.6
10-15 years	31.6
15-20 years	9.1
Cash Equivalents	4.9

Quality breakdown

as of 10/31/11 (%)

AAA	23.7
AA	47.3
A	22.9
BBB	3.8
Non-Rated	2.3

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 94.3%
Advanced Refunded 5.3%
City of New Haven Prerefunded 11/01/12 Unlimited General Obligation Bonds Series 2002C (NPFGC)
11/01/18	5.000%	$1,985,000	$2,097,172
Prerefunded 11/01/13 Unlimited General Obligation Bonds Series 2003A (FGIC)
11/01/16	5.250%	170,000	187,743
Hartford County Metropolitan District Prerefunded 04/01/12 Unlimited General Obligation Bonds Series 2002
04/01/19	5.000%	1,205,000	1,241,018
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(a)
07/01/22	5.250%	895,000	1,112,780
State of Connecticut Clean Water Fund Revenue Bonds Series 1993 Escrowed to Maturity (FNMA)
10/01/12	6.000%	405,000	418,803
State of Connecticut Prerefunded 10/15/13 Unlimited General Obligation Bonds Series 2003F (NPFGC)
10/15/20	5.250%	3,670,000	4,009,732
University of Connecticut Prerefunded 04/01/12 Unlimited General Obligation Bonds Series 2002A
04/01/13	5.375%	1,000,000	1,021,370
Prerefunded 05/15/12 Revenue Bonds Student Fee Series 2002A
05/15/14	5.250%	1,185,000	1,216,983
Total			11,305,601
City 5.3%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC)
08/15/17	5.250%	1,500,000	1,726,125
08/15/21	5.500%	1,125,000	1,316,981
City of Hartford Unlimited General Obligation Bonds Series 2009A (AGM)
08/15/17	5.000%	695,000	818,314
Series 2011A
04/01/22	5.250%	1,325,000	1,540,551
04/01/23	5.250%	1,325,000	1,524,532
04/01/24	5.250%	1,325,000	1,506,538
City of New Haven Unrefunded Unlimited General Obligation Bonds Series 2002B (NPFGC/FGIC)
11/01/12	5.375%	995,000	1,043,636
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2004
01/01/16	4.500%	1,690,000	1,812,660
Total			11,289,337

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College 10.1%
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Issue Series 2002E (NPFGC)
07/01/22	5.250%	$400,000	$412,640
Fairfield University Series 2008N
07/01/18	5.000%	2,120,000	2,412,814
07/01/22	5.000%	2,500,000	2,711,075
Quinnipiac University Series 2007I (NPFGC)
07/01/22	5.000%	2,000,000	2,145,980
Quinnipiac University Health & Education Series 2007 (NPFGC)
07/01/28	5.000%	2,000,000	2,087,360
Sacred Heart University Series 2011G
07/01/20	5.000%	1,190,000	1,248,346
Trinity College Series 1998F (NPFGC)
07/01/21	5.500%	500,000	588,650
Series 2004H (NPFGC)
07/01/25	5.000%	540,000	563,377
Yale University Series 1997T-1
07/01/29	4.700%	4,800,000	5,118,432
University of Connecticut Refunding Revenue Bonds Series 2004A (NPFGC)
01/15/13	5.000%	2,000,000	2,110,420
Revenue Bonds Series 2009A
02/15/23	5.000%	2,000,000	2,285,500
Total			21,684,594
Electric 4.4%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2006A (AMBAC)
01/01/22	5.000%	2,000,000	2,182,040
Series 2009A (AGM)
01/01/17	5.000%	1,525,000	1,765,508
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011
09/01/28	4.375%	4,000,000	4,002,960
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(a)
07/01/24	5.250%	1,290,000	1,366,794
Total			9,317,302
Health Care - Hospital 5.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds Health System Catholic East Series 2010
11/15/29	4.750%	3,420,000	3,472,702

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Hospital for Special Care Series 2007C (RAD)
07/01/20	5.250%	$1,235,000	$1,277,052
07/01/27	5.250%	750,000	722,040
Middlesex Hospital Series 2006M (FSA)
07/01/27	4.875%	500,000	519,125
Series 2011N
07/01/20	5.000%	1,365,000	1,475,497
07/01/21	5.000%	1,000,000	1,077,390
William W Backus Hospital Series 2005G (AGM)
07/01/24	5.000%	2,060,000	2,162,835
Connecticut State Health & Educational Facility Authority(b) Revenue Bonds Ascension Health Credit Series 1999B
11/15/29	3.500%	760,000	765,981
Total			11,472,622
Health Care - Life Care Center 0.7%
Connecticut State Development Authority Revenue Bonds The Elm Park Baptist, Inc. Project Series 2003
12/01/23	5.750%	1,500,000	1,520,595
Health Care - Nursing Home 0.7%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007
08/15/21	5.400%	500,000	494,275
Alzheimers Residence Center, Inc. Project Series 2007
08/15/17	5.200%	970,000	981,514
Total			1,475,789
Health Care - Other 0.1%
Connecticut State Health & Educational Facility Authority Revenue Bonds Village Families & Children Series 2002A (AMBAC)
07/01/23	5.000%	260,000	260,270
Housing - Multi-Family 0.6%
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(a)
12/01/13	5.000%	1,300,000	1,371,682
Housing - Single Family 7.3%
Connecticut Housing Finance Authority Revenue Bonds Housing Mortgage Finance Program Series 2003C-1
11/15/23	4.850%	4,000,000	4,070,720
Series 2003D
11/15/15	4.400%	2,000,000	2,026,060

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Single Family (cont.)
Mortgage Finance Subordinated Series 2005D-1
05/15/17	4.100%	$2,200,000	$2,304,544
Subordinated Series 2008B-1
11/15/23	4.750%	3,000,000	3,136,530
Subordinated Series 2009B-1
11/15/24	4.550%	4,000,000	4,158,800
Total			15,696,654
Industrial-Pollution - PCR 0.2%
Connecticut State Development Authority Revenue Bonds United Illuminating Company Project Series 2009(b)
06/01/26	5.750%	500,000	505,080
Lease 3.7%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009
06/01/22	5.000%	1,035,000	1,087,092
06/01/23	5.000%	1,085,000	1,133,358
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University System Series 2007I (AGM)
11/01/17	5.250%	1,000,000	1,192,120
Puerto Rico Public Finance Corp. Revenue Bonds Commonwealth Appropriations Series 2004A(a)(b)
08/01/27	5.750%	700,000	707,196
State of Connecticut Certificate of Participation Juvenile Training School Series 2001
12/15/14	5.250%	1,565,000	1,589,664
University of Connecticut Revenue Bonds Series 2007A
04/01/24	4.000%	2,100,000	2,181,312
Total			7,890,742
Miscellaneous 2.7%
State of Connecticut Clean Water Fund Prerefunded 10/01/13 Revenue Bonds Revolving Fund Series 2003A
10/01/19	5.000%	4,290,000	4,620,888
Refunding Revenue Bonds Revolving Fund Series 2009C
10/01/18	5.000%	1,000,000	1,212,510
Total			5,833,398
Resource Recovery 0.8%
New Haven Solid Waste Authority Revenue Bonds Series 2008
06/01/23	5.125%	1,520,000	1,640,597

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax 8.5%
State of Connecticut Refunding Revenue Bonds Transportation Infrastructure Series 1992B
09/01/12	6.125%	$145,000	$150,438
Series 1998A (NPFGC/FGIC)
10/01/12	5.500%	3,250,000	3,398,427
Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1
02/01/17	4.250%	3,000,000	3,390,000
02/01/19	5.000%	3,450,000	4,083,075
Revenue Bonds Transportation Infrastructure Series 2009A
12/01/19	4.500%	3,765,000	4,352,302
Special Tax Bonds Transportation Infrastructure Series 2003B (NPFGC/FGIC)
01/01/23	5.000%	800,000	853,608
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(a)
10/01/25	5.000%	2,020,000	2,048,947
Total			18,276,797
School 2.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM)
03/01/26	5.250%	2,770,000	3,213,726
Loomis Chaffe School Series 2005F (AMBAC)
07/01/27	5.250%	1,670,000	2,017,811
Miss Porters School Issue Series 2006B (AMBAC)
07/01/29	4.500%	600,000	606,510
Total			5,838,047
Special District - Assessment 1.5%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A
04/01/22	7.000%	3,000,000	3,169,410
Special Purpose Certificates - General Obligations 18.3%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2002A
08/15/14	5.375%	1,600,000	1,650,752
City of Danbury Unlimited General Obligation Bonds Series 1995
02/01/13	5.625%	200,000	212,596
Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC/FGIC)
08/01/16	4.750%	1,270,000	1,400,442

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations (cont.)
City of Hartford Unlimited General Obligation Bonds Series 2006 (AMBAC)
07/15/22	5.000%	$600,000	$645,228
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC)
09/01/19	5.000%	2,085,000	2,426,273
City of New Britain Unlimited General Obligation Bonds Series 2006 (AMBAC)
04/15/17	5.000%	1,165,000	1,350,852
City of New Haven Unlimited General Obligation Refunding Bonds Series 2008 (AGM)
11/01/18	5.000%	4,260,000	4,847,071
Unrefunded Unlimited General Obligation Bonds Series 2003A (NPFGC/FGIC)
11/01/16	5.250%	1,830,000	1,998,616
City of New London Unlimited General Obligation Refunding Bonds Series 2003C (AMBAC)
02/01/17	5.000%	1,290,000	1,354,797
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B
08/15/17	5.250%	1,125,000	1,355,355
Regional School District No. 15 Limited General Obligation Refunding Bonds Series 2003 (NPFGC/FGIC)
02/01/15	5.000%	1,105,000	1,237,114
02/01/16	5.000%	1,025,000	1,170,150
Town of East Haven Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC)
09/01/15	5.000%	640,000	710,496
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2008
01/01/20	5.000%	1,000,000	1,214,060
01/01/22	5.000%	500,000	614,615
Town of New Milford Unlimited General Obligation Bonds Series 2004 (AMBAC)
01/15/16	5.000%	1,025,000	1,185,310
Town of Newtown Unlimited General Obligation Refunding Bonds Series 2010
07/01/20	4.500%	1,500,000	1,756,635
Town of North Haven Unlimited General Obligation Bonds Series 2007
07/15/24	4.750%	1,150,000	1,382,035
07/15/25	4.750%	1,150,000	1,379,620
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009
09/15/20	5.000%	2,130,000	2,634,384

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations (cont.)
Town of Trumbull Unlimited General Obligation Refunding Bonds Series 2009
09/15/20	4.000%	$575,000	$634,328
09/15/21	4.000%	600,000	653,904
Town of Watertown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC)
08/01/17	5.000%	1,060,000	1,252,793
Series 2009B
07/01/17	5.000%	2,000,000	2,362,780
Town of Weston Unlimited General Obligation Bonds Series 2004
07/15/15	5.250%	1,300,000	1,505,361
Town of Westport Unlimited General Obligation Refunding Bonds Series 2003
08/15/18	5.000%	1,200,000	1,293,720
Town of Windham Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC)
06/15/15	5.000%	785,000	897,538
Total			39,126,825
State 11.7%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10
06/15/18	5.000%	1,755,000	2,051,297
06/15/19	5.000%	1,840,000	2,145,164
State of Connecticut Unlimited General Obligation Bonds Economic Recovery Series 2009A
01/01/16	5.000%	2,000,000	2,304,420
Series 2001 (AGM)
12/15/14	5.500%	1,500,000	1,719,150
Series 2003E
08/15/21	5.000%	1,000,000	1,061,530
Series 2005D (NPFGC/FGIC)
11/15/23	5.000%	4,000,000	4,484,840
Series 2008B
04/15/22	5.000%	5,415,000	6,195,518
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC)
06/01/20	5.250%	600,000	734,526
Series 2006E
12/15/20	5.000%	3,000,000	3,457,680
Unrefunded Unlimited General Obligation Bonds Series 1993E
03/15/12	6.000%	975,000	995,875
Total			25,150,000

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Toll Road 1.8%
Puerto Rico Highway & Transportation Authority(a) Refunding Revenue Bonds Series 2005BB (AGM) 10/04/2005
07/01/22	5.250%	$1,605,000	$1,731,394
Revenue Bonds Series 2002E (AGM)
07/01/17	5.500%	1,870,000	2,066,200
Total			3,797,594
Water & Sewer 2.5%
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC)
08/01/22	5.250%	1,370,000	1,645,534
08/01/23	5.250%	500,000	600,955
South Central Connecticut Regional Water Authority(b) Revenue Bonds 18th Series 2003B (NPFGC)
08/01/29	5.250%	750,000	807,405
State of Connecticut Clean Water Fund Refunding Revenue Bonds Revolving Fund Series 2003B
10/01/12	5.000%	1,000,000	1,043,320
10/01/15	5.000%	1,000,000	1,155,130
Total			5,252,344
Total Municipal Bonds (Cost: $190,989,270)			$201,875,280
		Shares	Value
Money Market Funds 4.8%
Dreyfus Connecticut Municipal Money Market Fund, Inc., 0.000%(c)		5,102,022	$5,102,022
JPMorgan Tax-Free Money Market Fund, 0.010%(c)		5,099,704	5,099,704
Total Money Market Funds (Cost: $10,201,726)			$10,201,726
Total Investments (Cost: $201,190,996)			$212,077,006
Other Assets & Liabilities, Net			1,978,302
Total Net Assets			$214,055,308

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $10,404,993 or 4.86% of net assets.

(b)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2011.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAD  Radian Asset Assurance, Inc.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$201,875,280	$—	$201,875,280
Total Bonds	—	201,875,280	—	201,875,280
Other
Money Market Funds	10,201,726	—	—	10,201,726
Total Other	10,201,726	—	—	10,201,726
Total	$10,201,726	$201,875,280	$—	$212,077,006

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011

Assets
Investments, at value
(identified cost $201,190,996)	$212,077,006
Receivable for:
Investments sold	30,525
Capital shares sold	110,216
Interest	2,596,689
Expense reimbursement due from Investment Manager	4,073
Prepaid expense	2,499
Trustees' deferred compensation plan	25,997
Total assets	214,847,005
Liabilities
Payable for:
Capital shares purchased	59,513
Dividend distributions to shareholders	577,488
Investment management fees	7,021
Distribution fees	776
Transfer agent fees	27,700
Administration fees	1,229
Chief compliance officer expenses	262
Other expenses	91,711
Trustees' deferred compensation plan	25,997
Total liabilities	791,697
Net assets applicable to outstanding capital stock	$214,055,308

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2011

Represented by
Paid-in capital	$202,922,495
Undistributed net investment income	151,243
Accumulated net realized gain	95,560
Unrealized appreciation (depreciation) on:
Investments	10,886,010
Total — representing net assets applicable to outstanding capital stock	$214,055,308
Net assets applicable to outstanding shares
Class A	$9,107,914
Class B	$265,211
Class C	$7,172,163
Class T	$15,109,927
Class Z	$182,400,093
Shares outstanding
Class A	830,409
Class B	24,184
Class C	653,922
Class T	1,377,727
Class Z	16,631,613
Net asset value per share
Class A(a)	$10.97
Class B	$10.97
Class C	$10.97
Class T(a)	$10.97
Class Z	$10.97

(a)  The maximum offering price per share for Class A is $11.34 and Class T is $11.52. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Operations – Columbia Connecticut Intermediate Municipal Bond Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$1,769
Interest	8,567,777
Total income	8,569,546
Expenses:
Investment management fees	945,991
Distribution fees
Class B	6,183
Class C	54,232
Service fees
Class A	26,701
Class B	2,061
Class C	18,079
Shareholder service fee — Class T	22,936
Transfer agent fees
Class A	15,696
Class B	1,565
Class C	11,073
Class T	23,757
Class Z	288,721
Administration fees	152,251
Compensation of board members	41,018
Pricing and bookkeeping fees	47,163
Custodian fees	13,030
Printing and postage fees	52,915
Registration fees	68,372
Professional fees	67,037
Chief compliance officer expenses	883
Other	13,137
Total expenses	1,872,801
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(540,983)
Fees waived by Distributor — Class C	(25,305)
Expense reductions	(148)
Total net expenses	1,306,365
Net investment income	7,263,181
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	786,239
Net realized gain	786,239
Net change in unrealized appreciation (depreciation) on:
Investments	(2,490,968)
Net change in unrealized depreciation	(2,490,968)
Net realized and unrealized loss	(1,704,729)
Net increase in net assets resulting from operations	$5,558,452

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets – Columbia Connecticut Intermediate Municipal Bond Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$7,263,181	$8,078,463
Net realized gain	786,239	291,778
Net change in unrealized appreciation (depreciation)	(2,490,968)	6,931,679
Net increase in net assets resulting from operations	5,558,452	15,301,920
Distributions to shareholders from:
Net investment income
Class A	(328,201)	(353,945)
Class B	(19,318)	(38,882)
Class C	(192,487)	(214,718)
Class T	(483,649)	(536,836)
Class Z	(6,200,831)	(6,921,044)
Total distributions to shareholders	(7,224,486)	(8,065,425)
Increase (decrease) in net assets from share transactions	(31,087,917)	948,570
Total increase (decrease) in net assets	(32,753,951)	8,185,065
Net assets at beginning of year	246,809,259	238,624,194
Net assets at end of year	$214,055,308	$246,809,259
Undistributed net investment income	$151,243	$120,404

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	408,591	4,360,971	303,308	3,283,354
Distributions reinvested	15,452	166,781	18,009	195,913
Redemptions	(635,052)	(6,808,731)	(296,407)	(3,239,906)
Net increase (decrease)	(211,009)	(2,280,979)	24,910	239,361
Class B shares
Subscriptions	1,027	11,102	515	5,604
Distributions reinvested	690	7,414	1,871	20,309
Redemptions	(110,843)	(1,197,295)	(55,775)	(602,226)
Net decrease	(109,126)	(1,178,779)	(53,389)	(576,313)
Class C shares
Subscriptions	117,144	1,264,707	111,049	1,208,515
Distributions reinvested	8,502	91,935	10,357	112,549
Redemptions	(189,406)	(2,027,550)	(156,669)	(1,707,837)
Net decrease	(63,760)	(670,908)	(35,263)	(386,773)
Class T shares
Subscriptions	5,776	62,387	1,816	19,819
Distributions reinvested	23,969	258,920	31,495	342,198
Redemptions	(160,999)	(1,724,529)	(104,602)	(1,146,463)
Net decrease	(131,254)	(1,403,222)	(71,291)	(784,446)
Class Z shares
Subscriptions	1,156,541	12,494,637	2,775,544	30,001,521
Distributions reinvested	20,165	217,720	20,374	221,500
Redemptions	(3,575,202)	(38,266,386)	(2,557,640)	(27,766,280)
Net increase (decrease)	(2,398,496)	(25,554,029)	238,278	2,456,741
Total net increase (decrease)	(2,913,645)	(31,087,917)	103,245	948,570

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$11.00		$10.69		$10.06		$10.62		$10.76
Income from investment operations:
Net investment income	0.33		0.33		0.35		0.37		0.36
Net realized and unrealized gain (loss)	(0.03)		0.31		0.63		(0.55)		(0.15)
Total from investment operations	0.30		0.64		0.98		(0.18)		0.21
Less distributions to shareholders from:
Net investment income	(0.33)		(0.33)		(0.35)		(0.38)		(0.35)
Total distributions to shareholders	(0.33)		(0.33)		(0.35)		(0.38)		(0.35)
Net asset value, end of period	$10.97		$11.00		$10.69		$10.06		$10.62
Total return	2.83%		6.10%		9.87%		(1.80%)		2.03%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.03%		0.94%		0.94%		0.96%		1.06%
Net expenses after fees waived or expenses reimbursed(b)	0.79	%(c)	0.80	%(c)	0.78	%(c)	0.75	%(c)	1.06	%(c)
Net investment income	3.09	%(c)	3.08	%(c)	3.35	%(c)	3.55	%(c)	3.35	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,108		$11,458		$10,863		$12,115		$2,566
Portfolio turnover	6%		10%		12%		4%		10%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$11.00		$10.69		$10.06		$10.62		$10.76
Income from investment operations:
Net investment income	0.25		0.25		0.28		0.30		0.28
Net realized and unrealized gain (loss)	(0.03)		0.31		0.62		(0.56)		(0.15)
Total from investment operations	0.22		0.56		0.90		(0.26)		0.13
Less distributions to shareholders from:
Net investment income	(0.25)		(0.25)		(0.27)		(0.30)		(0.27)
Total distributions to shareholders	(0.25)		(0.25)		(0.27)		(0.30)		(0.27)
Net asset value, end of period	$10.97		$11.00		$10.69		$10.06		$10.62
Total return	2.05%		5.31%		9.05%		(2.52%)		1.27%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.69%		1.69%		1.71%		1.81%
Net expenses after fees waived or expenses reimbursed(b)	1.55	%(c)	1.55	%(c)	1.53	%(c)	1.50	%(c)	1.81	%(c)
Net investment income	2.35	%(c)	2.34	%(c)	2.62	%(c)	2.86	%(c)	2.58	%(c)
Supplemental data
Net assets, end of period (in thousands)	$265		$1,467		$1,995		$2,528		$2,767
Portfolio turnover	6%		10%		12%		4%		10%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$11.00		$10.69		$10.06		$10.62		$10.76
Income from investment operations:
Net investment income	0.29		0.29		0.31		0.34		0.31
Net realized and unrealized gain (loss)	(0.03)		0.31		0.63		(0.56)		(0.14)
Total from investment operations	0.26		0.60		0.94		(0.22)		0.17
Less distributions to shareholders from:
Net investment income	(0.29)		(0.29)		(0.31)		(0.34)		(0.31)
Total distributions to shareholders	(0.29)		(0.29)		(0.31)		(0.34)		(0.31)
Net asset value, end of period	$10.97		$11.00		$10.69		$10.06		$10.62
Total return	2.41%		5.68%		9.43%		(2.18%)		1.63%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.79%		1.69%		1.69%		1.71%		1.81%
Net expenses after fees waived or expenses reimbursed(b)	1.19	%(c)	1.20	%(c)	1.18	%(c)	1.15	%(c)	1.46	%(c)
Net investment income	2.68	%(c)	2.68	%(c)	2.94	%(c)	3.20	%(c)	2.93	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,172		$7,897		$8,047		$6,203		$4,993
Portfolio turnover	6%		10%		12%		4%		10%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$11.00		$10.69		$10.06		$10.62		$10.76
Income from investment operations:
Net investment income	0.34		0.35		0.36		0.39		0.37
Net realized and unrealized gain (loss)	(0.03)		0.30		0.63		(0.56)		(0.15)
Total from investment operations	0.31		0.65		0.99		(0.17)		0.22
Less distributions to shareholders from:
Net investment income	(0.34)		(0.34)		(0.36)		(0.39)		(0.36)
Total distributions to shareholders	(0.34)		(0.34)		(0.36)		(0.39)		(0.36)
Net asset value, end of period	$10.97		$11.00		$10.69		$10.06		$10.62
Total return	2.93%		6.21%		9.98%		(1.68%)		2.14%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.94%		0.84%		0.84%		0.86%		0.96%
Net expenses after fees waived or expenses reimbursed(b)	0.69	%(c)	0.70	%(c)	0.68	%(c)	0.65	%(c)	0.96	%(c)
Net investment income	3.18	%(c)	3.18	%(c)	3.46	%(c)	3.71	%(c)	3.43	%(c)
Supplemental data
Net assets, end of period (in thousands)	$15,110		$16,603		$16,889		$17,461		$19,753
Portfolio turnover	6%		10%		12%		4%		10%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$11.00		$10.69		$10.06		$10.62		$10.76
Income from investment operations:
Net investment income	0.36		0.36		0.38		0.41		0.38
Net realized and unrealized gain (loss)	(0.03)		0.31		0.63		(0.56)		(0.14)
Total from investment operations	0.33		0.67		1.01		(0.15)		0.24
Less distributions to shareholders from:
Net investment income	(0.36)		(0.36)		(0.38)		(0.41)		(0.38)
Total distributions to shareholders	(0.36)		(0.36)		(0.38)		(0.41)		(0.38)
Net asset value, end of period	$10.97		$11.00		$10.69		$10.06		$10.62
Total return	3.08%		6.37%		10.14%		(1.53%)		2.29%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.79%		0.69%		0.69%		0.71%		0.81%
Net expenses after fees waived or expenses reimbursed(b)	0.54	%(c)	0.55	%(c)	0.53	%(c)	0.50	%(c)	0.81	%(c)
Net investment income	3.33	%(c)	3.33	%(c)	3.60	%(c)	3.86	%(c)	3.58	%(c)
Supplemental data
Net assets, end of period (in thousands)	$182,400		$209,384		$200,830		$169,072		$138,817
Portfolio turnover	6%		10%		12%		4%		10%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia Connecticut Intermediate Municipal Bond Fund
October 31, 2011

Note 1. Organization

Columbia Connecticut Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes

22

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

23

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.48% to 0.35% as the Fund's net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended October 31, 2011 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

24

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.19
Class C	0.15
Class T	0.16
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $100.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2011 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $9,598 for Class A and $76 for Class B shares for the year ended October 31, 2011.

25

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class T	0.69
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to differing treatments for discount accretion and/or premium amortization on debt securities. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed net investment income	$(7,856)
Accumulated net realized gain	7,389
Paid-in capital	467

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$7,224,486	$8,065,425
Ordinary Income*	—	—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

26

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$723,521
Undistributed Ordinary Income	—
Undistributed Long-Term Capital Gains	122,275
Net Unrealized Appreciation*	10,919,807

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion and/or premium amortization on debt securities.

At October 31, 2011, the cost of investments for federal income tax purposes was $201,157,199 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,960,933
Unrealized depreciation	(41,126)
Net unrealized appreciation	10,919,807

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $671,353 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,899,064 and $52,279,796, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to

27

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, these credits reduced total expenses by $48.

Note 8. Shareholder Concentration

At October 31, 2011, one shareholder account owned 86.0% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

28

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

29

Columbia Connecticut Intermediate Municipal Bond Fund, October 31, 2011

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Connecticut Intermediate Municipal Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2011, $128,389, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2011, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

37

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Connecticut Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1026 C (12/11)

Columbia Intermediate Municipal Bond Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	30

Statement of Operations	32

Statement of Changes in Net Assets	33

Financial Highlights	35

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	50

Federal Income Tax Information	51

Fund Governance	52

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.43% without sales charge.

■  The fund's return was slightly lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and slightly higher than the average return of its peer group, the Lipper Intermediate Municipal Debt Funds Classification.2

■  Cash and short-term holdings held back results. Bonds rated A and BBB3 were strong contributors to the fund's performance as were hospital and corporate-backed municipal issues.

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds which investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.43%

Class A shares (without sales charge)

+3.89%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	14,564	13,877
Class B	13,633	13,633
Class C	14,187	14,187
Class T	14,630	13,940
Class Z	14,859	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	3.43	0.03	2.76	–0.24	3.22	2.22	3.48	–1.45	3.69
5-year	4.03	3.34	3.36	3.36	3.82	3.82	4.08	3.07	4.25
10-year	3.83	3.33	3.15	3.15	3.56	3.56	3.88	3.38	4.04

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Intermediate Tax-Exempt Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Intermediate Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.60	1,021.58	3.71	3.67	0.72
Class B	1,000.00	1,000.00	1,039.10	1,018.20	7.14	7.07	1.39
Class C	1,000.00	1,000.00	1,041.50	1,020.62	4.68	4.63	0.91
Class T	1,000.00	1,000.00	1,042.90	1,021.83	3.45	3.41	0.67
Class Z	1,000.00	1,000.00	1,044.10	1,022.48	2.78	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	10.56
Class B	10.56
Class C	10.56
Class T	10.56
Class Z	10.57

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.37
Class B	0.30
Class C	0.35
Class T	0.38
Class Z	0.39

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/11 (%)

Class A	1.87
Class B	1.07
Class C	1.82
Class T	1.84
Class Z	2.49

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.43% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index returned 3.89%. The average return of funds in its peer group, the Lipper Intermediate Municipal Debt Funds Classification, was 3.04%. Cash and short-term holdings held back results relative to the benchmark. Bonds rated A and BBB were strong contributors to the fund's performance, as were hospital and corporate-backed tax-exempt issues, helping the fund outperform its peer group.

A volatile year left yields largely unchanged

Early in the period, rising yields pressured prices. Municipal yields followed U.S. Treasury yields higher but retained an advantage on a taxable equivalent basis. Conflicting economic signals, with signs of stronger growth, added to the bearish sentiment. Yields on 10-year AAA municipals rose nearly seven-tenths of a percentage point, and longer-term rates climbed almost a full point. In December 2010, a well-known equity analyst added to the negative market tone by forecasting a wave of municipal defaults, which alarmed bondholders and prompted them to sell municipal bond funds. In fact, the actual number of issues in the investment-grade universe that has defaulted in 2011 has been extremely small. Market observers also anticipated that 2011 would be heavy with new issues supply that would drive prices still lower while yields climbed. But, to the surprise of many, new issuance actually shrank by about 30% from prior year levels.

In the spring of 2011, slowing economic activity combined with the eurozone crisis to spur a flight to quality, particularly to U.S. Treasuries. Redemptions of municipal mutual funds began to abate when attractive yields, ratios and the continued positive revenue turnaround at the state level helped allay investor worries. In the final months of the period, municipal yields declined and prices rose. Individual investors continued to favor municipal bonds with one-to-ten year maturities, and mutual fund flows turned positive. Despite interim volatility, municipal bond yields ended the fund's fiscal year at levels close to where they started one year ago, generating positive returns versus most other asset classes.

Issuers addressed budget shortfalls

State and local governments acted decisively to bring budgets into line through prudent spending decisions that included layoffs, program cuts and postponement of capital outlays. Some states also raised taxes and fees. It is possible that significant changes in public employees' health care contributions and revised pension rules may also reduce the cost to states in the years ahead, relieving some budget pressure.

Lower-rated and corporate-backed issues led fund returns

The fund's performance for the period was solid, exceeding results of its Lipper peer group while slightly lagging the benchmark. Overall, lower-rated, higher-yielding bonds outperformed those of higher quality. Within the fund's benchmark, BBB rated issues delivered higher returns than bonds in the higher rating tiers. Adding to results was heavier exposure to education bonds and hospital issues. An overweight stake compared to the benchmark in A and BBB credits aided performance. Adding some

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Fund lower-rated California issues in the 15- to 20-year maturity range, notably corporate-backed tax-exempt issues and bonds funding essential transportation services, also helped returns. We maintained a below-benchmark stake in pre-refunded bonds, an underperforming sector, which aided relative results. Pre-refunding occurs when an issuer sells a new bond at a lower rate and invests the proceeds in short-term government securities until it can call or pay off the old, higher-rate or pre-refunded bond.

Short maturity holdings and cash equivalents detracted from results. Early in the year, we raised cash to cover potential outflows, given the negative tone and fear in the market. In fact, the fund did not experience any unusual cash flows, but cash equivalents holdings hurt results as money market yields remained extremely low.

We took tax losses in some cases to offset gains and to mitigate the tax impact of gains on fund shareholders. We also decreased the fund's exposure to short-maturity and shorter-call bonds. Our large credit research team, an essential part of our investment process, identified several attractive opportunities in bonds rated single A or lower.

Slow growth, volatile markets could bring opportunities

At the moment, we see good potential for municipal bonds in the eight- to 12-year maturity range. And with the possibility of generally slow but positive growth in upcoming months, the A rated segment continues to offer an attractive yield advantage. We believe the Federal Reserve Board is likely to maintain short-term interest rates at their current low level, suggesting that short-term issues have the potential to be very stable but offer little yield. We do expect volatility to remain high, as negative rating changes have the potential to continue to occur in 2012. We will aim to take advantage of dislocations and weakness where appropriate.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	2.88
Class B	1.65
Class C	2.80
Class T	2.83
Class Z	3.83

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	14.0
AA	45.9
A	28.0
BBB	7.9
BB	0.4
B	0.2
Non-Rated	3.6

Maturity breakdown

as of 10/31/11 (%)

0-1 year	1.7
1-3 years	11.4
3-5 years	13.4
5-7 years	16.7
7-10 years	22.9
10-15 years	25.3
15-20 years	7.2
20-25 years	0.4
Cash Equivalents	1.0

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio of Investments – Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 98.2%
Alabama 0.5%
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A
05/01/19	5.000%	$10,000,000	$11,888,900
Alaska 0.7%
City of Valdez Refunding Revenue Bonds BP Pipelines Project Series 2003B
01/01/21	5.000%	7,000,000	7,863,730
BP Pipelines, Inc. Project Series 2001
01/01/18	5.000%	8,000,000	9,004,640
Total			16,868,370
Arizona 1.8%
Arizona School Facilities Board Certificate of Participation Series 2008
09/01/15	5.500%	7,500,000	8,404,800
City of Tucson Unlimited General Obligation Refunding Bonds Series 1998
07/01/18	5.500%	4,760,000	5,696,292
Maricopa County High School District No. 210-Phoenix Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC)
07/01/15	5.000%	6,300,000	7,131,915
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A
07/01/18	5.000%	3,500,000	3,800,370
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Arizona Public Service Co. Series 2009D(a)
05/01/29	6.000%	10,000,000	10,949,400
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01/01/18	5.000%	500,000	500,935
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A
01/01/22	5.000%	1,000,000	1,150,330
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM)
10/01/18	5.000%	5,000,000	5,702,400
Total			43,336,442

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Arkansas 0.2%
County of Independence Refunding Revenue Bonds Entergy Mississippi, Inc. Project Series 1999 (AMBAC)
07/01/22	4.900%	$4,600,000	$4,734,550
California 11.7%
California Health Facilities Financing Authority Revenue Bonds St. Joseph Health System Series 2009B
07/01/18	5.000%	10,445,000	11,641,579
California Health Facilities Financing Authority(a) Revenue Bonds Catholic Healthcare West Series 2009F
07/01/27	5.000%	3,000,000	3,243,900
California Municipal Finance Authority Revenue Bonds Biola University Series 2008
10/01/23	5.625%	3,000,000	3,170,760
California State Department of Veterans Affairs Revenue Bonds Series 2006A
12/01/23	4.500%	5,000,000	5,024,850
California State Department of Water Resources Revenue Bonds Power Supply Series 2008H
05/01/21	5.000%	5,000,000	5,632,800
05/01/22	5.000%	500,000	558,250
California State Public Works Board Refunding Revenue Bonds Department of Corrections and Rehab Series 2006F (NPFGC/FGIC)
11/01/18	5.250%	4,000,000	4,495,960
Revenue Bonds Department of Corrections Series 2003C
06/01/18	5.500%	1,500,000	1,584,585
Department of Mental Health Coalinga Series 2004A-A
06/01/19	5.500%	2,000,000	2,149,300
Various Capital Projects Series 2011A
10/01/22	5.250%	3,395,000	3,648,776
California State University Revenue Bonds Systemwide Series 2008A (AGM)
11/01/22	5.000%	5,000,000	5,463,950
California Statewide Communities Development Authority Revenue Bonds Proposition 1A Receivables Program Series 2009
06/15/13	5.000%	12,500,000	13,307,500

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
City of Fresno Sewer System Revenue Bonds Series 1993A-1 (AMBAC)
09/01/19	5.250%	$5,000,000	$5,611,800
City of Vernon Revenue Bonds Series 2009A
08/01/21	5.125%	1,000,000	991,220
County of Sacramento Revenue Bonds Series 2009B
07/01/24	5.000%	1,000,000	1,072,770
County of San Bernardino Refunding Certificate of Participation Justice Center/Airport Improvements Series 2002A (NPFGC)
07/01/15	5.000%	1,000,000	1,049,740
Los Angeles County Metropolitan Transportation Authority Refunding Revenue Bonds Proposition A 1st Tier Senior Series 2003A (AGM)
07/01/17	5.000%	6,280,000	6,707,040
07/01/18	5.000%	7,700,000	8,195,803
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2005 Series 2007E (AGM)
07/01/20	5.000%	6,230,000	7,023,391
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(b)
08/01/24	0.000%	5,000,000	2,331,250
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC)
08/01/21	5.250%	5,600,000	6,510,392
Oakland Unified School District Unlimited General Obligation Bonds Election of 2006 Series 2009A
08/01/29	6.125%	14,500,000	15,536,170
Orange County Public Financing Authority Refunding Revenue Bonds Series 2005 (NPFGC)
07/01/16	5.000%	10,000,000	11,440,400
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC)
05/01/29	5.500%	3,000,000	3,118,260
Sacramento Municipal Utility District Refunding Revenue Bonds Series 2005 (AMBAC)
07/01/14	5.250%	6,680,000	7,171,381
San Francisco City & County Airports Commission Revenue Bonds Series 2010A
05/01/29	4.900%	5,000,000	5,158,200

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
San Joaquin Hills Transportation Corridor Agency(b) Refunding Revenue Bonds Capital Appreciation Series 1997A (NPFGC)
01/15/12	0.000%	$7,600,000	$7,524,608
Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity
01/01/25	0.000%	22,405,000	14,541,965
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2005 Series 2006A (NPFGC)(b)
09/01/20	0.000%	9,310,000	6,645,199
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A
11/01/22	5.250%	2,500,000	2,558,775
Windy Point/Flats Project 1 Series 2010
07/01/28	5.000%	10,000,000	10,756,100
Windy Point/Windy Flats Project Series 2010-1
07/01/30	5.000%	15,875,000	16,883,698
State of California Unlimited General Obligation Bonds Various Purpose Series 2011
10/01/19	5.000%	12,000,000	13,566,960
Unlimited General Obligation Bonds Series 2002 (AMBAC)
02/01/18	6.000%	5,000,000	5,922,300
Series 2004
02/01/20	5.000%	750,000	801,675
Series 2004A (NPFGC)
07/01/15	5.000%	5,000,000	5,535,400
Various Purpose Series 2003
11/01/18	5.250%	1,000,000	1,075,530
Series 2009
04/01/22	5.250%	1,000,000	1,103,660
10/01/22	5.250%	25,000,000	27,695,250
Series 2010
03/01/25	5.000%	1,000,000	1,061,480
Unlimited General Obligation Refunding Bonds Series 2005
03/01/17	5.000%	10,000,000	11,066,300
Series 2009A
07/01/20	5.000%	12,500,000	14,301,625
07/01/21	5.250%	1,000,000	1,153,780
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC/FGIC)(b)
08/01/20	0.000%	7,285,000	4,751,568
Total			288,785,900

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Colorado 1.9%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/17	4.800%	$495,000	$429,932
Colorado Department of Transportation Refunding Revenue Bonds Transportation RAN Series 2002B (NPFGC)
06/15/14	5.500%	3,000,000	3,359,040
06/15/15	5.500%	1,000,000	1,153,000
Colorado Health Facilities Authority Revenue Bonds Covenant Retirement Communities, Inc. Series 2005
12/01/18	5.000%	1,000,000	1,002,230
Evangelical Lutheran Series 2005
06/01/23	5.250%	500,000	512,960
Colorado Health Facilities Authority(a) Revenue Bonds Catholic Health Initiatives Series 2008D-3
10/01/38	5.500%	5,000,000	5,797,850
County of Adams Refunding Revenue Bonds Public Service Co. of Colorado Project Series 2005A (NPFGC)
09/01/17	4.375%	11,550,000	11,892,342
E-470 Public Highway Authority(b) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC)
09/01/12	0.000%	5,525,000	5,359,637
Senior Series 2000B (NPFGC)
09/01/18	0.000%	1,500,000	1,028,460
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA)
12/15/15	5.000%	365,000	350,918
12/15/17	5.000%	350,000	325,976
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/14	5.500%	555,000	553,546
Northwest Parkway Public Highway Authority Prerefunded 06/15/16 Revenue Bonds Capital Appreciation Series 2001C (AMBAC)(a)
06/15/21	5.700%	4,000,000	4,730,560
Regional Transportation District Certificate of Participation Series 2010A
06/01/25	5.000%	10,000,000	10,600,800
Total			47,097,251

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Connecticut 0.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds Trinity College Series 1998F (NPFGC)
07/01/21	5.500%	$1,000,000	$1,177,300
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A
04/01/22	7.000%	7,430,000	7,849,572
Total			9,026,872
District of Columbia 1.1%
District of Columbia Water & Sewer Authority Revenue Bonds Series 2009A
10/01/24	5.000%	1,000,000	1,118,430
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C
10/01/25	5.250%	8,920,000	9,773,733
Metropolitan Washington Airports Authority(b) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)
10/01/24	0.000%	20,980,000	10,749,103
10/01/25	0.000%	7,500,000	3,594,750
10/01/26	0.000%	5,000,000	2,209,650
Metropolitan Washington Airports Authority(c) Refunding Revenue Bonds Series 2007A (AMBAC) AMT
10/01/22	4.750%	750,000	782,565
Total			28,228,231
Florida 8.9%
Capital Trust Agency Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d)
07/15/32	7.000%	1,910,000	764,000
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC)
10/01/19	5.500%	1,000,000	1,193,480
City of Gulf Breeze Revenue Bonds Local Government Loan Program Series 1985C (FGIC)
12/01/15	5.000%	1,000,000	1,002,020
City of Hollywood Water & Sewer Improvement Refunding Revenue Bonds Series 2003 (AGM)
10/01/17	5.000%	1,070,000	1,128,850
City of Jacksonville Improvement Refunding Revenue Bonds Local Government Series 2002 (NPFGC/FGIC)
10/01/18	5.375%	1,000,000	1,035,970

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Series 2002 (NPFGC/FGIC)
10/01/18	5.375%	$3,450,000	$3,570,888
10/01/19	5.375%	3,720,000	3,849,493
Revenue Bonds Better Jacksonville Series 2003 (NPFGC)
10/01/19	5.250%	1,080,000	1,147,597
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Accident Investor Series 2008(e)
01/01/19	5.875%	1,875,000	1,945,219
City of Tallahassee Refunding Revenue Bonds Series 2001 (NPFGC/FGIC)
10/01/14	5.500%	1,330,000	1,499,761
10/01/17	5.500%	1,900,000	2,270,823
10/01/18	5.500%	1,000,000	1,206,720
City of Tampa Revenue Bonds Health System Catholic Health East Series 1998A (NPFGC)
11/15/13	5.500%	6,080,000	6,544,208
11/15/14	5.500%	6,000,000	6,585,000
County of Brevard Prerefunded 03/01/12 Revenue Bonds Series 2002 (NPFGC/FGIC)
03/01/14	5.250%	2,000,000	2,033,540
County of Broward Refunding Revenue Bonds Civic Arena Project Series 2006A (AMBAC)
09/01/18	5.000%	2,500,000	2,663,025
County of Escambia Refunding Revenue Bonds Series 2003A
04/01/15	4.700%	500,000	527,710
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM)
10/01/21	5.250%	20,000,000	23,618,200
County of Miami-Dade Revenue Bonds Miami International Airport Series 2010A
10/01/25	5.500%	6,000,000	6,505,260
Series 2004 (NPFGC)
04/01/24	5.000%	2,445,000	2,532,800
Series 2006 (XLCA)
07/01/19	5.000%	5,040,000	5,497,481
County of Osceola Improvement Refunding Revenue Bonds Osceola Parkway Project Series 2004 (NPFGC)
04/01/18	5.000%	1,000,000	1,054,280
Revenue Bonds Series 2002A (NPFGC/FGIC)
10/01/14	5.500%	1,555,000	1,620,512

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
County of Palm Beach Refunding Revenue Bonds Series 2004
08/01/17	5.000%	$1,000,000	$1,099,270
Flagler County School District Certificate of Participation Series 2005A (AGM)
08/01/18	5.000%	2,320,000	2,491,657
Florida Governmental Utility Authority Revenue Bonds Lehigh Utility System Series 2003 (AMBAC)
10/01/17	5.000%	1,180,000	1,231,755
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds Series 2008A
07/01/14	5.000%	15,000,000	16,160,400
Florida Municipal Loan Council Revenue Bonds Series 2005A (NPFGC)
02/01/19	5.000%	1,015,000	1,056,168
Florida Municipal Power Agency Refunding Revenue Bonds Stanton II Project Series 2002 (AMBAC)
10/01/21	5.500%	1,850,000	1,911,753
Florida State Department of General Services Refunding Revenue Bonds Florida Facilities Pool Series 2005A (AMBAC)
09/01/21	5.000%	3,000,000	3,358,260
Hillsborough County Industrial Development Authority Refunding Revenue Bonds Tampa General Hospital Project Series 2003A
10/01/18	5.000%	1,000,000	1,031,260
Revenue Bonds H. Lee Moffitt Cancer Project Series 2002B (AMBAC)
09/01/15	5.500%	2,335,000	2,393,118
Hillsborough County Industrial Development Authority(a) Revenue Bonds Tampa Electric Series 2007B
09/01/25	5.150%	2,000,000	2,145,300
Hillsborough County School Board Certificate of Participation Master Lease Program Series 1998A (NPFGC)
07/01/14	5.500%	2,000,000	2,192,320
JEA Refunding Revenue Bonds Issue 2 Series 2005-21 (NPFGC)
10/01/19	5.000%	1,000,000	1,108,120
Kissimmee Utility Authority Improvement Refunding Revenue Bonds Series 2003 (AGM)
10/01/15	5.250%	2,235,000	2,398,244

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Lake County School Board Certificate of Participation Series 2006C (AMBAC)
06/01/18	5.250%	$1,500,000	$1,676,850
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007
11/15/22	5.000%	7,650,000	6,906,726
Oakmont Grove Community Development District Special Assessment Bonds Series 2007B(d)(f)
05/01/12	5.250%	2,000,000	699,620
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005
07/01/13	5.000%	2,265,000	2,250,210
Revenue Bonds Series 1996A Escrowed to Maturity (NPFGC)
10/01/16	6.250%	4,705,000	5,618,570
Unrefunded Revenue Bonds Series 1996A (NPFGC)
10/01/16	6.250%	1,700,000	1,897,676
Orange County School Board Certificate of Participation Series 2005A (NPFGC)
08/01/18	5.000%	1,000,000	1,075,430
Orlando Utilities Commission Refunding Revenue Bonds Subordinated Series 1989D Escrowed to Maturity
10/01/17	6.750%	1,590,000	1,877,520
Revenue Bonds Series 2005B
10/01/24	5.000%	3,000,000	3,278,040
Parker Road Community Development District Special Assessment Bonds Series 2007B(d)
05/01/15	5.350%	2,000,000	1,141,220
Reedy Creek Improvement District Limited General Obligation Bonds Series 2004A (NPFGC)
06/01/17	5.000%	1,000,000	1,060,330
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/27	5.500%	4,000,000	3,939,080
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(e)(g)
10/01/22	5.750%	2,000,000	1,985,500
Six Mile Creek Community Development District(d) Special Assessment Bonds Series 2007
05/01/17	5.500%	1,465,000	476,433
05/01/22	5.650%	3,000,000	975,630

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
St. Petersburg Health Facilities Authority Revenue Bonds All Childrens Hospital Series 2002 (AMBAC)
11/15/14	5.500%	$1,720,000	$1,780,733
11/15/15	5.500%	1,995,000	2,058,640
State of Florida Refunding Revenue Bonds Environmental Protection-Preservation 2000 Series 1998A (AGM)
07/01/13	6.000%	10,000,000	10,881,800
Unlimited General Obligation Refunding Bonds Public Education Series 2005C
06/01/13	5.000%	11,830,000	12,675,845
Series 2005B
01/01/14	5.000%	17,395,000	19,016,214
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(d)(f)
11/01/10	5.500%	155,000	108,548
Sweetwater Creek Community Development District(d) Special Assessment Bonds Series 2007B-1
05/01/17	5.300%	4,405,000	1,984,497
Series 2007B-2
05/01/13	5.125%	2,550,000	1,148,801
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
10/01/19	5.500%	1,500,000	1,823,520
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC)
10/01/15	5.750%	2,055,000	2,140,652
10/01/20	5.750%	1,000,000	1,073,030
Tolomato Community Development District Special Assessment Bonds Series 2007
05/01/23	6.450%	7,500,000	5,049,150
Village Center Community Development District Revenue Bonds Subordinated Series 2003B
01/01/18	6.350%	1,000,000	1,008,120
Waterset North Community Development District Special Assessment Bonds Series 2007B
11/01/15	6.550%	10,000,000	6,354,800
Total			220,337,647
Georgia 1.0%
City of Atlanta Revenue Bonds Series 1999A (NPFGC/FGIC)
11/01/18	5.500%	15,305,000	18,046,279

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Georgia (cont.)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/30	6.000%	$5,000,000	$5,151,450
Gwinnett County Water & Sewerage Authority Revenue Bonds Series 2008
08/01/19	5.000%	1,000,000	1,189,770
State of Georgia Unlimited General Obligation Bonds Series 2007G
12/01/17	5.000%	500,000	600,830
Total			24,988,329
Hawaii 0.5%
State of Hawaii Unlimited General Obligation Bonds Series 2008DK
05/01/22	5.000%	10,750,000	12,265,857
Illinois 4.3%
Chicago Board of Education Unlimited General Obligation Bonds Chicago School Reform Series 1996 Escrowed to Maturity (NPFGC)
12/01/12	6.250%	2,100,000	2,234,232
Unlimited General Obligation Refunding Bonds Dedicated Revenues Series 2005B (AMBAC)
12/01/21	5.000%	5,825,000	6,186,034
Series 2005A (AMBAC)
12/01/22	5.500%	5,000,000	5,631,100
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5309 Series 2008A
06/01/16	5.000%	2,500,000	2,744,575
Chicago Transit Authority(h) Revenue Bonds Series 2011
12/01/29	5.250%	4,000,000	4,207,720
City of Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B
01/01/17	5.250%	10,000,000	11,273,100
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC/FGIC)
01/01/18	5.250%	7,540,000	8,488,306
Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010
12/01/18	6.125%	3,930,000	4,036,935
County of Cook Unlimited General Obligation Refunding Bonds Series 2010A
11/15/22	5.250%	12,000,000	13,110,120

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A
10/01/17	5.375%	$1,000,000	$1,144,940
10/01/18	5.375%	2,000,000	2,293,580
Illinois Finance Authority(d)(f) Revenue Bonds Monarch Landing, Inc. Facility Series 2007A
12/01/13	5.500%	1,855,578	19
12/01/17	6.000%	3,027,967	30
Sedgebrook, Inc. Facility Series 2007A
11/15/12	5.500%	500,000	5
11/15/16	5.400%	1,648,203	16
11/15/22	5.875%	6,090,550	61
Illinois State Toll Highway Authority Revenue Bonds Senior Priority Series 2006A-1 (AGM)
01/01/18	5.000%	2,000,000	2,231,960
Kendall & Kane Counties Community Unit School District No. 115(b) Unlimited General Obligation Bonds Capital Appreciation Series 2002 Escrowed to Maturity (FGIC)
01/01/17	0.000%	600,000	546,102
Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC/FGIC)
01/01/17	0.000%	3,050,000	2,522,411
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/19	5.000%	5,000,000	5,341,000
06/01/21	5.250%	12,000,000	12,722,640
State of Illinois Revenue Bonds 2nd Series 2002 (NPFGC/FGIC)
06/15/15	5.500%	1,000,000	1,134,730
Unlimited General Obligation Bonds Series 2004 (AMBAC)
11/01/18	5.000%	10,650,000	11,493,480
Series 2005 (AGM)
09/01/17	5.000%	5,000,000	5,426,000
State of Illinois(b) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC)
12/15/17	0.000%	5,540,000	4,366,794
Total			107,135,890
Indiana 1.4%
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02/15/24	5.000%	1,000,000	1,025,280

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Indiana (cont.)
Indiana Power & Light Co. Series 2009B
01/01/16	4.900%	$11,000,000	$11,960,850
Revenue Bonds 1st Lien-CWA Authority Series 2011A
10/01/25	5.250%	1,750,000	1,951,845
2nd Lien-CWA Authority Series 2011B
10/01/23	5.250%	7,035,000	7,945,540
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005
11/15/25	5.250%	10,640,000	10,593,822
Indiana Toll Road Commission Revenue Bonds Series 1980 Escrowed to Maturity
01/01/15	9.000%	1,875,000	2,141,813
Purdue University Revenue Bonds Student Facilities System Series 2009A
07/01/21	5.000%	200,000	232,686
Total			35,851,836
Iowa 0.2%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C
06/01/17	5.000%	730,000	815,622
Iowa Finance Authority Refunding Revenue Bonds Development-Care Initiatives Project Series 2006A
07/01/18	5.250%	2,695,000	2,520,364
Revenue Bonds Iowa State Revolving Fund Series 2008
08/01/20	5.250%	500,000	594,120
Total			3,930,106
Kansas 1.6%
City of Lenexa Improvement Refunding Revenue Bonds Series 2007
05/15/22	5.250%	2,650,000	2,381,290
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A
05/15/24	5.000%	6,000,000	5,340,120
County of Labette Revenue Bonds Capital Accumulator Bonds Series 1982 Escrowed to Maturity(b)
12/01/14	0.000%	2,175,000	2,103,312

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Kansas (cont.)
Kansas Development Finance Authority Revenue Bonds Board of Regents-Scientific Research Series 2003 (AMBAC)
10/01/19	5.000%	$2,000,000	$2,137,780
Kansas State Department of Transportation Revenue Bonds Series 2004A
03/01/18	5.500%	11,775,000	14,460,053
Kansas Turnpike Authority Revenue Bonds Series 2002 (AGM)
09/01/16	5.250%	1,230,000	1,454,082
Leavenworth County Unified School District No. 464 Unlimited General Obligation Improvement Bonds Series 2005A (NPFGC)
09/01/19	5.000%	1,030,000	1,111,782
Washburn University Refunding Revenue Bonds Living Learning Center Project Series 2004 (AMBAC)
07/01/18	5.000%	900,000	925,947
Wyandotte County-Kansas City Unified Government Refunding Revenue Bonds Sales Tax-2nd Lien-Area B Series 2005
12/01/20	5.000%	6,225,000	6,433,475
Wyandotte County-Kansas City Unified Government(b) Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010
06/01/21	0.000%	7,425,000	4,448,763
Total			40,796,604
Kentucky 0.7%
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds Series 2009A
05/15/21	5.000%	7,445,000	8,487,598
05/15/22	5.000%	7,825,000	8,838,337
Total			17,325,935
Louisiana 0.8%
Louisiana Housing Finance Agency Refunding Revenue Bonds Multi-family-Section 8-202 Projects Series 2006A (FHA)
12/01/31	4.750%	1,340,000	1,384,917
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A
05/01/20	5.000%	4,290,000	4,814,581
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06/01/16	5.000%	500,000	532,470

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (cont.)
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/25	6.000%	$4,250,000	$4,563,862
Parish of Morehouse Refunding Revenue Bonds International Paper Co. Project Series 2001A
11/15/13	5.250%	8,525,000	9,008,538
Total			20,304,368
Maryland 0.2%
Maryland State Department of Transportation Revenue Bonds Series 2002
02/01/15	5.500%	3,750,000	4,295,513
Massachusetts 5.2%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C (NPFGC/FGIC)
11/01/14	5.500%	2,000,000	2,275,280
Series 2002D (AMBAC/TCRS/BNY)
08/01/18	5.500%	6,500,000	7,959,510
Limited General Obligation Refunding Bonds Series 2003D
10/01/17	5.500%	5,000,000	6,062,900
Revenue Bonds Consolidated Loan Series 2005A (AGM)
06/01/16	5.500%	13,615,000	16,101,235
Unlimited General Obligation Bonds Consolidated Loan Series 1998C
08/01/17	5.250%	1,775,000	2,122,066
Unlimited General Obligation Refunding Bonds Series 2004C (AGM)
12/01/16	5.500%	10,000,000	11,970,100
Commonwealth of Massachusetts(a) Limited General Obligation Refunding Bonds Series 2007A
11/01/25	0.799%	10,000,000	8,154,900
Unlimited General Obligation Bonds Series 2010A
02/01/14	0.670%	2,000,000	2,001,740
Massachusetts Bay Transportation Authority Revenue Bonds General Transportation System Series 1991 (NPFGC)
03/01/21	7.000%	5,750,000	7,148,802
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007
10/01/17	5.000%	815,000	768,667

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010B AMT(c)
01/01/23	5.500%	$460,000	$478,989
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-1
06/01/24	5.500%	2,670,000	3,276,384
Caregroup Series 2008E-2
07/01/20	5.375%	9,720,000	10,764,414
07/01/22	5.375%	13,345,000	14,506,282
Harvard University Series 2009A
11/15/19	5.250%	1,000,000	1,220,320
Massachusetts Institute of Technology Series 2009O
07/01/26	5.000%	500,000	561,605
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM)
07/01/17	5.000%	8,500,000	9,756,385
Revenue Bonds Series 2010A
07/01/25	5.000%	1,500,000	1,677,585
Massachusetts State Water Pollution Abatement Refunding Revenue Bonds Pool Program Series 2004A
08/01/17	5.250%	2,920,000	3,515,125
Revenue Bonds MWRA Program Subordinated Series 1999A
08/01/19	6.000%	2,500,000	3,184,250
State Revolving Fund Series 2009-14
08/01/24	5.000%	12,530,000	14,640,428
Total			128,146,967
Michigan 2.4%
City of Detroit Sewage Disposal System Prerefunded 07/01/13 Revenue Bonds Senior Lien Series 2003A (AGM)
07/01/14	5.000%	7,180,000	7,710,530
Unrefunded Revenue Bonds Senior Lien Series 2003A (AGM)
07/01/14	5.000%	2,820,000	2,953,640
Detroit City School District Unlimited General Obligation Bonds School Building & Site Improvement Series 2002A (FGIC) (Qualified School Bond Loan Fund)
05/01/19	6.000%	2,000,000	2,280,760
Series 2003B (FGIC) (Qualified School Bond Loan Fund)
05/01/14	5.250%	6,335,000	6,648,076

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Michigan (cont.)
Dickinson County Economic Development Corp. Refunding Revenue Bonds International Paper Company Projects Series 2004A
11/01/18	4.800%	$6,750,000	$6,992,190
Michigan Public Power Agency Refunding Revenue Bonds Belle River Project Series 2002A (NPFGC)
01/01/16	5.250%	1,000,000	1,122,040
Michigan State Building Authority Refunding Revenue Bonds Facilities Program Series 2003I (AGM)
10/15/14	5.250%	10,000,000	10,781,400
Saginaw Hospital Finance Authority Refunding Revenue Bonds Covenant Medical Center Series 2004G
07/01/22	5.125%	10,000,000	10,107,200
State of Michigan Refunding Revenue Bonds Series 1998A
11/01/16	5.500%	2,000,000	2,342,920
Series 2005 (AGM)
11/01/17	5.250%	5,050,000	5,920,620
Unlimited General Obligation Refunding Bonds Series 2001
12/01/15	5.500%	1,250,000	1,442,737
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) AMT(c)
12/01/19	4.750%	750,000	771,030
Total			59,073,143
Minnesota 0.6%
City of Becker Revenue Bonds Northern States Power Series 1993A(a)
09/01/19	8.500%	11,085,000	11,846,318
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007
10/01/17	5.000%	1,000,000	952,670
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/18	6.000%	1,000,000	1,122,440
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/23	5.500%	750,000	793,177

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (cont.)
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	$500,000	$515,775
State of Minnesota Unlimited General Obligation Bonds Series 2008C
08/01/19	5.000%	500,000	606,700
Total			15,837,080
Missouri 1.2%
City of Fenton Refunding Tax Allocation Bonds Gravois Bluffs Redevelopment Project Series 2006
04/01/21	4.500%	680,000	690,010
City of Kansas City Tax Allocation Bonds Maincor Project Series 2007A
03/01/12	5.000%	230,000	231,175
City of St. Louis Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM)
07/01/21	5.000%	7,000,000	7,376,810
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010C-2
11/15/15	7.000%	500,000	501,255
Missouri Highway & Transportation Commission Revenue Bonds 2nd Lien Series 2007
05/01/17	5.000%	1,000,000	1,184,520
Missouri Joint Municipal Electric Utility Commission Revenue Bonds IATAN 2 Project Series 2009A
01/01/17	4.500%	1,000,000	1,100,420
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B
01/01/18	5.250%	7,470,000	9,074,631
Missouri State Health & Educational Facilities Authority Revenue Bonds St. Louis University Series 1998
10/01/16	5.500%	1,000,000	1,187,850
Washington University Series 2001A
06/15/16	5.500%	1,000,000	1,187,760
Series 2008A
03/15/18	5.250%	1,000,000	1,211,900

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Missouri (cont.)
St. Louis County Industrial Development Authority Revenue Bonds St. Andrews Residence for Seniors Series 2007A
12/01/26	6.250%	$7,000,000	$6,803,440
Total			30,549,771
Nebraska 0.1%
Elkhorn School District Unlimited General Obligation Bonds Series 2009
06/15/19	5.375%	500,000	530,330
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC)
04/01/21	5.000%	750,000	860,227
Nebraska Public Power District Revenue Bonds Series 2008B
01/01/20	5.000%	570,000	641,239
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A
07/01/23	5.000%	700,000	793,268
Total			2,825,064
Nevada 1.6%
City of Sparks Revenue Bonds Senior Sales Tax Anticipation Series 2008A(e)
06/15/20	6.500%	4,745,000	4,343,573
Clark County School District Prerefunded 12/15/13 Limited General Obligation Bonds Series 2003D (NPFGC)
06/15/16	5.000%	10,760,000	11,775,744
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A
12/01/28	5.000%	10,740,000	11,346,058
Revenue Bonds System Subordinated Lien Series 2009C (AGM)
07/01/25	5.000%	8,190,000	8,664,775
Las Vegas Redevelopment Agency Refunding Revenue Bonds Subordinated Lien-Freemont Street Project Series 2003A
06/15/13	5.000%	3,685,000	3,828,678
Total			39,958,828
New Hampshire 1.0%
City of Manchester Refunding Revenue Bonds Series 2004 (NPFGC)
06/01/19	5.500%	4,450,000	5,490,722

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Hampshire (cont.)
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. Project Series 2001C (NPFGC)
05/01/21	5.450%	$1,500,000	$1,543,740
New Hampshire Health & Education Facilities Authority Revenue Bonds Southern New Hampshire Medical Center Series 2007A
10/01/23	5.250%	7,000,000	7,297,500
University System Series 2009A
07/01/23	5.000%	8,370,000	9,254,876
Total			23,586,838
New Jersey 5.9%
Bergen County Improvement Authority Revenue Bonds Bergen County Utilities Series 2008
12/15/26	5.000%	500,000	552,680
Camden County Improvement Authority Revenue Bonds County Guaranteed Series 2006A (AMBAC)
09/01/21	4.000%	1,140,000	1,169,845
Cape May County Municipal Utilities Authority Refunding Revenue Bonds Series 2002A (AGM)
01/01/16	5.750%	1,000,000	1,169,250
City of Atlantic City Unlimited General Obligation Bonds Series 2008A
02/15/18	5.500%	500,000	564,105
City of Newark Unlimited General Obligation Refunding Bonds General Improvement Series 2010A
10/01/18	4.000%	1,000,000	1,069,640
City of Summit Unlimited General Obligation Refunding Bonds Series 2001
06/01/16	5.250%	605,000	713,827
County of Atlantic Unlimited General Obligation Refunding Bonds Series 2009
02/01/18	5.000%	500,000	585,615
County of Morris Unlimited General Obligation Bonds Series 2010
02/15/18	5.000%	1,000,000	1,198,580
County of Passaic Unlimited General Obligation Refunding Bonds Series 2003 (AGM)
09/01/16	5.200%	1,500,000	1,711,875
Cumberland County Improvement Authority Revenue Bonds Vineland Local Unit Program Series 2009A
04/15/19	4.000%	750,000	826,402

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
East Orange Board of Educatioin Certificate of Participation Capital Appreciation Series 1998 (AGM)(b)
02/01/18	0.000%	$1,000,000	$775,340
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC)
10/01/26	5.500%	750,000	881,925
Essex County Utilities Authority Refunding Revenue Bonds Series 2009 (AGM)
04/01/20	5.000%	1,000,000	1,096,180
Flemington Raritan Regional Board of Education Unlimited General Obligation Bonds Series 2000 (NPFGC/FGIC)
02/01/15	5.700%	400,000	456,028
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC/FGIC)
03/01/20	5.000%	1,205,000	1,423,756
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM)
10/01/24	5.375%	2,000,000	2,272,420
Jersey City Municipal Utilities Authority Refunding Revenue Bonds Series 2007 (NPFGC/FGIC)
01/01/19	5.250%	1,000,000	1,110,700
Manalapan-Englishtown Regional Board Of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC/FGIC)
12/01/20	5.750%	1,325,000	1,671,355
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Senior Series 2005A
01/01/20	5.000%	815,000	491,950
Street Student Housing Project Series 2004A
08/15/18	5.000%	500,000	520,670
New Jersey Economic Development Authority Refunding Revenue Bonds 1st Mortgage - Winchester Series 2004A
11/01/24	5.750%	400,000	397,760
New Jersey American Water Co. Series 2010A
06/01/23	4.450%	1,000,000	1,058,470
School Facilities-Construction Series 2005K (AMBAC)
12/15/20	5.250%	16,710,000	19,110,893
Series 2009AA
12/15/20	5.250%	1,000,000	1,126,550

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
Revenue Bonds Cigarette Tax Series 2004
06/15/15	5.375%	$4,000,000	$4,273,960
06/15/16	5.500%	5,500,000	5,928,945
06/15/18	5.625%	350,000	350,179
06/15/24	5.500%	750,000	737,903
Liberty State Park Project Series 2005C (AGM)
03/01/19	5.000%	2,000,000	2,209,660
MSU Student Housing Project Series 2010
06/01/21	5.000%	1,000,000	1,008,990
Motor Vehicle Surcharges Series 2004A (NPFGC)
07/01/17	5.250%	1,000,000	1,074,640
Newark Downtown District Management Corp. Series 2007
06/15/27	5.125%	400,000	383,576
New Jersey Economic Development Authority(a) Revenue Bonds School Facilities-Construction Series 2008T-3 (AGM)
09/01/20	5.000%	550,000	600,787
New Jersey Economic Development Authority(b) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC)
07/01/21	0.000%	1,255,000	798,318
New Jersey Educational Facilities Authority Refunding Revenue Bonds Rowan University Series 2008B (AGM)
07/01/23	5.000%	750,000	823,117
Revenue Bonds Drew University Series 2003C (NPFGC/FGIC)
07/01/20	5.250%	1,000,000	1,154,860
Montclair State University Series 2009J
07/01/19	5.000%	455,000	511,497
New Jersey Health Care Facilities Financing Authority Revenue Bonds Children's Specialized Hospital Series 2005A
07/01/18	5.000%	575,000	590,353
Greystone Park Psychiatric Hospital Series 2005 (AMBAC)
09/15/13	5.000%	970,000	1,036,862
South Jersey Hospital Series 2006
07/01/20	5.000%	1,550,000	1,640,334
St. Josephs Healthcare System Series 2008
07/01/18	6.000%	500,000	523,395
New Jersey Higher Education Assistance Authority Refunding Revenue Bonds Series 2010-1A
12/01/25	5.000%	1,000,000	1,032,160

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A
12/01/18	4.300%	$680,000	$729,824
Revenue Bonds Series 2010-2
12/01/18	3.750%	1,000,000	1,035,360
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA
10/01/28	6.375%	460,000	510,591
New Jersey State Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity
01/01/19	6.000%	1,000,000	1,238,990
Series 2009G
01/01/18	5.000%	800,000	917,552
Series 2009H
01/01/20	5.000%	1,000,000	1,130,830
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Series 2002A (AMBAC)
09/15/15	5.500%	7,725,000	8,664,283
Subordinated Series 2005A (NPFGC/FGIC)
09/15/17	5.000%	1,000,000	1,097,930
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM)
12/15/18	5.500%	2,000,000	2,346,000
Series 2003A (AMBAC)
12/15/15	5.500%	4,260,000	4,888,563
Series 2006A
12/15/20	5.250%	1,000,000	1,141,070
12/15/21	5.500%	680,000	789,072
Series 2006A (AGM)
12/15/21	5.500%	4,700,000	5,501,350
12/15/22	5.250%	4,000,000	4,586,120
Series 2010D
12/15/23	5.250%	25,000,000	28,374,250
Newark Housing Authority Revenue Bonds South Ward Police Facility Series 2009 (AGM)
12/01/18	4.500%	600,000	659,970
North Brunswick Township Board of Education Unlimited General Obligation Refunding Bonds Series 2010
07/15/18	4.000%	1,000,000	1,117,910
North Hudson Sewerage Authority Sewer Revenue Refunding Revenue Bonds Series 2006A (NPFGC)
08/01/17	5.125%	600,000	663,444
Ocean County Utilities Authority Refunding Revenue Bonds Series 2001
01/01/18	5.250%	1,000,000	1,007,350

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
Series 2006 (NPFGC)
01/01/15	4.000%	$990,000	$1,077,476
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM)
01/01/28	5.250%	500,000	598,375
Scotch Plains-Fanwood School District Unlimited General Obligation Refunding Bonds Series 2010
07/15/19	4.000%	845,000	946,577
South Jersey Port Corp. Revenue Bonds Marine Terminal Series 2009P-2
01/01/16	4.000%	1,150,000	1,244,357
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2008A
06/15/17	5.000%	715,000	776,576
06/15/21	5.000%	250,000	261,668
06/15/23	5.000%	1,000,000	1,030,790
Series 2009A
06/15/17	5.000%	1,000,000	1,086,120
Tobacco Settlement Financing Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003
06/01/39	6.750%	4,000,000	4,400,680
Toms River Board of Education Unlimited General Obligation Refunding Bonds Regional Schools Series 2007 (NPFGC)
01/15/20	4.500%	500,000	550,205
Total			145,008,635
New Mexico 0.2%
County of Bernalillo Refunding Revenue Bonds Series 1998
04/01/27	5.250%	3,000,000	3,517,560
County of Dona Ana Improvement Refunding Revenue Bonds Subordinated Series 1998 (AMBAC)
06/01/16	5.500%	750,000	810,412
Total			4,327,972
New York 12.8%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A
11/15/16	5.250%	1,750,000	1,890,752
11/15/17	5.250%	1,250,000	1,351,375
City of New York Unlimited General Obligation Bonds Series 2005D
08/01/13	5.000%	4,000,000	4,309,560
Series 2005G
08/01/20	5.000%	10,000,000	11,216,200

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
Series 2007D-1
12/01/21	5.000%	$5,900,000	$6,651,483
Subordinated Series 2008B-1
09/01/22	5.250%	7,200,000	8,227,368
Metropolitan Transportation Authority Revenue Bonds Commuter Facilities Series 1993O Escrowed to Maturity
07/01/17	5.500%	3,000,000	3,559,800
Series 2004A (NPFGC/FGIC)
11/15/16	5.250%	3,000,000	3,512,670
11/15/17	5.250%	4,000,000	4,747,520
Series 2007A (AGM)
11/15/20	5.000%	5,000,000	5,624,350
11/15/21	5.000%	3,000,000	3,348,960
Series 2009A
11/15/26	5.300%	710,000	783,989
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005
08/01/14	5.000%	730,000	779,027
08/01/15	5.000%	545,000	587,537
Nassau County Interim Finance Authority Refunding Revenue Bonds Sales Tax Secured Series 2003B (AMBAC)
11/15/14	5.000%	5,720,000	6,213,407
New York City Industrial Development Agency Revenue Bonds Terminal One Group Association Project Series 2005 AMT(a)(c)
01/01/21	5.500%	500,000	523,995
New York City Municipal Water Finance Authority Prerefunded 06/15/12 Revenue Bonds Series 2002A (AGM)
06/15/16	5.375%	10,000,000	10,318,700
New York City Transitional Finance Authority Prerefunded 02/01/14 Revenue Bonds Future Tax Secured Series 2004
02/01/18	5.250%	1,040,000	1,147,838
Prerefunded 11/15/12 Revenue Bonds Future Tax Secured Series 1998A
11/15/16	5.500%	1,330,000	1,401,461
Revenue Bonds Future Tax Secured Series 2009A
05/01/27	5.000%	10,430,000	11,439,728
Subordinated Series 2007C-1
11/01/20	5.000%	10,300,000	11,796,281
Unrefunded Revenue Bonds Future Tax Secured Series 2004
02/01/18	5.250%	2,460,000	2,678,276

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A
07/01/24	5.000%	$3,500,000	$3,836,630
Revenue Bonds City University System Series 1995A (AMBAC/TCRS)
07/01/16	5.625%	1,250,000	1,351,800
Series 1995A (FGIC)
07/01/16	5.625%	5,000,000	5,503,250
Court Facilities Lease Series 2005A (AMBAC)
05/15/18	5.250%	6,000,000	7,033,440
Mount Sinai School of Medicine Series 2009
07/01/26	5.500%	14,635,000	15,910,148
07/01/27	5.500%	10,675,000	11,525,157
North Shore-Long Island Jewish Health Series 2009A
05/01/30	5.250%	4,750,000	4,865,282
St. Johns University Series 2007C (NPFGC)
07/01/23	5.250%	3,245,000	3,757,970
State University Educational Facilities 3rd General Series 2005A (NPFGC/FGIC)
05/15/17	5.500%	10,000,000	11,810,300
05/15/22	5.500%	6,730,000	8,177,354
Series 1993A
05/15/15	5.250%	5,850,000	6,421,135
Series 1993A (AGM)
05/15/15	5.250%	4,000,000	4,432,440
Upstate Community-State Supported Series 2005B (NPFGC/FGIC)
07/01/21	5.500%	6,345,000	7,614,127
New York State Thruway Authority Revenue Bonds 2nd General Series 2005B (AMBAC)
04/01/20	5.500%	10,840,000	13,145,776
2nd General Series 2007B
04/01/19	5.000%	5,000,000	5,719,800
Local Highway & Bridge Series 2002
04/01/13	5.500%	4,510,000	4,604,124
Series 2007H (NPFGC/FGIC)
01/01/23	5.000%	1,500,000	1,645,545
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/19	5.000%	4,000,000	4,607,800
01/01/20	5.000%	10,460,000	11,863,837
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC)
03/15/20	5.500%	29,450,000	36,040,910

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
Niagara County Industrial Development Agency Refunding Revenue Bonds Series 2001B AMT(a)(c)
11/15/24	5.550%	$8,000,000	$8,087,840
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009
09/01/26	4.750%	1,000,000	1,079,520
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1
06/01/19	5.500%	1,250,000	1,333,012
Triborough Bridge and Tunnel Authority Revenue Bonds Subordinated Series 2008D
11/15/22	5.000%	10,000,000	11,093,700
Triborough Bridge and Tunnel Authority(a) Revenue Bonds General Subordinated Series 2008B-1
11/15/25	5.000%	21,500,000	23,241,715
Total			316,812,889
North Carolina 1.5%
Albemarle Hospital Authority Refunding Revenue Bonds Series 2007
10/01/21	5.250%	3,000,000	2,846,370
10/01/27	5.250%	3,700,000	3,265,398
Cape Fear Public Utility Authority Revenue Bonds Series 2008
08/01/20	5.000%	800,000	924,024
City of Charlotte Revenue Bonds Water & Sewer Series 2008
07/01/26	5.000%	1,250,000	1,396,787
County of Iredell Certificate of Participation Iredell County School Project Series 2008 (AGM)
06/01/17	5.250%	1,710,000	1,986,969
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2008A (AGM)
01/01/19	5.250%	5,415,000	6,177,865
Revenue Bonds Series 2009B
01/01/26	5.000%	17,625,000	18,712,815
North Carolina Medical Care Commission Revenue Bonds Health Care Housing-Arc Projects Series 2004A
10/01/24	5.500%	1,575,000	1,596,483
State of North Carolina Unlimited General Obligation Refunding Bonds Series 2005B
04/01/17	5.000%	1,000,000	1,187,150
Total			38,093,861

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Ohio 2.0%
American Municipal Power, Inc. Revenue Bonds Prairie State Energy Campus Project Series 2008A
02/15/20	5.250%	$4,060,000	$4,605,461
02/15/22	5.250%	9,810,000	10,904,992
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC)
10/01/16	5.500%	7,710,000	8,979,297
County of Hamilton Refunding Revenue Bonds Series 2005A (NPFGC)
12/01/15	5.000%	5,535,000	6,291,192
County of Miami Improvement Refunding Revenue Bonds Upper Valley Medical Center Series 2006
05/15/21	5.250%	500,000	523,355
County of Montgomery Revenue Bonds Catholic Health Initiatives Series 2008D-2(a)
10/01/38	5.250%	8,000,000	8,685,920
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
12/01/19	5.250%	2,250,000	2,724,458
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC/FGIC)
02/15/21	5.500%	2,000,000	2,435,060
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011(h)
01/01/25	5.000%	3,750,000	4,005,525
Total			49,155,260
Oklahoma 0.2%
Chickasawa Nation Revenue Bonds Health System Series 2007(e)
12/01/17	5.375%	3,360,000	3,584,818
Cleveland County Justice Authority Revenue Bonds Detention Facility Project Series 2009A
03/01/15	5.000%	1,260,000	1,366,999
Total			4,951,817
Oregon 0.2%
Oregon State Department of Administrative Services Revenue Bonds Series 2009A
04/01/24	5.250%	1,000,000	1,161,220

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Oregon (cont.)
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
06/15/17	5.500%	$2,500,000	$2,989,200
Total			4,150,420
Pennsylvania 3.1%
City of Philadelphia Unlimited General Obligation Bonds Series 2011
08/01/19	5.250%	3,795,000	4,210,363
Commonwealth of Pennsylvania Unlimited General Obligation Refunding Bonds Series 2002
02/01/15	5.500%	3,000,000	3,438,480
Series 2004 (AGM)
07/01/18	5.375%	12,000,000	14,607,600
Series 2004 (NPFGC)
07/01/16	5.375%	10,000,000	11,834,200
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC/FGIC)(b)
12/01/18	0.000%	1,000,000	742,490
Delaware Valley Regioinal Financial Authority Revenue Bonds Series 1997B (AMBAC)
07/01/17	5.600%	2,000,000	2,217,880
Series 2002
07/01/17	5.750%	2,000,000	2,233,200
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(b)
09/01/21	0.000%	2,210,000	1,658,627
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A
08/15/20	5.000%	3,480,000	3,629,188
08/15/21	5.125%	3,715,000	3,871,550
08/15/22	5.250%	1,965,000	2,042,441
Pennsylvania Turnpike Commission Revenue Bonds Subordinated Series 2011A
12/01/31	5.625%	8,150,000	8,795,561
Pennsylvania Turnpike Commission(a) Revenue Bonds Capital Appreciation Subordinated Series 2010B-2
12/01/24	0.000%	20,000,000	17,348,800
Total			76,630,380
Puerto Rico 1.4%
Commonwealth of Puerto Rico(g) Unlimited General Obligation Bonds Series 1997 (NPFGC)
07/01/15	6.500%	4,190,000	4,691,669

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (cont.)
Unlimited General Obligation Public Improvement Bonds Series 2006B
07/01/16	5.250%	$5,000,000	$5,403,650
Unlimited General Obligation Refunding Public Improvement Bonds Series 2001A
07/01/13	5.500%	6,395,000	6,788,228
Puerto Rico Electric Power Authority(g) Refunding Revenue Bonds Series 2002KK (AGM)
07/01/15	5.500%	10,000,000	11,080,000
Revenue Bonds Series 1997BB (NPFGC)
07/01/12	6.000%	3,000,000	3,099,060
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005L (CIFG/TCRS/AGM)(g)
07/01/18	5.250%	2,000,000	2,187,120
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(g)
12/01/13	5.000%	1,200,000	1,266,168
Total			34,515,895
Rhode Island 3.5%
City of Cranston Unlimited General Obligation Bonds Series 2008 (AGM)
07/01/26	4.750%	900,000	949,896
07/01/27	4.750%	945,000	991,144
Unlimited General Obligation Refunding Bonds Series 2005 (AMBAC)
07/15/15	5.000%	2,280,000	2,578,429
City of Newport Unlimited General Obligation Refunding Bonds Series 2010
11/01/19	5.000%	650,000	777,836
City of Providence Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)
01/15/13	5.500%	1,890,000	1,973,481
Kent County Water Authority Revenue Bonds Series 2002A (NPFGC)
07/15/15	5.000%	750,000	772,643
07/15/16	5.000%	1,265,000	1,302,102
Providence Housing Authority Revenue Bonds Capital Fund Series 2008
09/01/24	5.000%	565,000	607,200
09/01/26	5.000%	310,000	326,216
09/01/27	5.000%	690,000	719,918
Rhode Island Clean Water Finance Agency Revenue Bonds Revolving Fund-Pooled Loan Series 2009A
10/01/25	5.000%	720,000	829,274

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (cont.)
Revolving Fund-Pooled Loan Association Series 2004A
10/01/23	4.750%	$1,000,000	$1,055,030
Safe Drinking Water Revolving Fund Series 2004A
10/01/18	5.000%	1,000,000	1,106,550
Water Pollution Control Revolving Fund Series 2007
10/01/21	4.750%	1,000,000	1,126,120
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2005A (AGM)
05/15/21	5.000%	4,500,000	4,889,970
05/15/22	5.000%	3,525,000	3,857,231
05/15/23	5.000%	5,905,000	6,423,636
Rhode Island Depositors Economic Protection Corp. Prerefunded 08/01/13 Revenue Bonds Series 1993A (AGM)
08/01/14	5.750%	2,105,000	2,292,766
Revenue Bonds Series 1993A Escrowed to Maturity (AGM)
08/01/21	5.750%	2,165,000	2,733,789
Rhode Island Economic Development Corp. Revenue Bonds Department of Transportation Series 2006A (AMBAC)
06/15/22	5.000%	1,000,000	1,056,860
East Greenwich Free Library Association Series 2004
06/15/14	4.500%	170,000	170,158
06/15/24	5.750%	415,000	411,593
Grant Anticipation-Department of Transportation Series 2003A (AGM)
06/15/14	5.000%	2,225,000	2,377,057
Series 2009A (AGM)
06/15/21	5.250%	2,000,000	2,302,300
Providence Place Mall Series 2000
07/01/20	6.125%	1,700,000	1,662,362
Series 2008C (AGM)
07/01/17	5.000%	2,245,000	2,493,971
Rhode Island Health & Educational Building Corp. Refunding Revenue Bonds Higher Education-Johnson & Wales Series 2003 (XLCA)
04/01/15	5.250%	1,500,000	1,531,545
04/01/16	5.250%	1,485,000	1,508,834
Hospital Financing-Lifespan Obligation Series 2006A (AGM)
05/15/26	5.000%	2,000,000	2,071,320
University of Rhode Island Series 2008A
09/15/28	6.500%	3,000,000	3,360,510
Revenue Bonds Bond Financing Program Series 2009
05/15/25	5.000%	1,515,000	1,663,364

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (cont.)
Brown University Series 2007
09/01/18	5.000%	$1,000,000	$1,172,790
Higher Education Facility Series 2003A (AMBAC)
09/15/13	5.000%	710,000	741,290
Series 2004A (AMBAC)
09/15/20	5.250%	1,020,000	1,084,433
Series 2004D (XLCA)
08/15/16	5.500%	1,340,000	1,451,662
08/15/17	5.500%	1,345,000	1,445,418
Higher Education-Johnson & Wales Series 1999 (NPFGC)
04/01/15	5.500%	1,000,000	1,100,150
04/01/17	5.500%	1,000,000	1,123,460
04/01/18	5.500%	1,420,000	1,600,596
Higher Educational-Providence College Series 2003A (XLCA)
11/01/24	5.000%	2,000,000	2,048,820
Hospital Financing-Lifespan Obligation Series 2009A (AGM)
05/15/27	6.125%	400,000	445,212
05/15/30	6.250%	500,000	546,385
New England Institute of Technology Series 2010
03/01/24	5.000%	1,145,000	1,223,730
Providence Public Schools Financing Program Series 2006A (AGM)
05/15/23	5.000%	2,000,000	2,071,140
Series 2007A (AGM)
05/15/22	5.000%	2,000,000	2,096,120
Series 2007C (AGM)
05/15/21	5.000%	1,500,000	1,582,455
Public Schools Financing Program Series 2007B (AMBAC)
05/15/19	4.250%	250,000	212,543
Times2 Academy Series 2004
12/15/24	5.000%	1,500,000	1,511,550
University of Rhode Island Series 2009A (AGM)
09/15/24	4.750%	1,000,000	1,070,470
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A
12/01/20	4.600%	885,000	921,736
State of Rhode Island Certificate of Participation Lease-Training School Project Series 2005A (NPFGC)
10/01/19	5.000%	1,200,000	1,289,280
Unlimited General Obligation Bonds Consolidated Capital Development Loan Series 2006C (NPFGC)
11/15/18	5.000%	1,000,000	1,132,490

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (cont.)
Unlimited General Obligation Refunding Bonds Consolidated Capital Development Loan Series 2005A (AGM)
08/01/17	5.000%	$2,000,000	$2,249,300
Series 2006A (AGM)
08/01/20	4.500%	1,750,000	1,882,195
Town of Coventry Prerefunded 06/15/12 Unlimited General Obligation Bonds Series 2002 (AMBAC)
06/15/22	5.000%	750,000	779,595
Town of Johnston Unlimited General Obligation Bonds Various Purpose Series 2004 (XLCA)
06/01/20	5.250%	555,000	575,185
Total			87,281,110
South Carolina 1.2%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2003
12/01/18	5.250%	1,000,000	1,068,180
12/01/28	5.000%	7,205,000	7,311,418
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/24	5.250%	10,000,000	10,817,600
Dorchester County School District No. 2 Revenue Bonds Growth Remedy Opportunity Tax Hike Series 2004
12/01/17	5.250%	2,000,000	2,154,840
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005
12/01/18	5.500%	5,000,000	6,015,950
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005
12/01/19	5.250%	1,500,000	1,593,270
Total			28,961,258
Tennessee 0.7%
Blount County Public Building Authority Revenue Bonds Local Government Public Improvement Bonds Series 2004B-5-A (NPFGC/FGIC)
06/01/16	5.000%	1,075,000	1,135,028
City of Chattanooga Unlimited General Obligation Refunding Bonds Series 2005A (AGM)
09/01/14	5.000%	4,150,000	4,648,830

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (cont.)
County of Overton Unlimited General Obligation Refunding Bonds School Series 2004 (NPFGC)
04/01/16	5.000%	$1,000,000	$1,092,850
Memphis-Shelby County Airport Authority Refunding Revenue Bonds Federal Express Corp. Series 1997
09/01/12	5.350%	3,530,000	3,637,524
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Improvement Refunding Revenue Bonds Meharry Medical College Series 1996 (AMBAC)
12/01/16	6.000%	3,800,000	4,146,332
Metropolitan Government of Nashville & Davidson County Refunding Revenue Bonds Series 1998B
05/15/13	5.500%	3,000,000	3,230,280
Total			17,890,844
Texas 9.7%
Aldine Independent School District Unlimited General Obligation Refunding Bonds Series 2005 (Permanent School Fund Guarantee)
02/15/15	5.250%	1,655,000	1,813,350
Barbers Hill Independent School District Unlimited General Obligation Refunding Bonds Series 2003 (Permanent School Fund Guarantee)
02/15/22	5.000%	1,030,000	1,075,959
Brownwood Independent School District Unlimited General Obligation Refunding Bonds School Building Series 2005 (NPFGC/FGIC)
02/15/17	5.250%	1,310,000	1,437,974
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010
01/01/19	5.750%	750,000	806,835
01/01/20	5.750%	1,250,000	1,341,575
Series 2011
01/01/31	5.750%	10,300,000	10,379,310
City of Austin Electric Utility Refunding Revenue Bonds Series 2002A (AMBAC)
11/15/13	5.500%	2,000,000	2,189,120
City of Austin Refunding Revenue Bonds Subordinated Lien Series 1998 (NPFGC)
05/15/18	5.250%	1,100,000	1,280,059
City of Corpus Christi Limited General Obligation Bonds Hotel Occupancy Certificates Obligation Series 2002 (AGM)
09/01/15	5.500%	1,655,000	1,721,481

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Refunding Revenue Bonds Series 2005A (AMBAC)
07/15/19	5.000%	$2,000,000	$2,169,180
City of El Paso Limited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
08/15/14	5.250%	2,000,000	2,237,580
City of Houston Utility System Refunding Revenue Bonds 1st Lien Series 2004A (NPFGC/FGIC)
05/15/24	5.250%	5,000,000	5,415,800
City of Houston Limited General Obligation Bonds Series 2005E (AMBAC)
03/01/20	5.000%	2,525,000	2,736,544
Prerefunded 12/01/11 Revenue Bonds Series 2001A (AGM)
12/01/17	5.500%	4,720,000	4,740,815
Revenue Bonds Subordinated Lien Series 2002 (AGM)
07/01/27	5.000%	5,000,000	5,041,150
City of Houston(b) Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)
09/01/17	0.000%	2,000,000	1,572,080
City of Irving Prerefunded 11/15/15 Limited General Obligation Bonds Improvement Series 2005A
11/15/18	5.000%	1,075,000	1,245,162
Unrefunded Limited General Obligation Bonds Improvement Series 2005A
11/15/18	5.000%	925,000	1,038,303
City of Laredo Limited General Obligation Refunding Bonds Series 2005 (AMBAC)
08/15/20	5.000%	1,065,000	1,147,239
City of McKinney Limited General Obligation Bonds Waterworks & Sewer System Series 2005 (NPFGC/FGIC)
08/15/17	5.250%	1,125,000	1,264,219
City of San Antonio Refunding Revenue Bonds Series 2005
02/01/18	5.000%	10,000,000	11,076,000
System Series 2002
02/01/14	5.375%	2,500,000	2,761,975
City of West University Place Limited General Obligation Refunding Bonds Permanent Improvement Series 2002
02/01/15	5.500%	645,000	652,901

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Conroe Independent School District Prerefunded 02/15/15 Unlimited General Obligation Bonds Schoolhouse Series 2005C (Permanent School Fund Guarantee)
02/15/19	5.000%	$1,650,000	$1,871,199
Unlimited General Obligation Bonds School Building Series 2009A
02/15/25	5.250%	1,135,000	1,275,888
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC)
09/01/14	5.500%	2,065,000	2,204,181
09/01/18	5.500%	1,250,000	1,331,538
County of Williamson Unlimited General Obligation Bonds Series 2005 (NPFGC)
02/15/16	5.000%	1,985,000	2,221,016
Dallas County Community College District Limited General Obligation Bonds Series 2009
02/15/20	5.000%	750,000	895,425
Dickinson Independent School District Unlimited General Obligation Bonds Series 2006 (Permanent School Fund Guarantee)
02/15/20	5.000%	2,405,000	2,729,747
Dripping Springs Independent School District Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee)
02/15/26	5.000%	1,000,000	1,127,850
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(b)
02/15/22	0.000%	2,000,000	1,444,160
Gulf Coast Waste Disposal Authority(a) Revenue Bonds BP Products North America Series 2007
01/01/42	2.300%	3,350,000	3,405,141
Gulf Coast Waste Disposal Authority(c) Refunding Revenue Bonds Series 2002A AMT
08/01/24	6.100%	5,750,000	5,910,310
Harris County Flood Control District Limited General Obligation Bonds Improvement Series 2006
10/01/29	4.750%	10,000,000	10,426,700
Harris County Health Facilities Development Corp. Revenue Bonds Memorial Hospital System Project Series 1997A (NPFGC)
06/01/13	6.000%	2,170,000	2,312,591

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008
05/01/18	4.700%	$12,000,000	$12,918,120
Houston Area Water Corp. Prerefunded 03/01/12 Revenue Bonds Northeast Water Purification Project Series 2002 (FGIC)
03/01/18	5.500%	3,000,000	3,052,800
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A
05/15/31	6.500%	1,000,000	1,061,990
Houston Independent School District Limited General Obligation Refunding Bonds Limited Tax Series 2007 (Permanent School Fund Guarantee)
02/15/25	4.500%	5,000,000	5,280,350
La Joya Independent School District Unlimited General Obligation Refunding Bonds Series 2005 (Permanent School Fund Guarantee)
02/15/20	5.000%	1,000,000	1,106,310
La Marque Independent School District Unlimited General Obligation Refunding Bonds Series 2003 (Permanent School Fund Guarantee)
02/15/21	5.000%	1,740,000	1,823,816
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009
08/15/21	5.000%	1,000,000	1,185,660
Lower Colorado River Authority Refunding Revenue Bonds 5th Supplemental Series 1993 Escrowed to Maturity
01/01/16	5.375%	2,100,000	2,453,388
LCRA Transmission Services Corp. Project Series 2011
05/15/27	5.000%	11,195,000	11,938,124
North Central Texas Health Facility Development Corp. Revenue Bonds Hospital-Presbyterian Healthcare Series 1996B Escrowed to Maturity (NPFGC)
06/01/16	5.500%	9,825,000	11,145,971
North Harris County Regional Water Authority Revenue Bonds Senior Lien Series 2008
12/15/20	5.250%	4,415,000	5,043,343
North Texas Tollway Authority Refunding Revenue Bonds System-1st Tier Series 2008A
01/01/22	6.000%	14,000,000	15,850,800

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
North Texas Tollway Authority(a) Refunding Revenue Bonds System-1st Tier Series 2008E-3
01/01/38	5.750%	$9,350,000	$10,668,350
SA Energy Acquisition Public Facility Corp. Revenue Bonds Gas Supply Series 2007
08/01/16	5.250%	4,450,000	4,700,980
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2002
10/01/16	6.000%	3,000,000	3,082,890
10/01/21	6.000%	2,725,000	2,773,151
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08/15/20	5.125%	2,000,000	2,022,420
08/15/24	5.750%	1,590,000	1,625,044
Southwest Higher Education Authority, Inc. Revenue Bonds Southern Methodist University Project Series 2009
10/01/26	5.000%	1,000,000	1,070,760
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee)
08/15/21	5.000%	750,000	863,048
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007
05/15/27	5.125%	3,750,000	3,471,262
Buckner Retirement Services, Inc. Project Series 2007
11/15/11	5.000%	750,000	750,955
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990
10/01/20	7.375%	3,000,000	3,781,260
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds Senior Lien Series 2006A
12/15/12	5.000%	5,500,000	5,750,525
Texas Public Finance Authority Revenue Bonds Stephen F. Austin State University Financing Series 2005 (NPFGC)
10/15/19	5.000%	2,000,000	2,171,620

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Trinity River Authority Improvement Refunding Revenue Bonds Tarrant County Water Project Series 2005 (NPFGC)
02/01/17	5.000%	$1,000,000	$1,116,130
02/01/18	5.000%	1,000,000	1,113,430
University of Houston Refunding Revenue Bonds Series 2009
02/15/21	5.000%	1,000,000	1,144,030
University of Texas System Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D
08/15/18	5.000%	8,455,000	9,965,824
Refunding Revenue Bonds Financing System Series 2004A
08/15/17	5.250%	2,000,000	2,398,480
Unrefunded Revenue Bonds Financing System Series 2006D
08/15/18	5.000%	1,545,000	1,796,202
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/22	5.000%	750,000	768,015
West Harris County Regional Water Authority Revenue Bonds Series 2009
12/15/25	5.000%	1,000,000	1,078,790
White Settlement Independent School District Unlimited General Obligation Refunding Bonds Series 2003 (Permanent School Fund Guarantee)
08/15/19	5.375%	1,910,000	2,053,861
Total			239,328,056
Utah 0.9%
Intermountain Power Agency Refunding Revenue Bonds Subordinated Series 2007A (AMBAC)
07/01/17	5.000%	15,000,000	17,325,150
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM)
05/15/14	5.500%	5,000,000	5,583,550
Total			22,908,700
Virginia 1.4%
Augusta County Industrial Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003
09/01/18	5.250%	1,500,000	1,689,285
Peninsula Town Center Community Development Authority Revenue Bonds Series 2007
09/01/24	6.250%	2,363,000	2,374,201

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Virginia (cont.)
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2009A
09/01/24	5.000%	$1,000,000	$1,127,970
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Resolution Series 2005B
08/01/16	5.250%	13,995,000	16,521,097
Revenue Bonds School Financing 1997 Resolution Series 2005C
08/01/16	5.000%	6,285,000	7,147,176
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009
10/01/22	5.000%	500,000	591,235
Subordinated Series 2008
10/01/19	5.000%	1,000,000	1,189,670
Subordinated Revenue Bonds Clean Water State Revolving Fund Series 2007
10/01/17	5.000%	3,760,000	4,490,606
Total			35,131,240
Washington 1.5%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)(b)
12/01/16	0.000%	1,000,000	895,910
Energy Northwest Refunding Revenue Bonds Project No.1 Series 2002A (NPFGC)
07/01/16	5.500%	4,675,000	4,829,369
Revenue Bonds Columbia Generating Station Series 2007D
07/01/22	5.000%	1,000,000	1,115,610
State of Washington Prerefunded 01/01/12 Limited General Obligation Bonds Various Purpose Series 2002R-03A (NPFGC)
01/01/18	5.000%	6,485,000	6,532,405
Unlimited General Obligation Bonds Motor Vehicle Fuel Series 2010B
08/01/26	5.000%	18,270,000	20,969,758
Series 2007A
07/01/21	5.000%	700,000	792,099
Series 2008D
01/01/20	5.000%	1,000,000	1,151,270
Total			36,286,421

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
West Virginia 0.5%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co. Amos Series 2008C(a)
05/01/19	4.850%	$6,500,000	$6,855,420
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity
09/01/23	6.500%	3,980,000	5,168,906
Total			12,024,326
Wisconsin 1.5%
City of Sheboygan Refunding Revenue Bonds Wisconsin Power Series 2006 (FGIC)
09/01/15	5.000%	5,600,000	6,228,432
State of Wisconsin Revenue Bonds Series 2009A
05/01/22	5.000%	1,000,000	1,130,850
05/01/23	5.125%	14,000,000	15,821,260
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08/15/23	5.125%	13,065,000	13,068,397
Revenue Bonds St. John's Communities, Inc. Series 2009C-2
09/15/14	5.400%	500,000	500,185
Total			36,749,124
Total Municipal Bonds (Cost: $2,301,700,043)			$2,427,384,500

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes 0.1%
Colorado 0.1%
Colorado Educational & Cultural Facilities Authority Revenue Bonds Flying J Ranch LLC VRDN Series 2006 (U.S. Bank)(a)(i)
03/01/36	0.130%	$800,000	$800,000
Missouri —%
Missouri State Health & Educational Facilities Authority Revenue Bonds St. Louis University VRDN Series 2008A-2 (Wells Fargo Bank)(a)(i)
10/01/35	0.090%	700,000	700,000
Total Floating Rate Notes (Cost: $1,500,000)			$1,500,000
		Shares	Value
Money Market Funds 1.0%
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(j)		9,917,590	$9,917,590
JPMorgan Tax-Free Money Market Fund, 0.010%(j)		15,240,894	15,240,894
Total Money Market Funds (Cost: $25,158,484)			$25,158,484
Total Investments (Cost: $2,328,358,527)			$2,454,042,984
Other Assets & Liabilities, Net			17,176,318
Total Net Assets			$2,471,219,302

Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(b)  Zero coupon bond.

(c)  At October 31, 2011, the value of securities subject to alternative minimum tax represented 0.67% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2011 was $7,298,880, representing 0.30% of net assets. Information concerning such security holdings at October 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Capital Trust Agency Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 7.000% 07/15/32	07/23/08	$1,910,000
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.500% 11/15/12	08/17/07	356,470

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.400% 11/15/16	08/22/07	$1,534,079
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.875% 11/15/22	08/09/07	5,854,379
Illinois Finance Authority Revenue Bonds Monarch Landing, Inc. Facility Series 2007A 5.500% 12/01/13	12/20/07	1,809,764
Illinois Finance Authority Revenue Bonds Monarch Landing, Inc. Facility Series 2007A 6.000% 12/01/17	12/10/07	2,961,472
Oakmont Grove Community Development District Special Assessment Bonds Series 2007B 5.250% 05/01/12	04/19/07 - 04/25/07	2,007,500
Parker Road Community Development District Special Assessment Bonds Series 2007B 5.350% 05/01/15	05/25/07	2,000,000
Six Mile Creek Community Development District Special Assessment Bonds Series 2007 5.500% 05/01/17	06/25/07	1,462,657
Six Mile Creek Community Development District Special Assessment Bonds Series 2007 5.650% 05/01/22	06/25/07 - 05/01/08	2,746,996
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 5.500% 11/01/10	10/23/03	154,112
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007B-1 5.300% 05/01/17	04/26/07 - 04/03/08	4,299,141
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007B-2 5.125% 05/01/13	04/26/07 - 06/25/07	2,542,218

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $11,859,110 or 0.48% of net assets.

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2011, the value of these securities amounted to $808,299, which represents 0.03% of net assets.

(g)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $36,501,395 or 1.48% of net assets.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011

Notes to Portfolio of Investments (continued)

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(j)  The rate shown is the seven-day current annualized yield at October 31, 2011.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Municipal Bond Fund

October 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$2,427,384,500	$—	$2,427,384,500
Total Bonds	—	2,427,384,500	—	2,427,384,500
Short-Term Securities
Floating Rate Notes	—	1,500,000	—	1,500,000
Total Short-Term Securities	—	1,500,000	—	1,500,000
Other
Money Market Funds	25,158,484	—	—	25,158,484
Total Other	25,158,484	—	—	25,158,484
Total	$25,158,484	$2,428,884,500	$—	$2,454,042,984

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Intermediate Municipal Bond Fund

October 31, 2011

Assets
Investments, at value
(identified cost $2,328,358,527)	$2,454,042,984
Receivable for:
Investments sold	97,461
Capital shares sold	5,138,683
Interest	34,764,449
Expense reimbursement due from Investment Manager	35,826
Prepaid expense	21,270
Trustees' deferred compensation plan	172,625
Total assets	2,494,273,298
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,151,128
Capital shares purchased	6,216,417
Dividend distributions to shareholders	7,509,982
Investment management fees	79,050
Distribution and service fees	4,647
Transfer agent fees	465,708
Administration fees	12,764
Chief compliance officer expenses	1,370
Other expenses	440,305
Trustees' deferred compensation plan	172,625
Total liabilities	23,053,996
Net assets applicable to outstanding capital stock	$2,471,219,302

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Intermediate Municipal Bond Fund

October 31, 2011

Represented by
Paid-in capital	$2,344,974,192
Undistributed net investment income	1,966,067
Accumulated net realized loss	(1,405,414)
Unrealized appreciation (depreciation) on:
Investments	125,684,457
Total — representing net assets applicable to outstanding capital stock	$2,471,219,302
Net assets applicable to outstanding shares
Class A	$187,354,849
Class B	$2,494,438
Class C	$35,541,124
Class T	$19,779,799
Class Z	$2,226,049,092
Shares outstanding
Class A	17,737,608
Class B	236,221
Class C	3,364,348
Class T	1,872,746
Class Z	210,664,173
Net asset value per share
Class A(a)	$10.56
Class B	$10.56
Class C	$10.56
Class T(a)	$10.56
Class Z	$10.57

(a)  The maximum offering price per share for Class A and Class T is $10.91 and $11.09, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Intermediate Municipal Bond Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$16,125
Interest	101,377,285
Total income	101,393,410
Expenses:
Investment management fees	9,448,247
Distribution fees
Class B	16,493
Class C	172,675
Service fees
Class A	256,275
Class B	5,075
Class C	53,134
Shareholder service fee — Class T	21,004
Transfer agent fees
Class A	222,413
Class B	4,494
Class C	46,841
Class T	24,581
Class Z	3,787,885
Administration fees	1,527,709
Compensation of board members	138,938
Pricing and bookkeeping fees	107,575
Custodian fees	57,812
Printing and postage fees	102,594
Registration fees	76,808
Professional fees	117,636
Chief compliance officer expenses	3,097
Other	89,604
Total expenses	16,280,890
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,892,900)
Fees waived by distributor — Class C	(119,542)
Expense reductions	(1,106)
Total net expenses	13,267,342
Net investment income	88,126,068
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,995,080
Net realized gain	1,995,080
Net change in unrealized appreciation (depreciation) on:
Investments	(10,933,222)
Net change in unrealized depreciation	(10,933,222)
Net realized and unrealized loss	(8,938,142)
Net increase in net assets resulting from operations	$79,187,926

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Intermediate Municipal Bond Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$88,126,068	$90,682,893
Net realized gain	1,995,080	7,892,345
Net change in unrealized appreciation (depreciation)	(10,933,222)	78,080,777
Net increase in net assets resulting from operations	79,187,926	176,656,015
Distributions to shareholders from:
Net investment income
Class A	(4,560,858)	(3,101,683)
Class B	(73,388)	(121,831)
Class C	(890,030)	(617,797)
Class T	(505,217)	(364,131)
Class Z	(81,781,568)	(86,466,275)
Total distributions to shareholders	(87,811,061)	(90,671,717)
Decrease in net assets from share transactions	(19,514,237)	(90,152,111)
Proceeds from regulatory settlements (Note 6)	—	7,268
Total decrease in net assets	(28,137,372)	(4,160,545)
Net assets at beginning of year	2,499,356,674	2,503,517,219
Net assets at end of year	$2,471,219,302	$2,499,356,674
Undistributed net investment income	$1,966,067	$1,642,987

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Intermediate Municipal Bond Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,662,745	27,758,263	1,748,658	18,289,596
Fund merger	9,094,510	95,165,598	—	—
Distributions reinvested	229,777	2,404,502	160,991	1,677,504
Redemptions	(3,535,850)	(36,490,331)	(1,005,078)	(10,457,752)
Net increase	8,451,182	88,838,032	904,571	9,509,348
Class B shares
Subscriptions	12,087	127,072	19,947	206,587
Fund merger	244,615	2,560,189	—	—
Distributions reinvested	2,800	29,255	5,054	52,594
Redemptions	(333,920)	(3,462,592)	(232,484)	(2,423,174)
Net decrease	(74,418)	(746,076)	(207,483)	(2,163,993)
Class C shares
Subscriptions	678,139	7,048,453	716,989	7,479,848
Fund merger	1,195,348	12,501,819	—	—
Distributions reinvested	45,066	470,347	31,273	326,545
Redemptions	(625,338)	(6,447,647)	(370,715)	(3,863,631)
Net increase	1,293,215	13,572,972	377,547	3,942,762
Class T shares
Subscriptions	8,651	90,290	6,897	71,604
Fund merger	1,084,706	11,350,322	—	—
Distributions reinvested	32,929	343,458	27,048	282,170
Redemptions	(222,125)	(2,316,090)	(89,317)	(933,970)
Net increase (decrease)	904,161	9,467,980	(55,372)	(580,196)
Class Z shares
Subscriptions	27,836,430	288,404,098	32,595,193	339,577,862
Fund merger	11,527,090	120,618,060	—	—
Distributions reinvested	463,106	4,803,397	481,137	5,023,176
Redemptions	(52,863,118)	(544,472,700)	(42,784,437)	(445,461,070)
Net decrease	(13,036,492)	(130,647,145)	(9,708,107)	(100,860,032)
Total net decrease	(2,462,352)	(19,514,237)	(8,688,844)	(90,152,111)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$10.58		$10.22		$9.62		$10.22		$10.39
Income from investment operations:
Net investment income	0.37		0.36		0.37		0.38		0.38
Net realized and unrealized gain (loss)	(0.02)		0.36		0.60		(0.60)		(0.17)
Total from investment operations	0.35		0.72		0.97		(0.22)		0.21
Less distributions to shareholders from:
Net investment income	(0.37)		(0.36)		(0.37)		(0.38)		(0.38)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—		—
Net asset value, end of period	$10.56		$10.58		$10.22		$9.62		$10.22
Total return	3.43%		7.13%		10.19%		(2.25%)		2.08%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.86%		0.75%		0.74%		0.72%		0.72%
Net expenses after fees waived or expenses reimbursed(c)	0.73	%(d)	0.75	%(d)	0.73	%(d)	0.70	%(d)	0.70	%(d)
Net investment income	3.52	%(d)	3.43	%(d)	3.66	%(d)	3.76	%(d)	3.72	%(d)
Supplemental data
Net assets, end of period (in thousands)	$187,355		$98,208		$85,642		$78,126		$89,905
Portfolio turnover	9%		13%		23%		14%		25%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$10.58		$10.22		$9.62		$10.22		$10.39
Income from investment operations:
Net investment income	0.30		0.29		0.30		0.32		0.32
Net realized and unrealized gain (loss)	(0.02)		0.36		0.60		(0.60)		(0.18)
Total from investment operations	0.28		0.65		0.90		(0.28)		0.14
Less distributions to shareholders from:
Net investment income	(0.30)		(0.29)		(0.30)		(0.32)		(0.31)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—		—
Net asset value, end of period	$10.56		$10.58		$10.22		$9.62		$10.22
Total return	2.76%		6.44%		9.48%		(2.88%)		1.42%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.52%		1.40%		1.39%		1.37%		1.37%
Net expenses after fees waived or expenses reimbursed(c)	1.40	%(d)	1.40	%(d)	1.38	%(d)	1.35	%(d)	1.35	%(d)
Net investment income	2.85	%(d)	2.80	%(d)	3.03	%(d)	3.11	%(d)	3.07	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,494		$3,285		$5,294		$5,874		$8,133
Portfolio turnover	9%		13%		23%		14%		25%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$10.58		$10.22		$9.62		$10.22		$10.39
Income from investment operations:
Net investment income	0.35		0.34		0.35		0.36		0.36
Net realized and unrealized gain (loss)	(0.02)		0.36		0.60		(0.60)		(0.17)
Total from investment operations	0.33		0.70		0.95		(0.24)		0.19
Less distributions to shareholders from:
Net investment income	(0.35)		(0.34)		(0.35)		(0.36)		(0.36)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—		—
Net asset value, end of period	$10.56		$10.58		$10.22		$9.62		$10.22
Total return	3.22%		6.92%		9.97%		(2.45%)		1.88%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.52%		1.40%		1.39%		1.37%		1.37%
Net expenses after fees waived or expenses reimbursed(c)	0.93	%(d)	0.95	%(d)	0.93	%(d)	0.90	%(d)	0.90	%(d)
Net investment income	3.33	%(d)	3.23	%(d)	3.45	%(d)	3.56	%(d)	3.52	%(d)
Supplemental data
Net assets, end of period (in thousands)	$35,541		$21,903		$17,304		$12,625		$10,506
Portfolio turnover	9%		13%		23%		14%		25%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$10.58		$10.22		$9.62		$10.22		$10.39
Income from investment operations:
Net investment income	0.37		0.36		0.37		0.39		0.39
Net realized and unrealized gain (loss)	(0.01)		0.36		0.60		(0.60)		(0.17)
Total from investment operations	0.36		0.72		0.97		(0.21)		0.22
Less distributions to shareholders from:
Net investment income	(0.38)		(0.36)		(0.37)		(0.39)		(0.39)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—		—
Net asset value, end of period	$10.56		$10.58		$10.22		$9.62		$10.22
Total return	3.48%		7.19%		10.25%		(2.20%)		2.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.81%		0.70%		0.69%		0.67%		0.67%
Net expenses after fees waived or expenses reimbursed(c)	0.68	%(d)	0.70	%(d)	0.68	%(d)	0.65	%(d)	0.65	%(d)
Net investment income	3.56	%(d)	3.49	%(d)	3.72	%(d)	3.81	%(d)	3.77	%(d)
Supplemental data
Net assets, end of period (in thousands)	$19,780		$10,243		$10,462		$10,786		$13,170
Portfolio turnover	9%		13%		23%		14%		25%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$10.58		$10.22		$9.62		$10.22		$10.39
Income from investment operations:
Net investment income	0.39		0.38		0.39		0.40		0.40
Net realized and unrealized gain (loss)	(0.01)		0.36		0.60		(0.60)		(0.17)
Total from investment operations	0.38		0.74		0.99		(0.20)		0.23
Less distributions to shareholders from:
Net investment income	(0.39)		(0.38)		(0.39)		(0.40)		(0.40)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	—		—
Net asset value, end of period	$10.57		$10.58		$10.22		$9.62		$10.22
Total return	3.69%		7.35%		10.41%		(2.05%)		2.29%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.66%		0.55%		0.54%		0.52%		0.52%
Net expenses after fees waived or expenses reimbursed(c)	0.54	%(d)	0.55	%(d)	0.53	%(d)	0.50	%(d)	0.50	%(d)
Net investment income	3.74	%(d)	3.64	%(d)	3.87	%(d)	3.96	%(d)	3.92	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,226,049		$2,365,718		$2,384,815		$2,310,978		$2,207,710
Portfolio turnover	9%		13%		23%		14%		25%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Intermediate Municipal Bond Fund
October 31, 2011

Note 1. Organization

Columbia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

Columbia Intermediate Municipal Bond Fund, October 31, 2011

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Columbia Intermediate Municipal Bond Fund, October 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.48% to 0.35% as the Fund's net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended October 31, 2011 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance

Columbia Intermediate Municipal Bond Fund, October 31, 2011

Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.18
Class C	0.18
Class T	0.18
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $1,020.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder

Columbia Intermediate Municipal Bond Fund, October 31, 2011

services fee for the year ended October 31, 2011 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $82,794 for Class A, $1,510 for Class B, $5,457 for Class C and $648 for Class T shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.74%
Class B	1.39
Class C	1.39
Class T	0.69
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to differing treatments for tax attributes from acquired funds and distributions. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed net investment income	$32,730
Accumulated net realized loss	71,885
Paid-in capital	(104,615)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$86,516,669	$90,257,672
Ordinary Income	1,294,392	414,045

Columbia Intermediate Municipal Bond Fund, October 31, 2011

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$11,260,244
Unrealized appreciation	125,736,995

At October 31, 2011, the cost of investments for federal income tax purposes was $2,328,305,989 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$160,206,149
Unrealized depreciation	$(34,469,154)
Net unrealized appreciation	$125,736,995

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2013	$106,525
2015	361,418
2016	160,476
2017	233,374
2018	62,558
Total	$924,351

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

The Fund acquired $820,295 of capital loss carryforward in connection with the Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund merger (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended October 31, 2011, $1,840,790 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $209,685,343 and $448,407,267, respectively, for the year ended October 31, 2011.

Note 6. Regulatory Settlements

During the year ended October 31, 2010, the Fund received payments of $7,268 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to

Columbia Intermediate Municipal Bond Fund, October 31, 2011

lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, these credits reduced total expenses by $86.

Note 9. Shareholder Concentration

At October 31, 2011, one shareholder account owned 85.3% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or

Columbia Intermediate Municipal Bond Fund, October 31, 2011

(ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 11. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund, two series of the Columbia Funds Series Trust I, and RiverSource Intermediate Tax-Exempt Fund, a series of RiverSource Tax-Exempt Series, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisitions were $2,227,872,401 and the combined net assets immediately after the acquisitions were $2,470,068,389.

The merger was accomplished by a tax-free exchange of 6,633,086 shares of Columbia New Jersey Intermediate Municipal Bond Fund valued at $67,948,141 (including $2,489,546 of unrealized appreciation), 7,276,496 shares of Columbia Rhode Island Intermediate Municipal Bond Fund valued at $80,645,240 (including $3,430,564 of unrealized appreciation), and 17,556,452 shares of RiverSource Intermediate Tax-Exempt Fund valued at $93,602,607 (including $4,097,605 of unrealized appreciation).

In exchange for shares of Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund, the Fund issued the following number of shares:

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund	RiverSource Intermediate Tax-Exempt Fund
Class A	797,207	143,586	8,153,717
Class B	45,032	19,457	180,126
Class C	442,856	140,604	611,888
Class T	332,124	752,582	N/A
Class Z	4,876,357	6,650,733	N/A

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $93.3 million, $2.3 million, $(15.9) million and $79.6 million, respectively.

Columbia Intermediate Municipal Bond Fund, October 31, 2011

Note 12. Significant Risks

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Columbia Intermediate Municipal Bond Fund, October 31, 2011

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

Federal Income Tax Information (Unaudited) – Columbia Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2011, 98.53% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1726 C (12/11)

Columbia Massachusetts Intermediate Municipal Bond Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.24% without sales charge.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 while outpacing the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's heavier exposure to shorter-maturity securities relative to the Barclays Capital Index detracted from performance during a period in which longer-maturities outperformed in a market rally. Overweighted positions in hospital and education bonds helped performance.

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. McGreevy was associated with the fund's previous adviser or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.24%

Class A shares (without sales charge)

+3.89%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	14,558	13,869
Class B	13,522	13,522
Class C	13,948	13,948
Class T	14,695	13,999
Class Z	14,922	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	3.24	–0.14	2.48	–0.52	2.83	1.83	3.34	–1.61	3.49
5-year	4.25	3.57	3.48	3.48	3.84	3.84	4.36	3.35	4.51
10-year	3.83	3.32	3.06	3.06	3.38	3.38	3.92	3.42	4.08

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Massachusetts Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Massachusetts Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B, Class C and Class T shares.

2

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.40	1,021.42	3.85	3.82	0.75
Class B	1,000.00	1,000.00	1,032.60	1,017.59	7.74	7.68	1.51
Class C	1,000.00	1,000.00	1,034.40	1,019.41	5.90	5.85	1.15
Class T	1,000.00	1,000.00	1,036.90	1,021.93	3.34	3.31	0.65
Class Z	1,000.00	1,000.00	1,037.70	1,022.68	2.57	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchanged traded funds).

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	10.95
Class B	10.95
Class C	10.95
Class T	10.95
Class Z	10.95

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.34
Class B	0.26
Class C	0.30
Class T	0.35
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include less than $0.01 per share of taxable realized gains.

30-day SEC yields

as of 10/31/11 (%)

Class A	1.62
Class B	0.93
Class C	1.26
Class T	1.68
Class Z	1.91

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 3.24% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.89%. The fund's return exceeded the 2.75% average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. During a period in which longer-maturity municipals outperformed as interest rates declined, the fund's overweight position in shorter-maturity securities held back results, as did the emphasis on higher quality securities, which lagged lower-rated issues. The fund's overweighted exposure to hospital and education bonds aided performance, as both sectors outperformed.

Massachusetts recovered faster than overall economy

Boosted by solid gains in the Commonwealth's education and health care industries and steady growth in business investment, the Massachusetts economy staged a stronger recovery than the nation as a whole over the fiscal year. The unemployment rate continued to decline as employment gains in Massachusetts exceeded the nation's, with the private service industries recording the most improvement. Housing prices also appeared to recover since in 2011, with home sales picking up. Mortgage delinquency rates have fallen below the national average.

Education, hospital bonds supported results; short duration hurt

The fund maintained overweighted positions in education and hospital bonds during the fiscal year. These positions helped support performance. However, the slightly higher quality composition of the Massachusetts portfolio compared to that of the national benchmark Barclays Capital index tended to detract from the fund's relative return in a period in which lower-quality debt generally outperformed. The main factor holding back relative results, however, was the over-weight position in shorter-maturity securities, including shorter-maturity general obligation bonds. Similarly, the fund's large cash position at the beginning of the fiscal year was a drag on performance. We carried this cash balance in response to negative market news and concerns about municipal finances early in the period. In a market in which lower-rated securities continued to outperform higher-grade names, we found it difficult at times to find lower-rated Massachusetts municipal securities selling at reasonable prices. However, we did add a BBB rated3 charter school bond to the portfolio and increased exposure to electric utility bonds in the 13-to-15 year maturity range.

Outlook and positioning

Going forward, we plan to look for opportunities to add A rated securities with maturities of seven years or longer, while decreasing exposure to securities with very short calls and maturities. The fund's portfolio of investments remains at a higher-rated average quality than the national benchmark, which we think will present an advantage as higher-quality portfolios tend to perform well in volatile markets. While economic growth in Massachusetts has outpaced the national average during the past year, the

3Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Commonwealth's economy does face headwinds because of the effects of slower national growth, weaker exports of technology products and government spending cuts. Longer term, the Massachusetts economy should benefit from its research universities and a highly skilled workforce, but weak population growth and high business costs may pose challenges. Investor demand for tax-advantaged municipal bonds appears to have recovered throughout the nation after the sector slumped early in 2011 amid investor fears about the credit quality of municipals. Both the Commonwealth and its local governments in general have taken steps to pay debt service, balance budgets and make fiscally prudent decisions going forward.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	2.49
Class B	1.43
Class C	1.94
Class T	2.58
Class Z	2.94

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	16.7
AA	57.5
A	19.1
BBB	5.0
Non-Rated	1.7

Maturity breakdown

as of 10/31/11 (%)

0-1 year	5.3
1-3 years	13.5
3-5 years	9.4
5-7 years	17.6
7-10 years	17.8
10-15 years	28.5
15-20 years	3.6
20-25 years	0.7
Cash Equivalents	3.6

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 95.6%
Advanced Refunded 8.5%
City of Boston Prerefunded 05/01/12 Special Obligation Revenue Bonds Series 2002A (AMBAC)
05/01/19	5.000%	$1,500,000	$1,535,580
City of Lowell Prerefunded 02/01/12 Limited General Obligation Bonds State Qualified Series 2002 (AMBAC)
02/01/13	5.000%	1,215,000	1,241,682
City of Springfield Prerefunded 01/15/13 Limited General Obligation Bonds State Qualified Series 2003 (NPFGC)
01/15/15	5.250%	1,500,000	1,587,900
Commonwealth of Massachusetts Prerefunded 01/01/13 Limited General Obligation Bonds Consolidated Loan Series 2002E (AGM)
01/01/18	5.250%	4,000,000	4,217,800
Prerefunded 06/01/12 Revenue Bonds Consolidated Loan Series 2002A (FGIC)
06/01/19	5.375%	1,125,000	1,157,816
Prerefunded 08/01/14 Limited General Obligation Bonds Consolidated Loan Series 2004B (AMBAC)
08/01/22	5.000%	2,000,000	2,222,960
Prerefunded 12/01/11 Limited General Obligation Bonds Consolidated Loan Series 2001C (FHLMC/FNMA)
12/01/18	5.375%	3,000,000	3,012,630
Commonwealth of Massachusetts(a) Revenue Bonds Capital Appreciation-Federal Highway Series 1998A Escrowed to Maturity
06/15/15	0.000%	4,000,000	3,825,800
Massachusetts Department of Transportation Revenue Bonds Series 1993A Escrowed to Maturity
01/01/13	5.000%	110,000	113,182
Massachusetts Development Finance Agency Prerefunded 07/01/13 Revenue Bonds Pharmacy & Allied Health Sciences Series 2003
07/01/23	6.375%	1,000,000	1,107,480
Prerefunded 09/01/13 Revenue Bonds Milton Academy Series 2003A
09/01/19	5.000%	500,000	540,585
Prerefunded 12/01/12 Revenue Bonds Western New England College Series 2002
12/01/22	5.875%	540,000	572,011

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Advanced Refunded (cont.)
Massachusetts Health & Educational Facilities Authority Prerefunded 10/01/12 Revenue Bonds University of Massachusetts Project Series 2002C (NPFGC)
10/01/13	5.250%	$1,475,000	$1,541,921
Prerefunded 10/01/13 Revenue Bonds Simmons College Series 2003F (FGIC)
10/01/15	5.000%	1,015,000	1,099,570
10/01/17	5.000%	510,000	552,493
Massachusetts Port Authority Revenue Bonds Series 1973 Escrowed to Maturity
07/01/12	5.625%	230,000	238,197
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(a)
05/01/28	0.000%	4,000,000	2,152,840
Massachusetts State Water Pollution Abatement Revenue Bonds Series 1993A Escrowed to Maturity
02/01/13	5.450%	250,000	256,935
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(b)
07/01/22	5.250%	1,075,000	1,336,580
University of Massachusetts Building Authority Prerefunded 11/01/13 Revenue Bonds Senior Series 2003-1 (AMBAC)
11/01/15	5.250%	2,000,000	2,188,940
Total			30,502,902
Airport 2.5%
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM)
07/01/17	5.000%	3,000,000	3,443,430
Revenue Bonds Series 2005C (AMBAC)
07/01/15	5.000%	1,500,000	1,703,850
07/01/22	5.000%	3,500,000	3,858,260
Total			9,005,540
College 17.6%
Massachusetts Development Finance Agency Revenue Bonds Boston College Series 2007P
07/01/20	5.000%	3,260,000	3,697,231
Boston University Series 2009V-2
10/01/14	2.875%	3,000,000	3,115,950
Brandeis University Series 2010O-2
10/01/24	5.000%	5,000,000	5,416,350

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Massachusetts Intermediate Municipal Bond Fund
October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College (cont.)
Clark University Issue Series 1998
07/01/16	5.250%	$1,445,000	$1,448,454
Emerson College Series 2006A
01/01/21	5.000%	2,500,000	2,645,425
01/01/23	5.000%	1,000,000	1,042,890
Hampshire College Series 2004
10/01/14	5.150%	130,000	134,004
Mount Holyoke College Series 2008
07/01/23	5.000%	1,285,000	1,448,709
Noble & Greenough School Series 2011
04/01/21	4.000%	1,500,000	1,643,895
Wheelock College Series 2007C
10/01/17	5.000%	1,160,000	1,231,212
Worcester Polytechnic Institute Series 2007 (NPFGC)
09/01/22	5.000%	1,710,000	1,855,470
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A
10/01/32	5.000%	2,440,000	2,477,332
Boston College Series 2003N
06/01/15	5.250%	1,000,000	1,061,160
Series 2008M-1
06/01/24	5.500%	3,000,000	3,681,330
Massachusetts Institute of Technology Series 2002K
07/01/12	5.250%	1,000,000	1,033,420
07/01/17	5.375%	2,275,000	2,760,417
07/01/22	5.500%	1,000,000	1,286,910
Series 2004M
07/01/19	5.250%	610,000	753,173
Northeastern University Series 1998G (NPFGC)
10/01/12	5.500%	1,110,000	1,155,976
Series 2008T-3
10/01/37	2.700%	2,500,000	2,591,625
Series 2010A
10/01/13	5.000%	1,040,000	1,116,502
Simmons College Series 2009I
10/01/18	6.750%	1,365,000	1,665,573
Suffolk University Series 2009A
07/01/24	6.000%	2,100,000	2,268,273
Tufts University Series 2002J
08/15/16	5.500%	1,500,000	1,775,460
Series 2008
08/15/14	5.000%	1,250,000	1,394,425
08/15/17	5.000%	1,145,000	1,351,340

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
College (cont.)
Wellesley College Series 2003
07/01/15	5.000%	$610,000	$653,170
Williams College Series 2003H
07/01/16	5.000%	1,740,000	1,862,531
Massachusetts Industrial Finance Agency Revenue Bonds Tufts University Series 1998H (NPFGC)
02/15/13	5.500%	1,830,000	1,947,834
Massachusetts State College Building Authority Prerefunded 05/01/14 Revenue Bonds Series 2004A (NPFGC)
05/01/16	5.000%	530,000	585,406
University of Massachusetts Building Authority Refunding Revenue Bonds Series 2004-04-1 (AMBAC)
11/01/12	5.250%	650,000	678,860
Revenue Bonds Senior Series 2008-2 (AGM)
05/01/21	5.000%	1,510,000	1,713,850
Senior Series 2009-1
05/01/23	5.000%	5,000,000	5,662,500
Total			63,156,657
Electric 5.2%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1
07/01/24	5.250%	3,785,000	4,088,367
07/01/25	5.000%	2,000,000	2,110,960
Massachusetts Development Finance Agency Refunding Revenue Bonds Dominion Energy Brayton 1 Series 2009
12/01/42	5.750%	3,460,000	3,914,575
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project No. 6 Series 2011
07/01/19	5.000%	2,760,000	3,104,255
Puerto Rico Electric Power Authority(b) Refunding Revenue Bonds Series 2010ZZ
07/01/24	5.250%	1,615,000	1,711,141
Revenue Bonds Series 1997BB (NPFGC)
07/01/12	6.000%	1,000,000	1,033,020
Series 2002LL (NPFGC)
07/01/17	5.500%	2,400,000	2,682,048
Total			18,644,366
Health Care - Hospital 8.0%
Massachusetts Development Finance Agency Revenue Bonds UMASS Memorial Issue Series 2011H
07/01/26	5.125%	2,000,000	2,002,120

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Massachusetts Intermediate Municipal Bond Fund
October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Massachusetts Health & Educational Facilities Authority Revenue Bonds Baystate Medical Center Series 2002F
07/01/13	5.750%	$890,000	$911,841
Boston Medical Center Series 1998A (NPFGC)
07/01/15	5.250%	2,500,000	2,503,150
Caregroup Series 1998B-2 (NPFGC)
02/01/27	5.375%	1,585,000	1,624,958
Series 2004D (NPFGC)
07/01/22	5.250%	1,000,000	1,082,800
Series 2008E-2
07/01/19	5.375%	4,675,000	5,214,027
Milford Regional Medical Series 2007E
07/15/17	5.000%	1,050,000	1,087,790
07/15/22	5.000%	1,500,000	1,489,830
Partners Healthcare Series 2003E
07/01/15	5.000%	1,140,000	1,207,545
Series 2010J-2
07/01/22	5.000%	5,000,000	5,502,050
Partners Healthcare System Series 2005F
07/01/17	5.000%	2,000,000	2,203,220
Series 2007G
07/01/18	5.000%	2,575,000	2,902,205
UMASS Memorial Issue Series 1998A (AMBAC)
07/01/14	5.250%	975,000	977,077
Unrefunded Revenue Bonds Partners Healthcare Series 2001
07/01/21	5.750%	30,000	30,400
Total			28,739,013
Health Care - Life Care Center 0.9%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage VOA Concord Series 2007
11/01/17	5.000%	635,000	595,484
11/01/27	5.125%	1,500,000	1,198,605
Revenue Bonds 1st Mortgage-Orchard Cove Series 2007
10/01/17	5.000%	1,210,000	1,141,212
10/01/18	5.000%	515,000	477,626
Total			3,412,927
Health Care - Other 0.4%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005
01/01/20	5.500%	1,355,000	1,364,661

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Single Family 0.6%
Massachusetts Housing Finance Agency Revenue Bonds Single Family Series 2009-143
12/01/24	5.000%	$2,000,000	$2,100,280
Lease 2.5%
City of Boston Refunding Revenue Bonds Boston City Hospital Series 2002
08/01/14	5.000%	5,000,000	5,145,650
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000
08/01/13	5.750%	1,030,000	1,111,349
08/01/17	6.000%	540,000	641,380
08/01/21	6.000%	1,750,000	2,086,262
Total			8,984,641
Miscellaneous 6.3%
Boston Housing Authority Revenue Bonds Series 2008 (AGM)
04/01/20	5.000%	2,135,000	2,327,171
04/01/23	5.000%	1,865,000	1,983,129
Massachusetts Development Finance Agency Revenue Bonds Jewish Philanthropies Series 2002A
02/01/22	5.250%	970,000	989,924
Massachusetts State Water Pollution Abatement Refunding Revenue Bonds Pool Program Series 2004A
08/01/15	5.250%	3,000,000	3,470,250
Series 2006
08/01/20	5.250%	3,000,000	3,695,040
Revenue Bonds Pool Program Series 2005-11
08/01/19	5.250%	4,465,000	5,490,343
Unrefunded Revenue Bonds Pool Program Series 1999-5
08/01/16	5.750%	95,000	95,413
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011
07/01/25	5.000%	3,210,000	3,549,137
Woods Hole Marthas Vineyard & Nantucket Steamship Authority Revenue Bonds Series 2004B
03/01/18	5.000%	975,000	1,083,576
Total			22,683,983

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Massachusetts Intermediate Municipal Bond Fund
October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax 9.1%
Commonwealth of Massachusetts Revenue Bonds Consolidated Loan Series 1997A
06/01/13	5.500%	$1,000,000	$1,074,250
Series 2004 (NPFGC/FGIC)
01/01/19	5.250%	750,000	862,238
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A
07/01/17	5.250%	1,000,000	1,195,460
07/01/19	5.250%	625,000	757,075
Senior Series 2004C
07/01/18	5.250%	1,000,000	1,206,720
Senior Series 2005B (NPFGC)
07/01/23	5.500%	2,890,000	3,630,736
Senior Series 2006A
07/01/22	5.250%	3,500,000	4,285,855
Senior Series 2008B
07/01/23	5.000%	910,000	1,098,470
Massachusetts School Building Authority Revenue Bonds Series 2005A (AGM)
08/15/26	5.000%	5,000,000	5,419,750
Series 2007A (AMBAC)
08/15/18	5.000%	5,000,000	5,842,150
Massachusetts School Building Authority(c) Senior Revenue Bonds Series 2011B 11/03/2011
10/15/27	5.000%	4,000,000	4,529,400
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(b)
10/01/25	5.000%	2,755,000	2,794,479
Total			32,696,583
School 0.9%
Massachusetts Development Finance Agency Revenue Bonds Foxborough Regional Charter School Series 2010A
07/01/30	6.375%	3,150,000	3,298,995
Special Purpose Certificates - General Obligations 6.8%
Boston Metropolitan District Unlimited General Obligation Refunding Bonds Series 2002A
12/01/14	5.250%	2,010,000	2,112,852
City of Boston Unlimited General Obligation Refunding Bonds Series 2002B (NPFGC/FGIC)
02/01/12	5.000%	6,000,000	6,071,760
Series 2004A
01/01/14	5.000%	1,000,000	1,094,110

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations (cont.)
City of Lawrence Limited General Obligation Refunding Bonds State Qualified Series 2006 (AGM)
02/01/18	5.000%	$1,500,000	$1,738,170
City of Springfield Limited General Obligation Bonds State Qualified Municipal Purpose Loan Series 2003 (AGM)
08/01/21	4.500%	2,000,000	2,149,480
City of Westfield Limited General Obligation Refunding Bonds Series 2003 (NPFGC)
09/01/18	5.000%	500,000	518,145
City of Worcester Limited General Obligation Bonds Series 2004A (NPFGC)
08/15/13	5.250%	2,810,000	3,024,768
Dudley Charlton Regional School District Unlimited General Obligation Bonds Series 1999A (NPFGC/FGIC)
06/15/14	5.125%	2,305,000	2,537,644
Pioneer Valley Regional School District Unlimited General Obligation Bonds Series 2002 (AMBAC)
06/15/12	5.000%	1,000,000	1,026,970
Puerto Rico Municipal Finance Agency Unrefunded Revenue Bonds Series 1997A (AGM)(b)
07/01/17	5.500%	245,000	245,666
Town of Hopedale Limited General Obligation Refunding Bonds Series 2004 (AMBAC)
11/15/17	5.000%	1,000,000	1,105,600
Town of Sandwich Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC)
07/15/18	5.000%	1,575,000	1,786,066
Town of Westborough Unlimited General Obligation Bonds Series 2003
11/15/16	5.000%	1,000,000	1,072,210
Total			24,483,441
State 15.1%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C
11/01/17	5.500%	1,500,000	1,821,735
Series 2002D (AMBAC/TCRS/BNY)
08/01/18	5.500%	3,500,000	4,285,890
Series 2008A
08/01/16	5.000%	2,000,000	2,332,020
Limited General Obligation Refunding Bonds Series 2003D
10/01/17	5.500%	5,000,000	6,062,900

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Massachusetts Intermediate Municipal Bond Fund
October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
State (cont.)
Series 2003D (AMBAC)
10/01/19	5.500%	$5,000,000	$6,179,650
Series 2003D (NPFGC)
10/01/20	5.500%	2,500,000	3,102,850
Series 2004B
08/01/20	5.250%	3,000,000	3,657,840
Series 2006B (AGM)
09/01/22	5.250%	4,000,000	4,929,960
Unlimited General Obligation Refunding Bonds Series 2003D (AGM)
10/01/19	5.500%	3,500,000	4,325,755
Series 2004C (AMBAC)
12/01/24	5.500%	5,000,000	6,289,800
Series 2004C (NPFGC)
12/01/19	5.500%	3,795,000	4,699,311
Series 2008A
09/01/15	5.000%	3,000,000	3,436,260
Commonwealth of Massachusetts(d) Unlimited General Obligation Bonds Series 2010A
02/01/14	0.670%	3,000,000	3,002,610
Total			54,126,581
Student Loan 2.2%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A
01/01/22	5.500%	3,500,000	3,865,050
Series 2009I
01/01/18	5.125%	3,650,000	4,096,650
Total			7,961,700
Toll Road 1.3%
Massachusetts State Department of Transportation Revenue Bonds Senior Series 2010B
01/01/22	5.000%	2,180,000	2,435,038
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005BB (AGM) 10/04/2005(b)
07/01/22	5.250%	1,925,000	2,076,594
Total			4,511,632

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Water & Sewer 7.7%
Massachusetts State Water Pollution Abatement Revenue Bonds State Revolving Fund Series 2009-14
08/01/24	5.000%	$3,100,000	$3,622,133
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 1998B Escrowed to Maturity (AGM/TCRS)
08/01/15	5.500%	1,165,000	1,330,500
Series 2005A (NPFGC/TCRS)
08/01/17	5.250%	6,000,000	7,162,320
Series 2007B (AGM/TCRS)
08/01/23	5.250%	5,500,000	6,674,360
Revenue Bonds General Series 2002J (AGM/TCRS)
08/01/14	5.250%	2,870,000	3,219,336
08/01/15	5.250%	3,000,000	3,460,650
08/01/18	5.250%	1,000,000	1,205,980
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2008A (AGM)(b)
07/01/16	5.000%	1,000,000	1,108,970
Total			27,784,249
Total Municipal Bonds (Cost: $319,524,305)			$343,458,151
		Shares	Value
Money Market Funds 4.7%
Dreyfus Massachusetts Municipal Money Market Fund, 0.000%(e)		7,827,224	$7,827,224
JPMorgan Tax-Free Money Market Fund, 0.010%(e)		8,914,890	8,914,890
Total Money Market Funds (Cost: $16,742,114)			$16,742,114
Total Investments (Cost: $336,266,419)			$360,200,265
Other Assets & Liabilities, Net			(1,193,713)
Total Net Assets			$359,006,552

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $12,988,498 or 3.62% of net assets.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2011

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$343,458,151	$—	$343,458,151
Total Bonds	—	343,458,151	—	343,458,151
Other
Money Market Funds	16,742,114	—	—	16,742,114
Total Other	16,742,114	—	—	16,742,114
Total	$16,742,114	$343,458,151	$—	$360,200,265

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2011

Assets
Investments, at value
(identified cost $336,266,419)	$360,200,265
Receivable for:
Investments sold	92,250
Capital shares sold	274,525
Interest	4,286,278
Expense reimbursement due from Investment Manager	7,501
Prepaid expense	4,040
Trustees' deferred compensation plan	34,072
Total assets	364,898,931
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,507,560
Capital shares purchased	239,987
Dividend distributions to shareholders	973,529
Investment management fees	11,775
Distribution and service fees	1,580
Transfer agent fees	52,769
Administration fees	2,016
Chief compliance officer expenses	309
Other expenses	68,782
Trustees' deferred compensation plan	34,072
Total liabilities	5,892,379
Net assets applicable to outstanding capital stock	$359,006,552

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2011

Represented by
Paid-in capital	$334,733,894
Excess of distributions over net investment income	(15,910)
Accumulated net realized gain	354,722
Unrealized appreciation (depreciation) on:
Investments	23,933,846
Total — representing net assets applicable to outstanding capital stock	$359,006,552
Net assets applicable to outstanding shares
Class A	$29,849,410
Class B	$145,460
Class C	$9,930,950
Class T	$34,952,424
Class Z	$284,128,308
Shares outstanding
Class A	2,725,126
Class B	13,283
Class C	906,714
Class T	3,191,005
Class Z	25,939,749
Net asset value per share
Class A(a)	$10.95
Class B	$10.95
Class C	$10.95
Class T(a)	$10.95
Class Z	$10.95

(a)  The maximum offering price per share for Class A is $11.32 and Class T is $11.50, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Massachusetts Intermediate Municipal Bond Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$2,939
Interest	13,887,524
Total income	13,890,463
Expenses:
Investment management fees	1,512,989
Distribution fees
Class B	4,009
Class C	75,067
Service fees
Class A	73,982
Class B	1,337
Class C	25,025
Shareholder service fee — Class T	55,566
Transfer agent fees
Class A	47,297
Class B	978
Class C	16,388
Class T	60,702
Class Z	454,515
Administration fees	241,327
Compensation of board members	29,831
Pricing and bookkeeping fees	61,320
Custodian fees	14,832
Printing and postage fees	46,762
Registration fees	69,926
Professional fees	57,264
Chief compliance officer expenses	1,009
Other	16,341
Total expenses	2,866,467
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(799,425)
Fees waived by distributor — Class C	(35,026)
Expense reductions	(220)
Total net expenses	2,031,796
Net investment income	11,858,667
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	368,477
Net realized gain	368,477
Net change in unrealized appreciation (depreciation) on:
Investments	(504,369)
Net change in unrealized depreciation	(504,369)
Net realized and unrealized loss	(135,892)
Net increase in net assets resulting from operations	$11,722,775

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Massachusetts Intermediate Municipal Bond Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$11,858,667	$12,099,511
Net realized gain	368,477	674,382
Net change in unrealized appreciation (depreciation)	(504,369)	10,658,291
Net increase in net assets resulting from operations	11,722,775	23,432,184
Distributions to shareholders from:
Net investment income
Class A	(936,724)	(738,782)
Class B	(13,113)	(26,514)
Class C	(276,773)	(264,676)
Class T	(1,207,723)	(1,295,640)
Class Z	(9,460,100)	(9,763,840)
Net realized gains
Class A	(8,919)	—
Class B	(251)	—
Class C	(2,946)	—
Class T	(10,766)	—
Class Z	(78,146)	—
Total distributions to shareholders	(11,995,461)	(12,089,452)
Increase (decrease) in net assets from share transactions	(8,674,656)	8,790,813
Total increase (decrease) in net assets	(8,947,342)	20,133,545
Net assets at beginning of year	367,953,894	347,820,349
Net assets at end of year	$359,006,552	$367,953,894
Undistributed (overdistributed) net investment income	$(15,910)	$40,058

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	857,941	9,241,447	1,488,866	16,105,857
Distributions reinvested	27,493	296,677	47,803	517,301
Redemptions	(991,654)	(10,618,232)	(218,566)	(2,353,796)
Net increase (decrease)	(106,220)	(1,080,108)	1,318,103	14,269,362
Class B shares
Subscriptions	445	4,765	3,269	34,954
Distributions reinvested	384	4,106	1,672	18,074
Redemptions	(79,651)	(856,228)	(28,067)	(302,382)
Net decrease	(78,822)	(847,357)	(23,126)	(249,354)
Class C shares
Subscriptions	130,008	1,401,873	196,020	2,113,354
Distributions reinvested	14,598	157,335	14,860	160,835
Redemptions	(192,530)	(2,070,017)	(91,547)	(985,273)
Net increase (decrease)	(47,924)	(510,809)	119,333	1,288,916
Class T shares
Subscriptions	46,857	503,396	76,782	829,441
Distributions reinvested	47,090	507,088	82,678	893,570
Redemptions	(492,558)	(5,311,869)	(267,991)	(2,905,398)
Net decrease	(398,611)	(4,301,385)	(108,531)	(1,182,387)
Class Z shares
Subscriptions	4,041,762	43,640,534	3,255,986	35,121,921
Distributions reinvested	22,929	246,385	36,763	397,351
Redemptions	(4,266,000)	(45,821,916)	(3,785,462)	(40,854,996)
Net decrease	(201,309)	(1,934,997)	(492,713)	(5,335,724)
Total net increase (decrease)	(832,886)	(8,674,656)	813,066	8,790,813

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$10.95		$10.61		$9.90		$10.35		$10.50
Income from investment operations:
Net investment income	0.34		0.34		0.35		0.36		0.34
Net realized and unrealized gain (loss)	0.00	(a)	0.34		0.71		(0.44)		(0.14)
Total from investment operations	0.34		0.68		1.06		(0.08)		0.20
Less distributions to shareholders from:
Net investment income	(0.34)		(0.34)		(0.35)		(0.37)		(0.34)
Net realized gains	(0.00	)(a)	—		—		(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.34)		(0.34)		(0.35)		(0.37)		(0.35)
Net asset value, end of period	$10.95		$10.95		$10.61		$9.90		$10.35
Total return	3.24%		6.51%		10.78%		(0.88%)		2.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.99%		0.91%		0.90%		0.92%		0.99%
Net expenses after fees waived or expenses reimbursed(c)	0.77	%(d)	0.80	%(d)	0.78	%(d)	0.75	%(d)	0.99	%(d)
Net investment income	3.16	%(d)	3.12	%(d)	3.30	%(d)	3.51	%(d)	3.29	%(d)
Supplemental data
Net assets, end of period (in thousands)	$29,849		$30,998		$16,049		$11,936		$6,914
Portfolio turnover	10%		9%		8%		10%		15%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$10.95		$10.61		$9.90		$10.35		$10.50
Income from investment operations:
Net investment income	0.26		0.26		0.27		0.29		0.26
Net realized and unrealized gain (loss)	0.00	(a)	0.34		0.71		(0.45)		(0.13)
Total from investment operations	0.26		0.60		0.98		(0.16)		0.13
Less distributions to shareholders from:
Net investment income	(0.26)		(0.26)		(0.27)		(0.29)		(0.27)
Net realized gains	(0.00	)(a)	—		—		(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.26)		(0.26)		(0.27)		(0.29)		(0.28)
Net asset value, end of period	$10.95		$10.95		$10.61		$9.90		$10.35
Total return	2.48%		5.72%		9.96%		(1.61%)		1.24%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.79%		1.66%		1.65%		1.67%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.53	%(d)	1.55	%(d)	1.53	%(d)	1.50	%(d)	1.74	%(d)
Net investment income	2.44	%(d)	2.42	%(d)	2.59	%(d)	2.78	%(d)	2.55	%(d)
Supplemental data
Net assets, end of period (in thousands)	$145		$1,008		$1,222		$1,440		$1,650
Portfolio turnover	10%		9%		8%		10%		15%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$10.95		$10.61		$9.90		$10.35		$10.50
Income from investment operations:
Net investment income	0.30		0.30		0.30		0.32		0.30
Net realized and unrealized gain (loss)	0.00	(a)	0.34		0.72		(0.44)		(0.14)
Total from investment operations	0.30		0.64		1.02		(0.12)		0.16
Less distributions to shareholders from:
Net investment income	(0.30)		(0.30)		(0.31)		(0.33)		(0.30)
Net realized gains	(0.00	)(a)	—		—		(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.30)		(0.30)		(0.31)		(0.33)		(0.31)
Net asset value, end of period	$10.95		$10.95		$10.61		$9.90		$10.35
Total return	2.83%		6.09%		10.34%		(1.27%)		1.59%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.74%		1.66%		1.65%		1.67%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.17	%(d)	1.20	%(d)	1.18	%(d)	1.15	%(d)	1.39	%(d)
Net investment income	2.75	%(d)	2.75	%(d)	2.88	%(d)	3.13	%(d)	2.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9,931		$10,452		$8,859		$4,036		$3,792
Portfolio turnover	10%		9%		8%		10%		15%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$10.95		$10.61		$9.90		$10.35		$10.50
Income from investment operations:
Net investment income	0.35		0.35		0.36		0.38		0.35
Net realized and unrealized gain (loss)	0.00	(a)	0.34		0.71		(0.45)		(0.13)
Total from investment operations	0.35		0.69		1.07		(0.07)		0.22
Less distributions to shareholders from:
Net investment income	(0.35)		(0.35)		(0.36)		(0.38)		(0.36)
Net realized gains	(0.00	)(a)	—		—		(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.35)		(0.35)		(0.36)		(0.38)		(0.37)
Net asset value, end of period	$10.95		$10.95		$10.61		$9.90		$10.35
Total return	3.34%		6.62%		10.89%		(0.77%)		2.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.89%		0.81%		0.80%		0.82%		0.89%
Net expenses after fees waived or expenses reimbursed(c)	0.67	%(d)	0.70	%(d)	0.68	%(d)	0.65	%(d)	0.89	%(d)
Net investment income	3.25	%(d)	3.26	%(d)	3.43	%(d)	3.63	%(d)	3.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$34,952		$39,300		$39,221		$37,689		$42,468
Portfolio turnover	10%		9%		8%		10%		15%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$10.95		$10.61		$9.90		$10.35		$10.50
Income from investment operations:
Net investment income	0.37		0.37		0.37		0.39		0.37
Net realized and unrealized gain (loss)	0.00	(a)	0.34		0.71		(0.45)		(0.14)
Total from investment operations	0.37		0.71		1.08		(0.06)		0.23
Less distributions to shareholders from:
Net investment income	(0.37)		(0.37)		(0.37)		(0.39)		(0.37)
Net realized gains	(0.00	)(a)	—		—		(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.37)		(0.37)		(0.37)		(0.39)		(0.38)
Net asset value, end of period	$10.95		$10.95		$10.61		$9.90		$10.35
Total return	3.49%		6.77%		11.06%		(0.62%)		2.25%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.74%		0.66%		0.65%		0.67%		0.74%
Net expenses after fees waived or expenses reimbursed(c)	0.52	%(d)	0.55	%(d)	0.53	%(d)	0.50	%(d)	0.74	%(d)
Net investment income	3.40	%(d)	3.41	%(d)	3.58	%(d)	3.78	%(d)	3.55	%(d)
Supplemental data
Net assets, end of period (in thousands)	$284,128		$286,196		$282,469		$259,753		$254,639
Portfolio turnover	10%		9%		8%		10%		15%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia Massachusetts Intermediate Municipal Bond Fund
October 31, 2011

Note 1. Organization

Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes

23

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

24

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.48% to 0.35% as the Fund's net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended October 31, 2011 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The

25

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.18
Class C	0.16
Class T	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $220.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for

26

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2011 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $25,139 for Class A, $525 for Class B, $742 for Class C and $811 for Class T shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.75%
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to amortization/accretion adjustments. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed Net Investment Income	$(20,202)
Accumulated Net Realized Gain	2,171
Paid-In Capital	18,031

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

27

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$11,894,433	$12,089,452
Long-Term Capital Gains	101,028	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$971,932
Undistributed Long-Term Capital Gain	354,722
Unrealized Appreciation	23,950,711

At October 31, 2011, the cost of investments for federal income tax purposes was $336,249,554 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$24,431,638
Unrealized Depreciation	$(480,927)
Net Unrealized Appreciation	$23,950,711

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $34,353,605 and $42,747,651, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan

28

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At October 31, 2011, one shareholder account owned 86.8% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal

29

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

30

Columbia Massachusetts Intermediate Municipal Bond Fund, October 31, 2011

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Massachusetts Intermediate Municipal Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2011, $389,179, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2011, 100% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

35

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

38

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Massachusetts Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1028 C (12/11)

Columbia New York Intermediate Municipal Bond Fund

Annual Report for the Period Ended October 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.99% without sales charge.

■  The fund trailed its benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index2 and outperformed the average return of funds in its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification.3

■  The fund's maturity positioning detracted from performance relative to the benchmarks. Hospital and transportation bonds helped boost returns.

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2The Barclays Capital New York 3-15 Year Blend Municipal Bond Index tracks the investment grade bonds issued from the state of New York and its municipalities.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+2.99%

Class A shares (without sales charge)

+3.89%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+3.66%

Barclays Capital New York 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/01 – 10/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in each Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/01 – 10/31/11 ($)

Sales charge	without	with
Class A	14,672	13,971
Class B	13,620	13,620
Class C	14,053	14,053
Class T	14,803	14,096
Class Z	15,037	n/a

Average annual total return as of 10/31/11 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.99	–0.37	2.23	–0.76	2.57	1.58	3.09	–1.84	3.24
5-year	4.12	3.44	3.35	3.35	3.71	3.71	4.23	3.23	4.39
10-year	3.91	3.40	3.14	3.14	3.46	3.46	4.00	3.49	4.16

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, respectively and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New York Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New York Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New York Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C shares.

2

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

05/01/11 – 10/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.60	1,021.48	3.80	3.77	0.74
Class B	1,000.00	1,000.00	1,034.80	1,017.64	7.69	7.63	1.50
Class C	1,000.00	1,000.00	1,036.40	1,019.46	5.85	5.80	1.14
Class T	1,000.00	1,000.00	1,039.10	1,021.93	3.34	3.31	0.65
Class Z	1,000.00	1,000.00	1,039.80	1,022.68	2.57	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/11 ($)

Class A	12.10
Class B	12.10
Class C	12.10
Class T	12.10
Class Z	12.10

Distributions declared per share

11/01/10 – 10/31/11 ($)

Class A	0.39
Class B	0.30
Class C	0.34
Class T	0.40
Class Z	0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/11 (%)

Class A	2.00
Class B	1.31
Class C	1.66
Class T	2.05
Class Z	2.30

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2011, the fund's Class A shares returned 2.99% without sales charge. The fund's benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index, returned 3.89% and 3.66%, respectively. The average return of funds in its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification was 2.58%. The fund's duration—a measure of interest rate sensitivity—was the most significant detractor from performance. The fund had more exposure to shorter-maturity bonds than the New York index and a larger-than-normal cash equivalent position in the first half of 2011.

States, municipalities combat budget woes

Early in the year, demand for tax-advantaged municipal bonds suffered as credit quality came into question and some market analysts forecast widespread defaults. However, default levels in the investment-grade universe were small, and the outflows from mutual funds abated in the spring of 2011. In addition, prudent steps taken by state and local governments to restrain spending and balance budgets bolstered investor confidence. Tax revenues also strengthened as the economy stabilized.

Fund positioning drove results

The fund's duration, or sensitivity to interest rate changes, was longer than that of its benchmarks, which detracted from performance when rates began to climb. We reduced duration early in 2011 by selling bonds with 10-year maturities but did not benefit from the move as these bonds performed well over the balance of the year. As the 12-month period wound down, the fund's credit profile was similar to that of the national index but somewhat heavier in the A and BBB4 categories compared to its New York benchmark.

As rating agencies downgraded Nassau County and placed it on negative watch, anticipating further budget struggles, the fund's holdings in this county's bonds were a drag on performance. An overweight in pre-refunded bonds relative to the benchmark also hampered performance. Pre-refunding occurs when an issuer sells a new bond at a lower rate and invests the proceeds in short-term government securities until it can call or pay off the old, higher-rate or pre-refunded bond. The shorter maturity and higher quality of these issues, though positive qualities in and of themselves, were out of step with the outperformance of longer-maturity and lower quality bonds during the period. In general, the fund's shorter-term holdings lagged their index counterparts. We also maintained extra cash early in 2011 in the event that skittish markets might lead to cash outflows. However, this tactic did not pay off as outflows fell within normal levels.

By contrast, an overweight and security selection aided performance in the hospital sector, where the fund outdistanced index results. Transportation-related bonds also did well. During the period we bolstered holdings in the hospital sector by adding bonds in the 10- to 15-year range and A rated names in the eight- to 10-year segment. We also increased the fund's exposure to transportation issues.

4Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund's investments does not remove market risk.

4

Portfolio Manager's Report (continued) – Columbia New York Intermediate Municipal Bond Fund

New York's recovery faces challenges

New York's economic recovery has been among the strongest in the Northeast. Statewide employment has rebounded to within two percent of pre-recession levels and job levels in most industries have held up well. Public sector employment has stabilized following large layoffs at the state and local levels. However, jobs in the important financial sector are under pressure due to cost-cutting at major financial institutions. Manufacturing exports to Europe are sluggish, as the Continent faces a series of crises, and tourism from Canada has fallen off due to that country's slowdown. As a result, job growth is likely to be meager for the next several quarters. But longer-term prospects for the state appear more favorable thanks to its highly educated workforce and its central place in the global financial system.

Looking ahead

We plan to decrease the fund's exposure to the very shortest maturities in the intermediate-maturity universe, where we believe that opportunities are limited because the Federal Reserve Board has stated that it will keep short-term rates low for a considerable period of time. In addition, we plan to increase exposure to seven- to 12-year issues, where we see better opportunities, and we will rely on our strong research capability to help us find value in single A and BBB rated bonds.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/11 (%)

Class A	3.08
Class B	2.02
Class C	2.55
Class T	3.15
Class Z	3.54

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown

as of 10/31/11 (%)

AAA	18.0
AA	49.9
A	21.1
BBB	9.6
BB	0.8
Non-Rated	0.6

Maturity breakdown

as of 10/31/11 (%)

0-1 year	4.2
1-3 years	7.8
3-5 years	11.3
5-7 years	8.8
7-10 years	20.8
10-15 years	31.4
15-20 years	10.6
20-25 years	0.6
Cash Equivalents	4.5

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia New York Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 94.6%
Advanced Refunded 11.2%
City of New York Prerefunded 06/01/13 Unlimited General Obligation Bonds Series 2003J
06/01/16	5.500%	$1,250,000	$1,350,988
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a)
09/01/20	0.000%	2,210,000	1,729,612
Long Island Power Authority Revenue Bonds General Series 1998A Escrowed to Maturity (AGM)
12/01/13	5.500%	2,000,000	2,207,700
12/01/14	5.250%	5,000,000	5,692,200
Metropolitan Transportation Authority Prerefunded 07/01/13 Revenue Bonds Service Contract Series 1997-8 (AGM)
07/01/21	5.375%	3,000,000	3,249,240
Prerefunded 10/01/15 Revenue Bonds Series 1998A (FGIC)
04/01/23	5.000%	2,000,000	2,314,440
New York City Municipal Water Finance Authority Prerefunded 06/15/12 Revenue Bonds Series 2002A (AGM)
06/15/16	5.375%	5,000,000	5,159,350
New York City Transitional Finance Authority Prerefunded 08/01/13 Revenue Bonds Future Tax Secured Series 2003
08/01/17	5.250%	2,000,000	2,168,980
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Memorial Sloan Center Series 2003-1 Escrowed to Maturity (NPFGC)(a)
07/01/25	0.000%	3,750,000	2,459,587
New York State Thruway Authority Prerefunded 04/01/13 Revenue Bonds Series 2003A (NPFGC)
04/01/17	5.250%	1,750,000	1,870,803
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(b)
07/01/22	5.250%	355,000	441,382
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B
01/01/30	5.500%	2,000,000	2,535,640
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity
01/01/17	5.500%	2,000,000	2,259,380
Total			33,439,302

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
City 1.1%
County of Monroe Unlimited General Obligation Bonds Series 2009A (AGM)
06/01/14	5.000%	$3,000,000	$3,307,440
College 9.8%
New York State Dormitory Authority Revenue Bonds Barnard College Series 2007A (NPFGC/FGIC)
07/01/18	5.000%	1,745,000	1,990,940
Cornell University Series 2006A
07/01/21	5.000%	2,350,000	2,651,270
Series 2009A
07/01/25	5.000%	1,000,000	1,136,400
Mount Sinai School of Medicine Series 2009
07/01/27	5.500%	4,000,000	4,318,560
New York University Series 1998A (NPFGC)
07/01/17	6.000%	2,475,000	2,994,676
07/01/20	5.750%	2,000,000	2,460,660
Series 2001-1 (AMBAC)
07/01/15	5.500%	1,205,000	1,381,424
Series 2001-2 (AMBAC)
07/01/21	5.500%	900,000	903,357
Series 2001A (AMBAC)
07/01/12	5.750%	2,500,000	2,589,975
Rochester Institute of Technology Series 2010
07/01/21	5.000%	1,000,000	1,139,320
Teachers College Series 2009
03/01/24	5.000%	1,000,000	1,094,070
New York State Dormitory Authority(c) Revenue Bonds State University Educational Facilities Series 2002B (AMBAC)
11/15/26	5.250%	1,500,000	1,537,350
Oneida County Industrial Development Agency(a) Revenue Bonds Hamilton College Project Series 2007A (NPFGC)
07/01/18	0.000%	1,000,000	839,810
07/01/20	0.000%	1,000,000	747,510
St. Lawrence County Industrial Development Agency Revenue Bonds St. Lawrence University Series 2009A
10/01/16	5.000%	3,000,000	3,384,150
Total			29,169,472
County 0.4%
County of Albany Unlimited General Obligation Bonds Series 2006 (XLCA)
09/15/20	4.125%	1,000,000	1,067,830

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric 3.5%
Long Island Power Authority Revenue Bonds General Series 2011A
05/01/21	5.000%	$1,000,000	$1,142,400
Series 2009A
04/01/21	5.250%	1,000,000	1,141,810
04/01/22	5.500%	3,000,000	3,445,440
New York State Energy Research & Development Authority Revenue Bonds Rochester Gas & Electric Corp. Series 2004A (NPFGC)(c)
05/15/32	4.750%	2,650,000	2,870,268
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(b)
07/01/24	5.250%	1,620,000	1,716,439
Total			10,316,357
Health Care - Hospital 9.0%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A
11/15/22	5.750%	500,000	528,065
11/15/27	5.250%	1,000,000	987,180
Series 2008E
11/15/22	5.250%	500,000	515,045
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005
08/01/22	5.000%	700,000	718,102
New York State Dormitory Authority Revenue Bonds Long Island Jewish Obligated Group Series 2006A
11/01/19	5.000%	1,000,000	1,074,810
Mount Sinai Hospital Series 2010A
07/01/26	5.000%	1,725,000	1,773,748
Series 2011A
07/01/31	5.000%	2,000,000	2,007,480
Mount Sinai School of Medicine Series 2010A
07/01/21	5.000%	1,000,000	1,113,630
New York Methodist Hospital Series 2004
07/01/24	5.250%	1,000,000	1,015,700
New York University Hospital Center Series 2006A
07/01/20	5.000%	3,000,000	3,164,280
Series 2011A
07/01/23	5.125%	1,000,000	1,042,920
North Shore-Long Island Jewish Health Series 2009A
05/01/30	5.250%	4,000,000	4,097,080

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Orange Regional Medical Center Series 2008
12/01/29	6.125%	$1,350,000	$1,355,441
Presbyterian Hospital Series 2007 (AGM)
08/15/23	5.250%	250,000	269,380
United Health Services Hospitals Series 2009 (FHA)
08/01/18	4.500%	1,000,000	1,077,340
White Plains Hospital Series 2004 (FHA)
02/15/18	4.625%	400,000	419,592
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2004A
12/01/13	5.000%	485,000	513,086
Series 2007B
12/01/22	5.000%	500,000	517,055
12/01/27	5.125%	500,000	500,105
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2000A
11/01/25	5.875%	4,300,000	4,301,677
Total			26,991,716
Health Care - Life Care Center 0.1%
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006
11/01/28	5.000%	335,000	314,190
Health Care - Nursing Home 1.4%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007
01/01/13	4.875%	180,000	179,539
Rensselaer Municipal Leasing Corp. Revenue Bonds Rensselaer County Nursing Home Series 2009A
06/01/19	5.000%	4,000,000	4,137,160
Total			4,316,699
Housing - Multi-Family 1.3%
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008-A1
06/01/33	5.000%	1,700,000	1,788,434
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(b)
12/01/13	5.000%	2,000,000	2,110,280
Total			3,898,714

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Single Family 0.4%
New York Mortgage Agency Revenue Bonds Homeowner Mortgage Series 2000-96
10/01/14	5.200%	$270,000	$272,695
Series 2005-128
10/01/16	4.350%	1,000,000	1,060,040
Total			1,332,735
Lease 7.9%
Erie County Industrial Development Agency (The) Revenue Bonds City School District of Buffalo Project Series 2008A (AGM)
05/01/18	5.000%	1,000,000	1,156,720
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A
07/01/24	5.000%	3,000,000	3,288,540
Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2
01/15/21	5.000%	2,500,000	2,770,025
Schools Program Series 2000
07/01/20	6.250%	1,685,000	1,692,785
Series 2009
02/15/18	5.500%	1,000,000	1,192,790
State University Educational Facilities 3rd General Series 2005A (NPFGC/FGIC)
05/15/21	5.500%	1,000,000	1,211,860
Series 1993A
05/15/15	5.250%	2,000,000	2,195,260
05/15/19	5.500%	2,500,000	2,911,225
Series 2000C (AGM)
05/15/17	5.750%	1,250,000	1,487,888
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/26	5.000%	3,125,000	3,349,562
Series 2008C
01/01/22	5.000%	2,000,000	2,218,300
Total			23,474,955
Miscellaneous 14.0%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC)
11/15/24	5.250%	750,000	858,825
Series 2006 (CIFG/TCRS)
11/15/22	5.000%	2,280,000	2,445,528
Series 2006B
11/15/16	5.000%	1,500,000	1,701,030
Series 2007B
11/15/22	5.000%	1,500,000	1,628,385
Series 2008C
11/15/23	6.250%	3,570,000	4,202,604
Series 2010D
11/15/28	5.250%	3,000,000	3,232,500

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Miscellaneous (cont.)
Metropolitan Transportation Authority(c) Revenue Bonds Mandatory Tender Series 2008B
11/15/30	5.000%	$1,000,000	$1,108,780
New York City Industrial Development Agency Revenue Bonds Pilot -Yankee Stadium Series 2006 (NPFGC)
03/01/15	5.000%	1,150,000	1,257,916
United Jewish Appeal Federal Project Series 2004A
07/01/27	5.000%	625,000	661,556
YMCA of Greater New York Project Series 2006
08/01/26	5.000%	1,000,000	1,026,260
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A
04/01/26	5.000%	4,850,000	5,305,803
New York Municipal Bond Bank Agency Revenue Bonds Series 2003C
12/01/21	5.250%	3,330,000	3,517,446
Subordinated Series 2009C-1
02/15/18	5.000%	3,000,000	3,435,720
New York State Dormitory Authority Revenue Bonds School District Financing Program Series 2008A (AGM)
10/01/23	5.000%	3,000,000	3,318,870
School Districts-Financing Program Series 2009C (AGM)
10/01/22	5.000%	3,000,000	3,326,670
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Municipal Water Series 2008B
06/15/21	5.000%	3,000,000	3,418,500
Suffolk Tobacco Asset Securitization Corp. Revenue Bonds Turbo Series 2008B
06/01/28	5.375%	1,150,000	955,431
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004
08/01/24	5.375%	500,000	509,705
Total			41,911,529
Port District 1.7%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 135th Series 2004 (XLCA)
09/15/28	5.000%	1,500,000	1,558,275

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Port District (cont.)
Consolidated 161st Series 2009
10/15/31	5.000%	$3,390,000	$3,652,488
Total			5,210,763
Resource Recovery 2.0%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A
01/01/18	5.000%	3,500,000	3,924,760
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011
04/01/19	5.000%	830,000	930,422
04/01/20	5.000%	870,000	965,943
Total			5,821,125
Sales or Use Tax 15.3%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC/FGIC)
11/15/18	5.250%	800,000	955,424
Nassau County Interim Finance Authority Revenue Bonds Sales Tax Secured Series 2004H (AMBAC)
11/15/15	5.250%	5,000,000	5,611,250
New York City Transitional Finance Authority Refunding Revenue Bonds Future Tax Secured Senior Series 2005A-1
11/01/19	5.000%	3,000,000	3,362,610
Revenue Bonds Future Tax Secured Series 2009A
05/01/27	5.000%	5,000,000	5,484,050
Series 2007S-2 (NPFGC/FGIC)
01/15/21	5.000%	4,300,000	4,772,054
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E
04/01/14	6.000%	3,410,000	3,655,452
Subordinated Lien Series 2003A-1 (AGM)
04/01/12	5.000%	3,000,000	3,062,370
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC)
03/15/26	5.500%	1,000,000	1,253,010
New York State Environmental Facilities Corp. Revenue Bonds Series 2004A (NPFGC/FGIC)
12/15/21	5.000%	2,685,000	2,961,367
New York State Housing Finance Agency Revenue Bonds Series 2008A
09/15/19	5.000%	1,400,000	1,607,676

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax (cont.)
New York State Thruway Authority Revenue Bonds 2nd General Series 2005B (AMBAC)
04/01/19	5.000%	$2,500,000	$2,804,925
Series 2005A (NPFGC)
04/01/22	5.000%	500,000	547,145
Series 2008A
04/01/21	5.000%	1,000,000	1,127,740
Transportation Series 2007A
03/15/22	5.000%	1,000,000	1,128,560
Sales Tax Asset Receivables Corp. Revenue Bonds Series 2004A (NPFGC)
10/15/22	5.000%	4,000,000	4,383,760
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(b)
10/01/25	5.000%	2,755,000	2,794,479
Total			45,511,872
Special District - Assessment 0.3%
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC)
01/01/19	5.000%	850,000	866,600
Special Purpose Certificates - General Obligations 8.5%
City of New York Unlimited General Obligation Bonds Series 2004G
12/01/19	5.000%	2,430,000	2,677,325
Series 2005G
08/01/16	5.250%	500,000	583,190
Series 2007C
01/01/15	5.000%	4,000,000	4,473,520
Series 2007D-1
12/01/21	5.000%	2,000,000	2,254,740
Subordinated Series 2008I-1
02/01/23	5.000%	2,000,000	2,220,920
Unlimited General Obligation Refunding Bonds Series 2007D
02/01/24	5.000%	2,000,000	2,174,220
City of Yonkers Unlimited General Obligation Bonds Series 2005B (NPFGC)
08/01/21	5.000%	2,425,000	2,518,120
08/01/22	5.000%	2,545,000	2,630,690
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC)
03/01/16	6.000%	1,210,000	1,372,213
County of Nassau Unlimited General Obligation Improvement Bonds Series 2010A
04/01/18	4.000%	1,340,000	1,457,625

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Purpose Certificates - General Obligations (cont.)
Red Hook Central School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM)
06/15/17	5.125%	$890,000	$914,297
Sachem Central School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC/FGIC)
10/15/24	4.250%	1,000,000	1,038,170
Three Village Central School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
06/01/18	5.000%	1,000,000	1,179,110
Total			25,494,140
State 0.8%
Puerto Rico Public Buildings Authority Refunding Revenue Bonds Government Facilities Series 2007M(b)
07/01/23	6.250%	2,250,000	2,511,990
Toll Road 4.4%
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM)
10/01/19	4.000%	2,000,000	2,151,860
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005BB (AGM) 10/04/2005(b)
07/01/22	5.250%	645,000	695,794
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Series 2002B
11/15/13	5.250%	2,015,000	2,211,503
Series 2011A
01/01/25	5.000%	3,000,000	3,420,630
Revenue Bonds General Series 2006A
11/15/19	5.000%	2,000,000	2,261,520

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Toll Road (cont.)
General Purpose Series 2008
11/15/21	5.000%	$2,000,000	$2,288,200
Total			13,029,507
Water & Sewer 1.5%
Onondaga County Water Authority Revenue Bonds General Series 2005A (AMBAC)
09/15/22	5.000%	895,000	988,205
09/15/23	5.000%	940,000	1,026,254
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008
09/01/28	5.100%	1,155,000	1,223,873
Water Service Series 2008
09/01/28	5.100%	1,060,000	1,114,813
Total			4,353,145
Total Municipal Bonds (Cost: $264,639,006)			$282,340,081
		Shares	Value
Money Market Funds 4.3%
Dreyfus New York AMT-Free Municipal Money Market, 0.010%(d)		6,508,393	$6,508,393
JPMorgan Tax-Free Money Market Fund, 0.010%(d)		6,276,021	6,276,021
Total Money Market Funds (Cost: $12,784,414)			$12,784,414
Total Investments (Cost: $277,423,420)			$295,124,495
Other Assets & Liabilities, Net			3,307,298
Total Net Assets			$298,431,793

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2011, the value of these securities amounted to $10,270,364 or 3.44% of net assets.

(c)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia New York Intermediate Municipal Bond Fund

October 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$282,340,081	$—	$282,340,081
Total Bonds	—	282,340,081	—	282,340,081
Other
Money Market Funds	12,784,414	—	—	12,784,414
Total Other	12,784,414	—	—	12,784,414
Total	$12,784,414	$282,340,081	$—	$295,124,495

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia New York Intermediate Municipal Bond Fund

October 31, 2011

Assets
Investments, at value
(identified cost $277,423,420)	$295,124,495
Receivable for:
Capital shares sold	741,494
Interest	3,989,782
Expense reimbursement due from Investment Manager	10,390
Prepaid expense	6,733
Trustees' deferred compensation plan	25,561
Total assets	299,898,455
Liabilities
Payable for:
Capital shares purchased	513,485
Dividend distributions to shareholders	848,428
Investment management fees	9,790
Distribution and service fees	1,224
Transfer agent fees	13,379
Administration fees	1,694
Chief compliance officer expenses	244
Other expenses	52,857
Trustees' deferred compensation plan	25,561
Total liabilities	1,466,662
Net assets applicable to outstanding capital stock	$298,431,793

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia New York Intermediate Municipal Bond Fund

October 31, 2011

Represented by
Paid-in capital	$281,579,725
Undistributed net investment income	168,191
Accumulated net realized loss	(1,017,198)
Unrealized appreciation (depreciation) on:
Investments	17,701,075
Total — representing net assets applicable to outstanding capital stock	$298,431,793
Net assets applicable to outstanding shares
Class A	$15,430,747
Class B	$459,304
Class C	$14,355,054
Class T	$9,420,191
Class Z	$258,766,497
Shares outstanding
Class A	1,274,944
Class B	37,957
Class C	1,186,146
Class T	778,402
Class Z	21,382,214
Net asset value per share
Class A(a)	$12.10
Class B	$12.10
Class C	$12.10
Class T(a)	$12.10
Class Z	$12.10

(a)  The maximum offering price per share for Class A is $12.51 and Class T is $12.70. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia New York Intermediate Municipal Bond Fund

Year ended October 31, 2011

Net investment income
Income:
Dividends	$2,392
Interest	12,002,846
Total income	12,005,238
Expenses:
Investment management fees	1,257,586
Distribution fees
Class B	4,858
Class C	101,026
Service fees
Class A	32,291
Class B	1,619
Class C	33,706
Shareholder service fee — Class T	14,884
Transfer agent fees
Class A	18,050
Class B	904
Class C	19,058
Class T	14,250
Class Z	360,377
Administration fees	207,519
Compensation of board members	27,164
Pricing and bookkeeping fees	56,864
Custodian fees	14,163
Printing and postage fees	49,885
Registration fees	62,892
Professional fees	50,729
Chief compliance officer expenses	911
Other	15,356
Total expenses	2,344,092
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(628,205)
Fees waived by distributor — Class C	(47,097)
Expense reductions	(262)
Total net expenses	1,668,528
Net investment income	10,336,710
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	334,681
Net realized gain	334,681
Net change in unrealized appreciation (depreciation) on:
Investments	(2,792,748)
Net change in unrealized depreciation	(2,792,748)
Net realized and unrealized loss	(2,458,067)
Net increase in net assets resulting from operations	$7,878,643

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia New York Intermediate Municipal Bond Fund

Year ended October 31,	2011	2010
Operations
Net investment income	$10,336,710	$11,018,512
Net realized gain	334,681	832,245
Net change in unrealized appreciation (depreciation)	(2,792,748)	9,266,759
Net increase in net assets resulting from operations	7,878,643	21,117,516
Distributions to shareholders from:
Net investment income
Class A	(422,806)	(333,813)
Class B	(16,435)	(28,401)
Class C	(386,449)	(245,099)
Class T	(335,085)	(373,466)
Class Z	(9,117,123)	(10,027,620)
Total distributions to shareholders	(10,277,898)	(11,008,399)
Decrease in net assets from share transactions	(28,428,745)	(1,442,194)
Total increase (decrease) in net assets	(30,828,000)	8,666,923
Net assets at beginning of year	329,259,793	320,592,870
Net assets at end of year	$298,431,793	$329,259,793
Undistributed net investment income	$168,191	$121,912

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia New York Intermediate Municipal Bond Fund

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	680,452	8,129,296	478,825	5,730,066
Distributions reinvested	25,334	301,939	18,379	220,696
Redemptions	(428,180)	(5,078,822)	(218,401)	(2,615,167)
Net increase	277,606	3,352,413	278,803	3,335,595
Class B shares
Subscriptions	295	3,482	2,035	24,239
Distributions reinvested	581	6,906	1,544	18,501
Redemptions	(46,583)	(545,881)	(43,448)	(517,698)
Net decrease	(45,707)	(535,493)	(39,869)	(474,958)
Class C shares
Subscriptions	462,728	5,509,783	623,030	7,468,377
Distributions reinvested	16,798	200,011	12,866	154,565
Redemptions	(300,163)	(3,563,549)	(127,407)	(1,529,777)
Net increase	179,363	2,146,245	508,489	6,093,165
Class T shares
Subscriptions	4,125	49,079	1,076	13,005
Distributions reinvested	16,746	199,199	22,853	274,010
Redemptions	(145,887)	(1,729,797)	(112,392)	(1,345,005)
Net decrease	(125,016)	(1,481,519)	(88,463)	(1,057,990)
Class Z shares
Subscriptions	3,697,552	43,887,293	4,518,249	54,195,494
Distributions reinvested	90,984	1,082,992	99,006	1,186,737
Redemptions	(6,532,538)	(76,880,676)	(5,414,439)	(64,720,237)
Net decrease	(2,744,002)	(31,910,391)	(797,184)	(9,338,006)
Total net decrease	(2,457,756)	(28,428,745)	(138,224)	(1,442,194)

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$12.14		$11.76		$11.03		$11.54		$11.68
Income from investment operations:
Net investment income	0.39		0.38		0.39		0.40		0.38
Net realized and unrealized gain (loss)	(0.04)		0.38		0.73		(0.51)		(0.14)
Total from investment operations	0.35		0.76		1.12		(0.11)		0.24
Less distributions to shareholders from:
Net investment income	(0.39)		(0.38)		(0.39)		(0.40)		(0.38)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.39)		(0.38)		(0.39)		(0.40)		(0.38)
Net asset value, end of period	$12.10		$12.14		$11.76		$11.03		$11.54
Total return	2.99%		6.59%		10.30%		(1.02%)		2.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%		0.93%		0.91%		0.93%		1.07%
Net expenses after fees waived or expenses reimbursed(c)	0.76	%(d)	0.80	%(d)	0.78	%(d)	0.75	%(d)	1.07	%(d)
Net investment income	3.30	%(d)	3.20	%(d)	3.39	%(d)	3.44	%(d)	3.30	%(d)
Supplemental data
Net assets, end of period (in thousands)	$15,431		$12,110		$8,452		$4,200		$1,874
Portfolio turnover	8%		10%		20%		9%		9%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia New York Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$12.14		$11.76		$11.03		$11.54		$11.68
Income from investment operations:
Net investment income	0.30		0.30		0.31		0.32		0.30
Net realized and unrealized gain (loss)	(0.04)		0.37		0.73		(0.51)		(0.14)
Total from investment operations	0.26		0.67		1.04		(0.19)		0.16
Less distributions to shareholders from:
Net investment income	(0.30)		(0.29)		(0.31)		(0.32)		(0.30)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.30)		(0.29)		(0.31)		(0.32)		(0.30)
Net asset value, end of period	$12.10		$12.14		$11.76		$11.03		$11.54
Total return	2.23%		5.80%		9.49%		(1.74%)		1.36%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.75%		1.68%		1.66%		1.68%		1.82%
Net expenses after fees waived or expenses reimbursed(c)	1.52	%(d)	1.55	%(d)	1.53	%(d)	1.50	%(d)	1.82	%(d)
Net investment income	2.55	%(d)	2.47	%(d)	2.67	%(d)	2.77	%(d)	2.55	%(d)
Supplemental data
Net assets, end of period (in thousands)	$459		$1,016		$1,453		$1,503		$1,804
Portfolio turnover	8%		10%		20%		9%		9%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia New York Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$12.14		$11.76		$11.03		$11.54		$11.68
Income from investment operations:
Net investment income	0.34		0.33		0.34		0.36		0.33
Net realized and unrealized gain (loss)	(0.04)		0.39		0.74		(0.51)		(0.13)
Total from investment operations	0.30		0.72		1.08		(0.15)		0.20
Less distributions to shareholders from:
Net investment income	(0.34)		(0.34)		(0.35)		(0.36)		(0.34)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.34)		(0.34)		(0.35)		(0.36)		(0.34)
Net asset value, end of period	$12.10		$12.14		$11.76		$11.03		$11.54
Total return	2.57%		6.16%		9.87%		(1.40%)		1.71%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.73%		1.67%		1.66%		1.68%		1.82%
Net expenses after fees waived or expenses reimbursed(c)	1.16	%(d)	1.20	%(d)	1.18	%(d)	1.15	%(d)	1.47	%(d)
Net investment income	2.89	%(d)	2.77	%(d)	2.96	%(d)	3.09	%(d)	2.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$14,355		$12,224		$5,861		$2,649		$2,019
Portfolio turnover	8%		10%		20%		9%		9%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia New York Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$12.14		$11.76		$11.03		$11.54		$11.68
Income from investment operations:
Net investment income	0.40		0.40		0.41		0.42		0.39
Net realized and unrealized gain (loss)	(0.04)		0.38		0.72		(0.52)		(0.14)
Total from investment operations	0.36		0.78		1.13		(0.10)		0.25
Less distributions to shareholders from:
Net investment income	(0.40)		(0.40)		(0.40)		(0.41)		(0.39)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.40)		(0.40)		(0.40)		(0.41)		(0.39)
Net asset value, end of period	$12.10		$12.14		$11.76		$11.03		$11.54
Total return	3.09%		6.69%		10.42%		(0.90%)		2.22%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.89%		0.83%		0.81%		0.83%		0.97%
Net expenses after fees waived or expenses reimbursed(c)	0.67	%(d)	0.70	%(d)	0.68	%(d)	0.65	%(d)	0.97	%(d)
Net investment income	3.40	%(d)	3.31	%(d)	3.52	%(d)	3.62	%(d)	3.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9,420		$10,969		$11,667		$11,520		$13,575
Portfolio turnover	8%		10%		20%		9%		9%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia New York Intermediate Municipal Bond Fund

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$12.14		$11.76		$11.03		$11.54		$11.68
Income from investment operations:
Net investment income	0.42		0.41		0.42		0.42		0.41
Net realized and unrealized gain (loss)	(0.04)		0.38		0.73		(0.50)		(0.14)
Total from investment operations	0.38		0.79		1.15		(0.08)		0.27
Less distributions to shareholders from:
Net investment income	(0.42)		(0.41)		(0.42)		(0.43)		(0.41)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.42)		(0.41)		(0.42)		(0.43)		(0.41)
Net asset value, end of period	$12.10		$12.14		$11.76		$11.03		$11.54
Total return	3.24%		6.85%		10.58%		(0.75%)		2.37%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.73%		0.68%		0.66%		0.68%		0.82%
Net expenses after fees waived or expenses reimbursed(c)	0.52	%(d)	0.55	%(d)	0.53	%(d)	0.50	%(d)	0.82	%(d)
Net investment income	3.55	%(d)	3.46	%(d)	3.66	%(d)	3.73	%(d)	3.55	%(d)
Supplemental data
Net assets, end of period (in thousands)	$258,766		$292,941		$293,160		$272,139		$130,411
Portfolio turnover	8%		10%		20%		9%		9%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia New York Intermediate Municipal Bond Fund
October 31, 2011

Note 1. Organization

Columbia New York Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes

23

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

24

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.48% to 0.35% as the Fund's net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended October 31, 2011 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

25

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class T	0.14
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $260.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% in a daily basis. The shareholder services fee for the year ended October 31, 2011 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $33,089 for Class A, $623 for Class B, $1,414 for Class C and $19 for Class T shares for the year ended October 31, 2011.

26

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.75%
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, permanent differences are primarily due to differing treatments for market discount accretion/premium amortization on debt securities. In the Statement of Assets and Liabilities the following reclassifications were made among the components of the Fund's net assets due to permanent differences:

Undistributed net investment income	$(12,533)
Accumulated net realized loss	3,421
Paid-in capital	9,112

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Tax-Exempt Income	$10,277,898	$11,008,399

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$967,195
Undistributed long-term gain	—
Unrealized appreciation	17,776,063

27

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

At October 31, 2011, the cost of investments for federal income tax purposes was $277,348,432 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$17,830,261
Unrealized depreciation	$(54,198)
Net unrealized appreciation	$17,776,063

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$1,006,068

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $338,101 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $24,061,749 and $61,007,964, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended October 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates

28

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period November 1, 2010 through May 16, 2011, these credits reduced total expenses by $2.

Note 8. Shareholder Concentration

At October 31, 2011, one shareholder account owned 76.8% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225,000,000 committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and

29

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

30

Columbia New York Intermediate Municipal Bond Fund, October 31, 2011

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2011

32

Federal Income Tax Information (Unaudited) – Columbia New York Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2011, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

35

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

38

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia New York Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1741 C (12/11)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended October 31, 2011 also includes fees for two series that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$245,300	$304,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2011 also include fees for the review of and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$100,000	$46,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended October 31, 2011 and October 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$83,300	$45,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns and amortization and accretion testing.

During the fiscal years ended October 31, 2011 and October 31, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$215,300	$1,179,300

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and

Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2011 and October 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2011 and October 31, 2010 are approximately as follows:

2011	2010
$398,600	$1,270,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/ s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 22, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	December 22, 2011